Separate Account USL A

The United States Life Insurance Company in the City of New York

2020

Annual Report

December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The United States Life Insurance Company in the City of New York and the Contract Owners of Separate Account USL A.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the sub-accounts of Separate Account USL A indicated in the table below as of December 31, 2020, and the related statements of operations and changes in net assets for each of the two years in the period then ended or each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub-accounts of Separate Account USL A as of December 31, 2020, and the results of each of their operations and the changes in each of their net assets for the two years in the period then ended or each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

AB VPS Balanced Wealth Strategy Portfolio Class A	AB VPS International Growth Portfolio Class A
AB VPS Global Thematic Growth Portfolio Class A	AB VPS International Value Portfolio Class A
AB VPS Global Thematic Growth Portfolio Class B	AB VPS Large Cap Growth Portfolio Class A
AB VPS Growth and Income Portfolio Class A	AB VPS Large Cap Growth Portfolio Class B
AB VPS Growth and Income Portfolio Class B	AB VPS Real Estate Investment Portfolio Class A (3) (4)
AB VPS Growth Portfolio Class A (1) (4)	AB VPS Small Cap Growth Portfolio Class A
AB VPS Growth Portfolio Class B (1) (4)	AB VPS Small/Mid Cap Value Portfolio Class A
AB VPS Intermediate Bond Portfolio Class A	AB VPS Value Portfolio Class B (2) (4)
AB VPS Intermediate Bond Portfolio Class B (5)	BlackRock II Total Return V.I. Fund Class I (5)
BlackRock II High Yield V.I. Fund Class I (5)	BlackRock Global Allocation V.I. Fund Class I (5)
BlackRock Advantage Large Cap Core V.I. Fund Class I (5)	BlackRock Government Money Market V.I. Fund Class I (5)
BlackRock Advantage U.S. Total Market V.I. Fund Class I (5)	BlackRock International V.I. Fund Class I (5)
BlackRock Basic Value V.I. Fund Class I (5)	BlackRock Large Cap Focus Growth V.I. Fund Class I (5)
BlackRock Equity Dividend V.I. Fund Class I (5)	Delaware VIP Smid Cap Core Series Standard Class
BNY Mellon Stock Index Fund, Inc. Initial Shares	Delaware VIP Value Series Standard Class
Delaware VIP High Yield Series Standard Class	Fidelity VIP Growth Portfolio Initial Class
Delaware VIP Limited-Term Diversified Income Series Standard Class	Fidelity VIP High Income Portfolio Initial Class
Fidelity VIP Asset Manager Portfolio Initial Class	Fidelity VIP Investment Grade Bond Portfolio Initial Class
Fidelity VIP Contrafund Portfolio Initial Class	Fidelity VIP Overseas Portfolio Initial Class
Fidelity VIP Government Money Market Portfolio Initial Class	Invesco V.I. Government Securities Fund Series I (5)
Fidelity VIP Government Money Market Portfolio Service Class 2	Invesco V.I. Growth and Income Fund Series I (6)
Invesco V.I. American Franchise Fund Series I (6)	Invesco V.I. High Yield Fund Series I (5)
Invesco V.I. American Value Fund Series I (6)	Invesco V.I. International Growth Fund Series I
Invesco V.I. Comstock Fund Series I (5)	Morgan Stanley VIF Growth Portfolio Class I (6)

PricewaterhouseCoopers LLP, 1000 Louisiana Street, Suite 5800, Houston, TX 77002

T: (713) 356 4000, F: (713) 356 4717, www.pwc.com/us

Invesco V.I. Global Core Equity Fund Series I (5)	Morgan Stanley VIF U.S. Real Estate Portfolio Class I (5)
LVIP BlackRock Advantage Allocation Fund Standard Class (5)	VALIC Company I Science & Technology Fund (5)
Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I (5)	VALIC Company I Small Cap Index Fund (5)
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I (5)	VALIC Company I Stock Index Fund (5)
Morgan Stanley VIF Global Strategist Portfolio Class I (5)	VanEck VIP Global Hard Assets Fund Initial Class
VALIC Company I Government Money Market I Fund (5)	Vanguard LifeStrategy Moderate Growth Fund Investor Shares (5)
VALIC Company I International Equities Index Fund (5)	Vanguard Small-Cap Growth Index Fund Admiral Shares (5)
VALIC Company I Mid Cap Index Fund (5)	Vanguard Small-Cap Value Index Fund Admiral Shares (5)
VALIC Company I Nasdaq-100 Index Fund (5)	Vanguard Total Bond Market Index Fund Admiral Shares (5)
VanEck VIP Emerging Markets Fund Initial Class	Vanguard U.S. Growth Fund Investor Shares (5)
Vanguard 500 Index Fund Admiral Shares (5)	Vanguard Wellington Fund Investor Shares (5)
Vanguard Dividend Growth Fund Investor Shares	Vanguard Windsor Fund Investor Shares (5)
Vanguard Federal Money Market Fund Investor Shares (5)	Vanguard VIF International Portfolio
Vanguard GNMA Fund Investor Shares (5)	Vanguard VIF Mid-Cap Index Portfolio
Vanguard Inflation-Protected Securities Fund Investor Shares	Vanguard VIF Moderate Allocation Portfolio (5)
Vanguard LifeStrategy Conservative Growth Fund Investor Shares (5)	Vanguard VIF Real Estate Index Portfolio
Vanguard LifeStrategy Growth Fund Investor Shares (5)	Vanguard VIF Short-Term Investment-Grade Portfolio
Vanguard LifeStrategy Income Fund Investor Shares	Vanguard VIF Small Company Growth Portfolio
Vanguard VIF Balanced Portfolio	Vanguard VIF Total Bond Market Index Portfolio
Vanguard VIF Capital Growth Portfolio	Vanguard VIF Total Stock Market Index Portfolio
Vanguard VIF Conservative Allocation Portfolio (5)	Vanguard VIF Equity Index Portfolio (5)
Vanguard VIF Diversified Value Portfolio	Vanguard VIF Growth Portfolio
Vanguard VIF Equity Income Portfolio	Vanguard VIF High Yield Bond Portfolio
(1)	The AB VPS Growth Portfolio, in operation for the period January 1, 2019 to April 26, 2019 (cessation of operations), merged into the AB VPS Large Cap Growth Portfolio.
(2)	The AB VPS Value Portfolio, in operation for the period January 1, 2019 to April 26, 2019 (cessation of operations), merged into the AB VPS Growth and Income Portfolio.
(3)	For the period January 1, 2019 to April 24, 2019 (cessation of operations).
(4)	Where there was a cessation of operations, only a statement of operations and changes in net assets is included for the respective periods presented.
(5)	There is no respective statement of assets and liabilities and statement of operations and changes in net assets, since there was no activity for the periods presented.
(6)	On November 29, 2019 sub-accounts of Separate Account USL VA-R merged into the Separate Account USL A. Statements of operations and changes in net assets includes activity for the period November 29, 2019 (merger date) through December 31, 2019 for the merged sub-accounts.

Basis for Opinions

These financial statements are the responsibility of The United States Life Insurance Company in the City of New York management. Our responsibility is to express an opinion on the financial statements of each of the sub-accounts of Separate Account USL A based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the sub-accounts of Separate Account USL A in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

2

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2020 by correspondence with the transfer agents of the investee mutual funds and the custodians. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

April 23, 2021

We have served as the auditor of one or more of the sub-accounts of The United States Life Insurance Company in the City of New York since at least 1994. We have not been able to determine the specific year we began serving as auditor.

3

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

Sub-accounts	Investments at Fair Value	Due from (to) Company’s General Account, Net	Net Assets	Contract Owners - Annuity Reserves	Contract Owners - Accumulation Reserves	Net Assets Attributable to Contract Owner Reserves
AB VPS Balanced Wealth Strategy Portfolio Class A	$1,610,094	$-	$1,610,094	$27,773	$1,582,321	$1,610,094
AB VPS Global Thematic Growth Portfolio Class A	1,911,054	-	1,911,054	167,096	1,743,958	1,911,054
AB VPS Global Thematic Growth Portfolio Class B	403,241	-	403,241	-	403,241	403,241
AB VPS Growth and Income Portfolio Class A	4,216,971	-	4,216,971	105,199	4,111,772	4,216,971
AB VPS Growth and Income Portfolio Class B	2,075,060	-	2,075,060	69,714	2,005,346	2,075,060
AB VPS Intermediate Bond Portfolio Class A	2,820,560	-	2,820,560	120,962	2,699,598	2,820,560
AB VPS International Growth Portfolio Class A	1,307,297	-	1,307,297	23,132	1,284,165	1,307,297
AB VPS International Value Portfolio Class A	244,418	-	244,418	-	244,418	244,418
AB VPS Large Cap Growth Portfolio Class A	8,957,125	-	8,957,125	431,584	8,525,541	8,957,125
AB VPS Large Cap Growth Portfolio Class B	1,738,388	-	1,738,388	47,428	1,690,960	1,738,388
AB VPS Small Cap Growth Portfolio Class A	1,554,464	-	1,554,464	16,809	1,537,655	1,554,464
AB VPS Small/Mid Cap Value Portfolio Class A	874,834	-	874,834	-	874,834	874,834
BNY Mellon Stock Index Fund, Inc. Initial Shares	628,827	-	628,827	7,028	621,799	628,827
Delaware VIP High Yield Series Standard Class	17,999	-	17,999	-	17,999	17,999
Delaware VIP Limited-Term Diversified Income Series Standard Class	9,627	6	9,633	-	9,633	9,633
Delaware VIP Smid Cap Core Series Standard Class	126,173	-	126,173	-	126,173	126,173
Delaware VIP Value Series Standard Class	175,942	-	175,942	5,796	170,146	175,942
Fidelity VIP Asset Manager Portfolio Initial Class	212,199	-	212,199	-	212,199	212,199
Fidelity VIP Contrafund Portfolio Initial Class	231,091	-	231,091	-	231,091	231,091
Fidelity VIP Government Money Market Portfolio Initial Class	224,305	-	224,305	10,673	213,632	224,305
Fidelity VIP Government Money Market Portfolio Service Class 2	704,652	-	704,652	-	704,652	704,652
Fidelity VIP Growth Portfolio Initial Class	1,231,319	-	1,231,319	3,710	1,227,609	1,231,319
Fidelity VIP High Income Portfolio Initial Class	156,131	-	156,131	-	156,131	156,131
Fidelity VIP Investment Grade Bond Portfolio Initial Class	10,580	-	10,580	-	10,580	10,580
Fidelity VIP Overseas Portfolio Initial Class	60,728	-	60,728	-	60,728	60,728
Invesco V.I. American Franchise Fund Series I	76,841	-	76,841	-	76,841	76,841
Invesco V.I. American Value Fund Series I	6,080	-	6,080	-	6,080	6,080
Invesco V.I. Growth and Income Fund Series I	5,979	-	5,979	-	5,979	5,979
Invesco V.I. International Growth Fund Series I	86,386	-	86,386	-	86,386	86,386
Morgan Stanley VIF Growth Portfolio Class I	26,511	-	26,511	-	26,511	26,511
VanEck VIP Emerging Markets Fund Initial Class	12,069	-	12,069	-	12,069	12,069
VanEck VIP Global Hard Assets Fund Initial Class	34,170	-	34,170	-	34,170	34,170
Vanguard Dividend Growth Fund Investor Shares	36,852	441	37,293	37,293	-	37,293
Vanguard Inflation-Protected Securities Fund Investor Shares	22,446	358	22,804	22,804	-	22,804
Vanguard LifeStrategy Income Fund Investor Shares	21,381	355	21,736	21,736	-	21,736
Vanguard VIF Balanced Portfolio	687,954	28,924	716,878	716,878	-	716,878
Vanguard VIF Capital Growth Portfolio	46,660	1,959	48,619	48,619	-	48,619
Vanguard VIF Equity Income Portfolio	293,052	1,475	294,527	294,527	-	294,527
Vanguard VIF Growth Portfolio	37,844	2,039	39,883	39,883	-	39,883
Vanguard VIF High Yield Bond Portfolio	1,694	63	1,757	1,757	-	1,757
Vanguard VIF International Portfolio	290,549	(13,402)	277,147	277,147	-	277,147
Vanguard VIF Mid-Cap Index Portfolio	2,987	(69)	2,918	2,918	-	2,918
Vanguard VIF Real Estate Index Portfolio	14,537	40	14,577	14,577	-	14,577
Vanguard VIF Short-Term Investment-Grade Portfolio	1,911	(34)	1,877	1,877	-	1,877
Vanguard VIF Small Company Growth Portfolio	20,187	965	21,152	21,152	-	21,152
Vanguard VIF Total Bond Market Index Portfolio	657,283	10,943	668,226	668,226	-	668,226
Vanguard VIF Total Stock Market Index Portfolio	80,242	158	80,400	80,400	-	80,400

The accompanying Notes to Financial Statements are an integral part of this statement.

1

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2020

Sub-accounts	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Level*
AB VPS Balanced Wealth Strategy Portfolio Class A	151,752	$10.61	$1,610,094	$1,642,634	1
AB VPS Global Thematic Growth Portfolio Class A	45,072	42.40	1,911,054	946,541	1
AB VPS Global Thematic Growth Portfolio Class B	9,947	40.54	403,241	201,534	1
AB VPS Growth and Income Portfolio Class A	145,563	28.97	4,216,971	4,128,474	1
AB VPS Growth and Income Portfolio Class B	72,988	28.43	2,075,060	2,079,536	1
AB VPS Intermediate Bond Portfolio Class A	256,648	10.99	2,820,560	2,809,726	1
AB VPS International Growth Portfolio Class A	47,435	27.56	1,307,297	845,350	1
AB VPS International Value Portfolio Class A	16,915	14.45	244,418	236,610	1
AB VPS Large Cap Growth Portfolio Class A	116,190	77.09	8,957,125	6,758,417	1
AB VPS Large Cap Growth Portfolio Class B	24,310	71.51	1,738,388	1,318,338	1
AB VPS Small Cap Growth Portfolio Class A	54,050	28.76	1,554,464	923,867	1
AB VPS Small/Mid Cap Value Portfolio Class A	50,307	17.39	874,834	928,075	1
BNY Mellon Stock Index Fund, Inc. Initial Shares	9,784	64.27	628,827	369,472	1
Delaware VIP High Yield Series Standard Class	3,529	5.10	17,999	18,618	1
Delaware VIP Limited-Term Diversified Income Series Standard Class	957	10.06	9,627	9,633	1
Delaware VIP Smid Cap Core Series Standard Class	5,100	24.74	126,173	111,627	1
Delaware VIP Value Series Standard Class	6,107	28.81	175,942	170,471	1
Fidelity VIP Asset Manager Portfolio Initial Class	12,453	17.04	212,199	181,462	1
Fidelity VIP Contrafund Portfolio Initial Class	4,797	48.17	231,091	135,742	1
Fidelity VIP Government Money Market Portfolio Initial Class	224,305	1.00	224,305	224,305	1
Fidelity VIP Government Money Market Portfolio Service Class 2	704,652	1.00	704,652	704,652	1
Fidelity VIP Growth Portfolio Initial Class	11,955	103.00	1,231,319	643,208	1
Fidelity VIP High Income Portfolio Initial Class	29,403	5.31	156,131	165,132	1
Fidelity VIP Investment Grade Bond Portfolio Initial Class	751	14.09	10,580	9,560	1
Fidelity VIP Overseas Portfolio Initial Class	2,290	26.52	60,728	33,201	1
Invesco V.I. American Franchise Fund Series I	862	89.10	76,841	51,386	1
Invesco V.I. American Value Fund Series I	385	15.80	6,080	5,422	1
Invesco V.I. Growth and Income Fund Series I	319	18.72	5,979	6,091	1
Invesco V.I. International Growth Fund Series I	2,032	42.52	86,386	56,225	1
Morgan Stanley VIF Growth Portfolio Class I	377	70.23	26,511	10,676	1
VanEck VIP Emerging Markets Fund Initial Class	715	16.89	12,069	8,142	1
VanEck VIP Global Hard Assets Fund Initial Class	1,520	22.48	34,170	44,388	1
Vanguard Dividend Growth Fund Investor Shares	1,109	33.24	36,852	26,942	1
Vanguard Inflation-Protected Securities Fund Investor Shares	1,555	14.43	22,446	21,512	1
Vanguard LifeStrategy Income Fund Investor Shares	1,236	17.30	21,381	20,112	1
Vanguard VIF Balanced Portfolio	26,789	25.68	687,954	610,310	1
Vanguard VIF Capital Growth Portfolio	1,032	45.21	46,660	42,022	1
Vanguard VIF Equity Income Portfolio	12,703	23.07	293,052	274,672	1
Vanguard VIF Growth Portfolio	1,053	35.94	37,844	30,419	1
Vanguard VIF High Yield Bond Portfolio	209	8.12	1,694	1,602	1
Vanguard VIF International Portfolio	6,669	43.57	290,549	156,042	1
Vanguard VIF Mid-Cap Index Portfolio	116	25.77	2,987	2,981	1
Vanguard VIF Real Estate Index Portfolio	1,170	12.43	14,537	14,716	1
Vanguard VIF Short-Term Investment-Grade Portfolio	172	11.12	1,911	1,911	1
Vanguard VIF Small Company Growth Portfolio	824	24.49	20,187	17,883	1
Vanguard VIF Total Bond Market Index Portfolio	51,310	12.81	657,283	622,260	1
Vanguard VIF Total Stock Market Index Portfolio	1,652	48.56	80,242	57,875	1

* Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

2

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	AB VPS Balanced Wealth Strategy Portfolio Class A	AB VPS Global Thematic Growth Portfolio Class A	AB VPS Global Thematic Growth Portfolio Class B	AB VPS Growth and Income Portfolio Class A	AB VPS Growth and Income Portfolio Class B
For the Year Ended December 31, 2020
From operations:
Dividends	$30,938	$10,627	$1,422	$61,437	$24,300
Mortality and expense risk and administrative charges	(19,173)	(22,460)	(4,367)	(54,498)	(26,244)
Net investment income (loss)	11,765	(11,833)	(2,945)	6,939	(1,944)
Net realized gain (loss)	(57,659)	125,971	9,798	173,465	71,982
Capital gain distribution from mutual funds	39,113	149,222	29,920	208,633	99,910
Change in unrealized appreciation (depreciation) of investments	111,673	271,564	67,799	(395,970)	(175,705)
Increase (decrease) in net assets from operations	104,892	534,924	104,572	(6,933)	(5,757)

From contract transactions:
Payments received from contract owners	-	148,496	-	7,904	55,072
Payments for contract benefits or terminations	(119,142)	(214,065)	(8,561)	(343,500)	(128,618)
Transfers between sub-accounts (including fixed account), net	158,421	(95,466)	15,762	(178,468)	(91,709)
Contract maintenance charges	(1,519)	(1,149)	(533)	(2,300)	(2,733)
Adjustments to net assets allocated to contracts in payout period	-	-	-	(860)	12,058
Increase (decrease) in net assets from contract transactions	37,760	(162,184)	6,668	(517,224)	(155,930)

Increase (decrease) in net assets	142,652	372,740	111,240	(524,157)	(161,687)
Net assets at beginning of period	1,467,442	1,538,314	292,001	4,741,128	2,236,747
Net assets at end of period	$1,610,094	$1,911,054	$403,241	$4,216,971	$2,075,060

Beginning units	80,142	50,717	25,748	50,572	24,575
Units issued	12,062	1,623	1,335	1,198	1,184
Units redeemed	(10,704)	(6,514)	(1,158)	(7,240)	(3,197)
Ending units	81,500	45,826	25,925	44,530	22,562

For the Year Ended December 31, 2019
From operations:
Dividends	$36,421	$6,276	$413	$57,068	$22,705
Mortality and expense risk and administrative charges	(19,871)	(21,419)	(3,564)	(65,824)	(28,488)
Net investment income (loss)	16,550	(15,143)	(3,151)	(8,756)	(5,783)
Net realized gain (loss)	(17,803)	166,907	9,067	396,537	152,360
Capital gain distribution from mutual funds	168,841	80,553	14,454	484,641	238,666
Change in unrealized appreciation (depreciation) of investments	51,754	148,947	41,505	57,997	(16,557)
Increase (decrease) in net assets from operations	219,342	381,264	61,875	930,419	368,686

From contract transactions:
Payments received from contract owners	5,875	-	-	-	8,023
Payments for contract benefits or terminations	(110,437)	(267,653)	(12,232)	(750,545)	(163,903)
Transfers between sub-accounts (including fixed account), net	(3,994)	(19,933)	16,692	107,320	456,506
Contract maintenance charges	(1,668)	(1,196)	(449)	(2,815)	(2,990)
Increase (decrease) in net assets from contract transactions	(110,224)	(288,782)	4,011	(646,040)	297,636

Increase (decrease) in net assets	109,118	92,482	65,886	284,379	666,322
Net assets at beginning of period	1,358,324	1,445,832	226,115	4,456,749	1,570,425
Net assets at end of period	$1,467,442	$1,538,314	$292,001	$4,741,128	$2,236,747

Beginning units	86,705	61,187	25,516	57,941	21,031
Units issued	787	234	1,597	1,489	7,169
Units redeemed	(7,350)	(10,704)	(1,365)	(8,858)	(3,625)
Ending units	80,142	50,717	25,748	50,572	24,575

The accompanying Notes to Financial Statements are an integral part of this statement.

3

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	AB VPS Growth Portfolio Class A	AB VPS Growth Portfolio Class B	AB VPS Intermediate Bond Portfolio Class A	AB VPS International Growth Portfolio Class A	AB VPS International Value Portfolio Class A
For the Year Ended December 31, 2020
From operations:
Dividends	$-	$-	$98,524	$14,932	$4,582
Mortality and expense risk and administrative charges	-	-	(39,958)	(15,184)	(3,259)
Net investment income (loss)	-	-	58,566	(252)	1,323
Net realized gain (loss)	-	-	(22,786)	50,053	(7,800)
Capital gain distribution from mutual funds	-	-	-	94,435	-
Change in unrealized appreciation (depreciation) of investments	-	-	102,356	143,841	7,903
Increase (decrease) in net assets from operations	-	-	138,136	288,077	1,426

From contract transactions:
Payments received from contract owners	-	-	115,556	18,804	20,498
Payments for contract benefits or terminations	-	-	(460,073)	(71,591)	(34,289)
Transfers between sub-accounts (including fixed account), net	-	-	260,278	(29,463)	(25,906)
Contract maintenance charges	-	-	(2,991)	(696)	(414)
Adjustments to net assets allocated to contracts in payout period	-	-	15,741	-	-
Increase (decrease) in net assets from contract transactions	-	-	(71,489)	(82,946)	(40,111)

Increase (decrease) in net assets	-	-	66,647	205,131	(38,685)
Net assets at beginning of period	-	-	2,753,913	1,102,166	283,103
Net assets at end of period	$-	$-	$2,820,560	$1,307,297	$244,418

Beginning units	-	-	111,937	26,899	15,933
Units issued	-	-	18,147	705	1,775
Units redeemed	-	-	(20,356)	(2,704)	(4,094)
Ending units	-	-	109,728	24,900	13,614

For the Year Ended December 31, 2019
From operations:
Dividends	$-	$-	$81,616	$5,836	$2,515
Mortality and expense risk and administrative charges	(13,606)	(2,690)	(39,397)	(14,330)	(3,851)
Net investment income (loss)	(13,606)	(2,690)	42,219	(8,494)	(1,336)
Net realized gain (loss)	243,933	11,220	(54,334)	30,799	2,651
Capital gain distribution from mutual funds	630,474	128,364	-	24,893	-
Change in unrealized appreciation (depreciation) of investments	(275,939)	(22,008)	195,319	186,229	38,131
Increase (decrease) in net assets from operations	584,862	114,886	183,204	233,427	39,446

From contract transactions:
Payments received from contract owners	-	6,940	2,886	1,271	-
Payments for contract benefits or terminations	(124,978)	(46,657)	(305,367)	(69,259)	(7,931)
Transfers between sub-accounts (including fixed account), net	(3,223,494)	(613,018)	58,116	(5,557)	(11,023)
Contract maintenance charges	(621)	(421)	(2,812)	(716)	(516)
Increase (decrease) in net assets from contract transactions	(3,349,093)	(653,156)	(247,177)	(74,261)	(19,470)

Increase (decrease) in net assets	(2,764,231)	(538,270)	(63,973)	159,166	19,976
Net assets at beginning of period	2,764,231	538,270	2,817,886	943,000	263,127
Net assets at end of period	$-	$-	$2,753,913	$1,102,166	$283,103

Beginning units	45,365	9,192	122,209	28,941	17,106
Units issued	357	205	3,695	161	461
Units redeemed	(45,722)	(9,397)	(13,967)	(2,203)	(1,634)
Ending units	-	-	111,937	26,899	15,933

The accompanying Notes to Financial Statements are an integral part of this statement.

4

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	AB VPS Large Cap Growth Portfolio Class A	AB VPS Large Cap Growth Portfolio Class B	AB VPS Real Estate Investment Portfolio Class A	AB VPS Small Cap Growth Portfolio Class A	AB VPS Small/Mid Cap Value Portfolio Class A
For the Year Ended December 31, 2020
From operations:
Dividends	$-	$-	$-	$-	$8,231
Mortality and expense risk and administrative charges	(110,958)	(20,751)	-	(16,656)	(10,759)
Net investment income (loss)	(110,958)	(20,751)	-	(16,656)	(2,528)
Net realized gain (loss)	516,438	92,196	-	9,274	(62,341)
Capital gain distribution from mutual funds	613,357	120,807	-	79,754	37,675
Change in unrealized appreciation (depreciation) of investments	1,296,566	235,180	-	466,281	12,107
Increase (decrease) in net assets from operations	2,315,403	427,432	-	538,653	(15,087)

From contract transactions:
Payments received from contract owners	198,657	29,368	-	15,380	17,646
Payments for contract benefits or terminations	(915,062)	(63,086)	-	(73,536)	(59,633)
Transfers between sub-accounts (including fixed account), net	(365,290)	(83,369)	-	(49,083)	(74,317)
Contract maintenance charges	(4,847)	(2,363)	-	(657)	(1,424)
Adjustments to net assets allocated to contracts in payout period	(1,575)	13,805	-	-	-
Increase (decrease) in net assets from contract transactions	(1,088,117)	(105,645)	-	(107,896)	(117,728)

Increase (decrease) in net assets	1,227,286	321,787	-	430,757	(132,815)
Net assets at beginning of period	7,729,839	1,416,601	-	1,123,707	1,007,649
Net assets at end of period	$8,957,125	$1,738,388	$-	$1,554,464	$874,834

Beginning units	78,780	60,484	-	25,234	22,760
Units issued	1,510	1,701	-	787	661
Units redeemed	(11,871)	(6,490)	-	(3,028)	(4,035)
Ending units	68,419	55,695	-	22,993	19,386

For the Year Ended December 31, 2019
From operations:
Dividends	$-	$-	$20,698	$-	$5,617
Mortality and expense risk and administrative charges	(90,903)	(16,201)	(3,095)	(15,159)	(13,400)
Net investment income (loss)	(90,903)	(16,201)	17,603	(15,159)	(7,783)
Net realized gain (loss)	706,878	81,330	(88,080)	(10,353)	12,189
Capital gain distribution from mutual funds	906,656	177,176	51,927	136,536	104,810
Change in unrealized appreciation (depreciation) of investments	19,513	23,361	114,764	191,391	51,845
Increase (decrease) in net assets from operations	1,542,144	265,666	96,214	302,415	161,061

From contract transactions:
Payments received from contract owners	-	4,687	-	-	-
Payments for contract benefits or terminations	(1,009,117)	(123,931)	(6,984)	(73,622)	(43,920)
Transfers between sub-accounts (including fixed account), net	3,234,127	613,348	(750,723)	(8,588)	9,122
Contract maintenance charges	(4,334)	(1,814)	(287)	(637)	(1,866)
Increase (decrease) in net assets from contract transactions	2,220,676	492,290	(757,994)	(82,847)	(36,664)

Increase (decrease) in net assets	3,762,820	757,956	(661,780)	219,568	124,397
Net assets at beginning of period	3,967,019	658,645	661,780	904,139	883,252
Net assets at end of period	$7,729,839	$1,416,601	$-	$1,123,707	$1,007,649

Beginning units	53,235	37,261	13,434	27,306	23,627
Units issued	38,143	29,503	-	126	795
Units redeemed	(12,598)	(6,280)	(13,434)	(2,198)	(1,662)
Ending units	78,780	60,484	-	25,234	22,760

The accompanying Notes to Financial Statements are an integral part of this statement.

5

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	AB VPS Value Portfolio Class B	BNY Mellon Stock Index Fund, Inc. Initial Shares	Delaware VIP High Yield Series Standard Class	Delaware VIP Limited-Term Diversified Income Series Standard Class	Delaware VIP Smid Cap Core Series Standard Class
For the Year Ended December 31, 2020
From operations:
Dividends	$-	$8,581	$993	$178	$566
Mortality and expense risk and administrative charges	-	(7,576)	(209)	(119)	(1,292)
Net investment income (loss)	-	1,005	784	59	(726)
Net realized gain (loss)	-	7,574	(28)	(4)	(451)
Capital gain distribution from mutual funds	-	33,189	-	-	2,418
Change in unrealized appreciation (depreciation) of investments	-	46,780	247	233	9,919
Increase (decrease) in net assets from operations	-	88,548	1,003	288	11,160

From contract transactions:
Payments for contract benefits or terminations	-	(6,375)	-	-	-
Transfers between sub-accounts (including fixed account), net	-	-	1	(6)	-
Contract maintenance charges	-	(338)	(4)	(2)	(60)
Increase (decrease) in net assets from contract transactions	-	(6,713)	(3)	(8)	(60)

Increase (decrease) in net assets	-	81,835	1,000	280	11,100
Net assets at beginning of period	-	546,992	16,999	9,353	115,073
Net assets at end of period	$-	$628,827	$17,999	$9,633	$126,173

Beginning units	-	10,637	326	327	1,032
Units issued	-	-	-	-	-
Units redeemed	-	(128)	-	-	(1)
Ending units	-	10,509	326	327	1,031

For the Year Ended December 31, 2019
From operations:
Dividends	$6,794	$6,686	$1,054	$258	$578
Mortality and expense risk and administrative charges	(2,552)	(7,224)	(203)	(115)	(1,324)
Net investment income (loss)	4,242	(538)	851	143	(746)
Net realized gain (loss)	159,747	28,652	(21)	(6)	(370)
Capital gain distribution from mutual funds	48,757	26,782	-	-	5,641
Change in unrealized appreciation (depreciation) of investments	(143,278)	75,092	1,386	221	20,672
Increase (decrease) in net assets from operations	69,468	129,988	2,216	358	25,197

From contract transactions:
Payments for contract benefits or terminations	(68,529)	(47,999)	-	-	-
Transfers between sub-accounts (including fixed account), net	(569,306)	(1)	(1)	(8)	-
Contract maintenance charges	(295)	(363)	(4)	(2)	(60)
Increase (decrease) in net assets from contract transactions	(638,130)	(48,363)	(5)	(10)	(60)

Increase (decrease) in net assets	(568,662)	81,625	2,211	348	25,137
Net assets at beginning of period	568,662	465,367	14,788	9,005	89,936
Net assets at end of period	$-	$546,992	$16,999	$9,353	$115,073

Beginning units	35,193	11,659	326	327	1,033
Units issued	276	-	-	-	-
Units redeemed	(35,469)	(1,022)	-	-	(1)
Ending units	-	10,637	326	327	1,032

The accompanying Notes to Financial Statements are an integral part of this statement.

6

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Delaware VIP Value Series Standard Class	Fidelity VIP Asset Manager Portfolio Initial Class	Fidelity VIP Contrafund Portfolio Initial Class	Fidelity VIP Government Money Market Portfolio Initial Class	Fidelity VIP Government Money Market Portfolio Service Class 2
For the Year Ended December 31, 2020
From operations:
Dividends	$4,317	$2,956	$494	$903	$1,587
Mortality and expense risk and administrative charges	(2,391)	(2,981)	(2,773)	(3,408)	(9,924)
Net investment income (loss)	1,926	(25)	(2,279)	(2,505)	(8,337)
Net realized gain (loss)	12,599	5,670	3,172	-	-
Capital gain distribution from mutual funds	9,968	2,711	1,003	-	-
Change in unrealized appreciation (depreciation) of investments	(32,723)	17,956	49,777	-	-
Increase (decrease) in net assets from operations	(8,230)	26,312	51,673	(2,505)	(8,337)

From contract transactions:
Payments received from contract owners	-	-	-	4,400	-
Payments for contract benefits or terminations	(50,253)	(41,619)	(4,053)	(120,243)	(17,459)
Transfers between sub-accounts (including fixed account), net	-	1	1	67,404	64,229
Contract maintenance charges	(263)	(119)	(292)	(733)	(1,306)
Adjustments to net assets allocated to contracts in payout period	-	-	-	(1,847)	2,068
Increase (decrease) in net assets from contract transactions	(50,516)	(41,737)	(4,344)	(51,019)	47,532

Increase (decrease) in net assets	(58,746)	(15,425)	47,329	(53,524)	39,195
Net assets at beginning of period	234,688	227,624	183,762	277,829	665,457
Net assets at end of period	$175,942	$212,199	$231,091	$224,305	$704,652

Beginning units	2,279	7,462	3,618	28,952	71,481
Units issued	-	-	-	7,902	8,996
Units redeemed	(556)	(1,321)	(85)	(13,174)	(3,902)
Ending units	1,723	6,141	3,533	23,680	76,575

For the Year Ended December 31, 2019
From operations:
Dividends	$3,773	$3,888	$789	$5,375	$8,519
Mortality and expense risk and administrative charges	(2,744)	(2,991)	(2,412)	(3,792)	(7,150)
Net investment income (loss)	1,029	897	(1,623)	1,583	1,369
Net realized gain (loss)	2,475	166	4,223	-	-
Capital gain distribution from mutual funds	14,923	8,772	19,046	-	-
Change in unrealized appreciation (depreciation) of investments	18,389	22,610	21,979	-	-
Increase (decrease) in net assets from operations	36,816	32,445	43,625	1,583	1,369

From contract transactions:
Payments received from contract owners	-	-	-	1,291	-
Payments for contract benefits or terminations	(2,139)	(317)	(8,716)	(11,752)	(40,805)
Transfers between sub-accounts (including fixed account), net	-	-	-	32,414	560,542
Contract maintenance charges	(294)	(106)	(295)	(587)	(899)
Adjustments to net assets allocated to contracts in payout period	-	-	-	1,111	-
Increase (decrease) in net assets from contract transactions	(2,433)	(423)	(9,011)	22,477	518,838

Increase (decrease) in net assets	34,383	32,022	34,614	24,060	520,207
Net assets at beginning of period	200,305	195,602	149,148	253,769	145,250
Net assets at end of period	$234,688	$227,624	$183,762	$277,829	$665,457

Beginning units	2,304	7,477	3,810	26,630	15,655
Units issued	-	-	-	11,706	64,403
Units redeemed	(25)	(15)	(192)	(9,384)	(8,577)
Ending units	2,279	7,462	3,618	28,952	71,481

The accompanying Notes to Financial Statements are an integral part of this statement.

7

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Fidelity VIP Growth Portfolio Initial Class	Fidelity VIP High Income Portfolio Initial Class	Fidelity VIP Investment Grade Bond Portfolio Initial Class	Fidelity VIP Overseas Portfolio Initial Class	Invesco V.I. American Franchise Fund Series I
For the Year Ended December 31, 2020
From operations:
Dividends	$809	$7,487	$226	$235	$45
Mortality and expense risk and administrative charges	(14,944)	(2,065)	(143)	(727)	(1,263)
Net investment income (loss)	(14,135)	5,422	83	(492)	(1,218)
Net realized gain (loss)	96,963	(180)	8	301	25,501
Capital gain distribution from mutual funds	101,859	-	4	230	4,733
Change in unrealized appreciation (depreciation) of investments	202,927	(3,234)	679	7,420	2,150
Increase (decrease) in net assets from operations	387,614	2,008	774	7,459	31,166

From contract transactions:
Payments for contract benefits or terminations	(145,358)	(112)	-	-	(54,541)
Transfers between sub-accounts (including fixed account), net	-	-	(1)	1	-
Contract maintenance charges	(477)	(64)	(27)	(17)	(109)
Increase (decrease) in net assets from contract transactions	(145,835)	(176)	(28)	(16)	(54,650)

Increase (decrease) in net assets	241,779	1,832	746	7,443	(23,484)
Net assets at beginning of period	989,540	154,299	9,834	53,285	100,325
Net assets at end of period	$1,231,319	$156,131	$10,580	$60,728	$76,841

Beginning units	19,747	6,867	401	2,082	4,096
Units issued	-	-	-	-	-
Units redeemed	(2,430)	(9)	(1)	(1)	(1,898)
Ending units	17,317	6,858	400	2,081	2,198

For the Year Ended December 31, 2019
From operations:
Dividends	$2,421	$7,712	$262	$855	$-
Mortality and expense risk and administrative charges	(12,937)	(2,072)	(134)	(677)	(1,244)
Net investment income (loss)	(10,516)	5,640	128	178	(1,244)
Net realized gain (loss)	60,185	(73)	(2)	255	6,329
Capital gain distribution from mutual funds	58,589	-	-	1,690	12,082
Change in unrealized appreciation (depreciation) of investments	151,568	12,804	616	8,871	9,575
Increase (decrease) in net assets from operations	259,826	18,371	742	10,994	26,742

From contract transactions:
Payments for contract benefits or terminations	(81,424)	(97)	-	-	(6,300)
Transfers between sub-accounts (including fixed account), net	(22,556)	-	(1)	1	(5,901)
Contract maintenance charges	(476)	(67)	(27)	(18)	(109)
Increase (decrease) in net assets from contract transactions	(104,456)	(164)	(28)	(17)	(12,310)

Increase in net assets from separate account merger	-	-	-	-	5,811

Increase (decrease) in net assets	155,370	18,207	714	10,977	20,243
Net assets at beginning of period	834,170	136,092	9,120	42,308	80,082
Net assets at end of period	$989,540	$154,299	$9,834	$53,285	$100,325

Beginning units	22,047	6,875	402	2,082	4,498
Units issued	-	-	-	-	-
Units redeemed	(2,300)	(8)	(1)	-	(570)
Units transferred in from separate account merger	-	-	-	-	168
Ending units	19,747	6,867	401	2,082	4,096

The accompanying Notes to Financial Statements are an integral part of this statement.

8

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Invesco V.I. American Value Fund Series I	Invesco V.I. Growth and Income Fund Series I	Invesco V.I. International Growth Fund Series I	Morgan Stanley VIF Growth Portfolio Class I	VanEck VIP Emerging Markets Fund Initial Class
For the Year Ended December 31, 2020
From operations:
Dividends	$48	$119	$1,787	$-	$207
Mortality and expense risk and administrative charges	(72)	(71)	(1,025)	(259)	(140)
Net investment income (loss)	(24)	48	762	(259)	67
Net realized gain (loss)	8	(4)	587	175	40
Capital gain distribution from mutual funds	51	87	1,722	1,923	311
Change in unrealized appreciation (depreciation) of investments	(53)	(91)	6,441	12,317	1,211
Increase (decrease) in net assets from operations	(18)	40	9,512	14,156	1,629

From contract transactions:
Payments for contract benefits or terminations	(4)	(4)	(594)	(17)	-
Transfers between sub-accounts (including fixed account), net	1	-	1	(6)	(1)
Contract maintenance charges	-	-	(79)	-	(9)
Increase (decrease) in net assets from contract transactions	(3)	(4)	(672)	(23)	(10)

Increase (decrease) in net assets	(21)	36	8,840	14,133	1,619
Net assets at beginning of period	6,101	5,943	77,546	12,378	10,450
Net assets at end of period	$6,080	$5,979	$86,386	$26,511	$12,069

Beginning units	225	242	2,892	375	320
Units issued	-	-	-	-	-
Units redeemed	-	-	(26)	(1)	-
Ending units	225	242	2,866	374	320

For the Year Ended December 31, 2019
From operations:
Dividends	$-	$-	$1,134	$-	$43
Mortality and expense risk and administrative charges	(7)	(7)	(993)	(15)	(133)
Net investment income (loss)	(7)	(7)	141	(15)	(90)
Net realized gain (loss)	3	1	384	12	34
Capital gain distribution from mutual funds	-	-	4,579	-	211
Change in unrealized appreciation (depreciation) of investments	235	208	11,292	36	2,183
Increase (decrease) in net assets from operations	231	202	16,396	33	2,338

From contract transactions:
Payments for contract benefits or terminations	(6)	(6)	-	(12)	-
Transfers between sub-accounts (including fixed account), net	-	-	(2)	(1)	(1)
Contract maintenance charges	-	-	(97)	-	(10)
Increase (decrease) in net assets from contract transactions	(6)	(6)	(99)	(13)	(11)

Increase in net assets from separate account merger	5,876	5,747	-	12,358	-

Increase (decrease) in net assets	6,101	5,943	16,297	12,378	2,327
Net assets at beginning of period	-	-	61,249	-	8,123
Net assets at end of period	$6,101	$5,943	$77,546	$12,378	$10,450

Beginning units	-	-	2,896	-	321
Units issued	-	-	-	-	-
Units redeemed	-	-	(4)	-	(1)
Units transferred in from separate account merger	225	242	-	375	-
Ending units	225	242	2,892	375	320

The accompanying Notes to Financial Statements are an integral part of this statement.

9

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VanEck VIP Global Hard Assets Fund Initial Class	Vanguard Dividend Growth Fund Investor Shares	Vanguard Inflation- Protected Securities Fund Investor Shares	Vanguard LifeStrategy Income Fund Investor Shares	Vanguard VIF Balanced Portfolio
For the Year Ended December 31, 2020
From operations:
Dividends	$242	$640	$129	$188	$17,398
Mortality and expense risk and administrative charges	(361)	(190)	(59)	(58)	(3,229)
Net investment income (loss)	(119)	450	70	130	14,169
Net realized gain (loss)	(265)	1,581	217	380	(3,048)
Capital gain distribution from mutual funds	-	463	-	41	21,218
Change in unrealized appreciation (depreciation) of investments	5,461	1,481	842	323	25,586
Increase (decrease) in net assets from operations	5,077	3,975	1,129	874	57,925

From contract transactions:
Payments for contract benefits or terminations	-	(3,849)	(3,472)	(3,631)	(92,442)
Transfers between sub-accounts (including fixed account), net	-	1	1	1	(140)
Contract maintenance charges	(5)	-	-	-	-
Adjustments to net assets allocated to contracts in payout period	-	(8,135)	1,051	451	(103,785)
Increase (decrease) in net assets from contract transactions	(5)	(11,983)	(2,420)	(3,179)	(196,367)

Increase (decrease) in net assets	5,072	(8,008)	(1,291)	(2,305)	(138,442)
Net assets at beginning of period	29,098	45,301	24,095	24,041	855,320
Net assets at end of period	$34,170	$37,293	$22,804	$21,736	$716,878

Beginning units	1,483	836	710	626	18,661
Units issued	-	-	647	540	1,254
Units redeemed	(1)	(129)	(189)	(176)	(2,619)
Ending units	1,482	707	1,168	990	17,296

For the Year Ended December 31, 2019
From operations:
Dividends	$-	$664	$289	$360	$18,315
Mortality and expense risk and administrative charges	(393)	(194)	(72)	(72)	(3,440)
Net investment income (loss)	(393)	470	217	288	14,875
Net realized gain (loss)	(239)	743	(20)	214	(4,048)
Capital gain distribution from mutual funds	-	1,127	-	2	36,827
Change in unrealized appreciation (depreciation) of investments	3,353	7,323	821	1,018	82,506
Increase (decrease) in net assets from operations	2,721	9,663	1,018	1,522	130,160

From contract transactions:
Payments for contract benefits or terminations	-	(3,691)	(3,361)	(3,558)	(88,791)
Transfers between sub-accounts (including fixed account), net	-	(1)	-	-	(1)
Contract maintenance charges	(6)	-	-	-	-
Adjustments to net assets allocated to contracts in payout period	-	6,230	11,737	11,581	181,199
Increase (decrease) in net assets from contract transactions	(6)	2,538	8,376	8,023	92,407

Increase (decrease) in net assets	2,715	12,201	9,394	9,545	222,567
Net assets at beginning of period	26,383	33,100	14,701	14,496	632,753
Net assets at end of period	$29,098	$45,301	$24,095	$24,041	$855,320

Beginning units	1,483	922	907	812	21,343
Units issued	-	-	-	-	-
Units redeemed	-	(86)	(197)	(186)	(2,682)
Ending units	1,483	836	710	626	18,661

The accompanying Notes to Financial Statements are an integral part of this statement.

10

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Vanguard VIF Capital Growth Portfolio	Vanguard VIF Diversified Value Portfolio	Vanguard VIF Equity Income Portfolio	Vanguard VIF Growth Portfolio	Vanguard VIF High Yield Bond Portfolio
For the Year Ended December 31, 2020
From operations:
Dividends	$288	$77	$7,417	$98	$99
Mortality and expense risk and administrative charges	(97)	(12)	(1,371)	(129)	(10)
Net investment income (loss)	191	65	6,046	(31)	89
Net realized gain (loss)	1,560	(485)	6,804	3,200	2
Capital gain distribution from mutual funds	614	498	9,257	1,389	-
Change in unrealized appreciation (depreciation) of investments	151	(91)	(16,675)	3,759	(5)
Increase (decrease) in net assets from operations	2,516	(13)	5,432	8,317	86

From contract transactions:
Payments for contract benefits or terminations	(10,122)	(955)	(35,405)	(11,686)	(115)
Transfers between sub-accounts (including fixed account), net	1,850	(111)	(122,207)	(2,517)	-
Adjustments to net assets allocated to contracts in payout period	964	(4,916)	(37,445)	(16,285)	(92)
Increase (decrease) in net assets from contract transactions	(7,308)	(5,982)	(195,057)	(30,488)	(207)

Increase (decrease) in net assets	(4,792)	(5,995)	(189,625)	(22,171)	(121)
Net assets at beginning of period	53,411	5,995	484,152	62,054	1,878
Net assets at end of period	$48,619	$-	$294,527	$39,883	$1,757

Beginning units	391	96	10,192	713	73
Units issued	473	-	552	305	-
Units redeemed	(169)	(96)	(3,837)	(387)	(9)
Ending units	695	-	6,907	631	64

For the Year Ended December 31, 2019
From operations:
Dividends	$281	$120	$10,311	$143	$108
Mortality and expense risk and administrative charges	(126)	(20)	(2,124)	(168)	(10)
Net investment income (loss)	155	100	8,187	(25)	98
Net realized gain (loss)	1,606	(272)	(694)	2,154	1
Capital gain distribution from mutual funds	687	239	25,042	3,950	-
Change in unrealized appreciation (depreciation) of investments	3,040	792	53,969	3,338	154
Increase (decrease) in net assets from operations	5,488	859	86,504	9,417	253

From contract transactions:
Payments for contract benefits or terminations	(8,240)	(1,345)	(49,169)	(10,905)	(117)
Transfers between sub-accounts (including fixed account), net	889	1	(14)	(965)	1
Adjustments to net assets allocated to contracts in payout period	30,945	2,537	63,154	32,037	17
Increase (decrease) in net assets from contract transactions	23,594	1,193	13,971	20,167	(99)

Increase (decrease) in net assets	29,082	2,052	100,475	29,584	154
Net assets at beginning of period	24,329	3,943	383,677	32,470	1,724
Net assets at end of period	$53,411	$5,995	$484,152	$62,054	$1,878

Beginning units	533	137	11,498	1,026	78
Units issued	31	-	-	20	-
Units redeemed	(173)	(41)	(1,306)	(333)	(5)
Ending units	391	96	10,192	713	73

The accompanying Notes to Financial Statements are an integral part of this statement.

11

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Vanguard VIF International Portfolio	Vanguard VIF Mid-Cap Index Portfolio	Vanguard VIF Real Estate Index Portfolio	Vanguard VIF Short-Term Investment- Grade Portfolio	Vanguard VIF Small Company Growth Portfolio
For the Year Ended December 31, 2020
From operations:
Dividends	$3,952	$1	$277	$-	$100
Mortality and expense risk and administrative charges	(1,692)	-	(54)	-	(66)
Net investment income (loss)	2,260	1	223	-	34
Net realized gain (loss)	112,931	-	(136)	-	(2,144)
Capital gain distribution from mutual funds	7,223	2	174	-	1,445
Change in unrealized appreciation (depreciation) of investments	34,045	4	(972)	-	2,908
Increase (decrease) in net assets from operations	156,459	7	(711)	-	2,243

From contract transactions:
Payments for contract benefits or terminations	(42,607)	(918)	(1,671)	(427)	(5,193)
Transfers between sub-accounts (including fixed account), net	(105,808)	1	-	1	(69)
Adjustments to net assets allocated to contracts in payout period	(189,884)	(453)	(133)	292	(5,913)
Increase (decrease) in net assets from contract transactions	(338,299)	(1,370)	(1,804)	(134)	(11,175)

Increase (decrease) in net assets	(181,840)	(1,363)	(2,515)	(134)	(8,932)
Net assets at beginning of period	458,987	4,281	17,092	2,011	30,084
Net assets at end of period	$277,147	$2,918	$14,577	$1,877	$21,152

Beginning units	10,398	1	292	1	363
Units issued	61	54	106	117	234
Units redeemed	(5,665)	-	(28)	-	(223)
Ending units	4,794	55	370	118	374

For the Year Ended December 31, 2019
From operations:
Dividends	$5,530	$1	$330	$-	$90
Mortality and expense risk and administrative charges	(1,967)	-	(63)	-	(89)
Net investment income (loss)	3,563	1	267	-	1
Net realized gain (loss)	9,755	9	(17)	-	(724)
Capital gain distribution from mutual funds	12,060	3	597	-	1,949
Change in unrealized appreciation (depreciation) of investments	74,765	13	2,019	-	2,990
Increase (decrease) in net assets from operations	100,143	26	2,866	-	4,216

From contract transactions:
Payments for contract benefits or terminations	(44,939)	(141)	(1,165)	-	(5,358)
Transfers between sub-accounts (including fixed account), net	1	(2)	6	1	37
Adjustments to net assets allocated to contracts in payout period	56,947	4,241	4,964	1,994	14,105
Increase (decrease) in net assets from contract transactions	12,009	4,098	3,805	1,995	8,784

Increase (decrease) in net assets	112,152	4,124	6,671	1,995	13,000
Net assets at beginning of period	346,835	157	10,421	16	17,084
Net assets at end of period	$458,987	$4,281	$17,092	$2,011	$30,084

Beginning units	11,710	4	321	1	495
Units issued	-	-	-	-	18
Units redeemed	(1,312)	(3)	(29)	-	(150)
Ending units	10,398	1	292	1	363

The accompanying Notes to Financial Statements are an integral part of this statement.

12

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Vanguard VIF Total Bond Market Index Portfolio	Vanguard VIF Total Stock Market Index Portfolio
For the Year Ended December 31, 2020
From operations:
Dividends	$15,086	$1,026
Mortality and expense risk and administrative charges	(3,057)	(329)
Net investment income (loss)	12,029	697
Net realized gain (loss)	5,211	1,606
Capital gain distribution from mutual funds	-	1,980
Change in unrealized appreciation (depreciation) of investments	22,147	7,676
Increase (decrease) in net assets from operations	39,387	11,959

From contract transactions:
Payments for contract benefits or terminations	(76,195)	(10,343)
Transfers between sub-accounts (including fixed account), net	230,441	339
Adjustments to net assets allocated to contracts in payout period	43,865	(76,242)
Increase (decrease) in net assets from contract transactions	198,111	(86,246)

Increase (decrease) in net assets	237,498	(74,287)
Net assets at beginning of period	430,728	154,687
Net assets at end of period	$668,226	$80,400

Beginning units	21,477	1,638
Units issued	17,576	195
Units redeemed	(4,263)	(192)
Ending units	34,790	1,641

For the Year Ended December 31, 2019
From operations:
Dividends	$10,398	$1,016
Mortality and expense risk and administrative charges	(2,038)	(332)
Net investment income (loss)	8,360	684
Net realized gain (loss)	361	1,165
Capital gain distribution from mutual funds	-	1,819
Change in unrealized appreciation (depreciation) of investments	22,013	12,836
Increase (decrease) in net assets from operations	30,734	16,504

From contract transactions:
Payments for contract benefits or terminations	(46,179)	(7,204)
Transfers between sub-accounts (including fixed account), net	(2)	42
Adjustments to net assets allocated to contracts in payout period	51,583	87,922
Increase (decrease) in net assets from contract transactions	5,402	80,760

Increase (decrease) in net assets	36,136	97,264
Net assets at beginning of period	394,592	57,423
Net assets at end of period	$430,728	$154,687

Beginning units	24,165	1,832
Units issued	-	5
Units redeemed	(2,688)	(199)
Ending units	21,477	1,638

The accompanying Notes to Financial Statements are an integral part of this statement.

13

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Separate Account USL A (the Separate Account) is a segregated investment account established by The United States Life Insurance Company in the City of New York (the Company) to receive and invest premium payments from variable annuity contracts issued by the Company. The Company is a wholly owned subsidiary of AGC Life Insurance Company, an indirect, wholly owned subsidiary of American International Group, Inc. (AIG).

On November 29, 2019, Separate Account VA-R (“USL VA-R”) of the Company merged into the Separate Account. Additional information can be found in Note 8.

The Separate Account includes the following products, which are no longer available for sale:

Gallery	Paradigm
GENERATIONS™	Profile
Group Immediate Variable Annuity (“GIVA”)	The Variable Annuity
Ovation	Trilogy
Ovation Advisor	Vanguard Group Immediate Variable Annuity (“Vanguard SPIA”)
Ovation Plus

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The Separate Account consists of various sub-accounts. Each sub-account invests all its investible assets in a corresponding eligible mutual fund, which is registered under the 1940 Act as an open-ended management investment company. The names in bold in the table below are the diversified, open-ended management investment companies and the names below them are the names of the sub-accounts/corresponding eligible mutual funds. Collectively, all of the mutual funds are referred to as “Funds” throughout these financial statements.

For each sub-account, the financial statements are comprised of a Statement of Assets and Liabilities, including a Schedule of Portfolio Investments, as of December 31, 2020 and related Statements of Operations and Changes in Net Assets for each of the years in the period then ended, all periods to reflect a full twelve month period, except as noted below.

AB Variable Products Series Fund, Inc. (AB VPS)
AB VPS Balanced Wealth Strategy Portfolio Class A	AB VPS International Growth Portfolio Class A
AB VPS Global Thematic Growth Portfolio Class A	AB VPS International Value Portfolio Class A
AB VPS Global Thematic Growth Portfolio Class B	AB VPS Large Cap Growth Portfolio Class A
AB VPS Growth and Income Portfolio Class A	AB VPS Large Cap Growth Portfolio Class B
AB VPS Growth and Income Portfolio Class B	AB VPS Real Estate Investment Portfolio Class A(e)
AB VPS Growth Portfolio Class A(c)	AB VPS Small Cap Growth Portfolio Class A
AB VPS Growth Portfolio Class B(c)	AB VPS Small/Mid Cap Value Portfolio Class A
AB VPS Intermediate Bond Portfolio Class A	AB VPS Value Portfolio Class B(d)
AB VPS Intermediate Bond Portfolio Class B(a)

BlackRock Variable Series Funds II, Inc. (BlackRock)
BlackRock II High Yield V.I. Fund Class I(a)	BlackRock II Total Return V.I. Fund Class I(a)

BlackRock Variable Series Funds, Inc. (BlackRock)
BlackRock Advantage Large Cap Core V.I. Fund Class I(a)	BlackRock Global Allocation V.I. Fund Class I(a)
BlackRock Advantage U.S. Total Market V.I. Fund Class I(a)	BlackRock Government Money Market V.I. Fund Class I(a)
BlackRock Basic Value V.I. Fund Class I(a)	BlackRock International V.I. Fund Class I(a)
BlackRock Equity Dividend V.I. Fund Class I(a)	BlackRock Large Cap Focus Growth V.I. Fund Class I(a)

BNY Mellon Stock Index Fund, Inc.
BNY Mellon Stock Index Fund, Inc. Initial Shares

14

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Delaware VIP Trust (Delaware VIP)
Delaware VIP High Yield Series Standard Class	Delaware VIP Smid Cap Core Series Standard Class
Delaware VIP Limited-Term Diversified Income Series Standard Class	Delaware VIP Value Series Standard Class

Fidelity Variable Insurance Products (Fidelity VIP)
Fidelity VIP Asset Manager Portfolio Initial Class	Fidelity VIP Growth Portfolio Initial Class
Fidelity VIP Contrafund Portfolio Initial Class	Fidelity VIP High Income Portfolio Initial Class
Fidelity VIP Government Money Market Portfolio Initial Class	Fidelity VIP Investment Grade Bond Portfolio Initial Class
Fidelity VIP Government Money Market Portfolio Service Class 2	Fidelity VIP Overseas Portfolio Initial Class

Invesco Variable Insurance Funds (Invesco V.I.)
Invesco V.I. American Franchise Fund Series I	Invesco V.I. Government Securities Fund Series I(a)
Invesco V.I. American Value Fund Series I	Invesco V.I. Growth and Income Fund Series I
Invesco V.I. Comstock Fund Series I(a)	Invesco V.I. High Yield Fund Series I(a)
Invesco V.I. Global Core Equity Fund Series I(a)	Invesco V.I. International Growth Fund Series I

Lincoln Variable Insurance Products Trust (LVIP)
LVIP BlackRock Advantage Allocation Fund Standard Class(a)

Morgan Stanley Variable Insurance Fund, Inc. (Morgan Stanley VIF)
Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I(a)	Morgan Stanley VIF Growth Portfolio Class I
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I(a)	Morgan Stanley VIF U.S. Real Estate Portfolio Class I(a)
Morgan Stanley VIF Global Strategist Portfolio Class I(a)

VALIC Company I(b)
VALIC Company I Government Money Market I Fund(a)	VALIC Company I Science & Technology Fund(a)
VALIC Company I International Equities Index Fund(a)	VALIC Company I Small Cap Index Fund(a)
VALIC Company I Mid Cap Index Fund(a)	VALIC Company I Stock Index Fund(a)
VALIC Company I Nasdaq-100 Index Fund(a)

VanEck VIP Trust (VanEck VIP)
VanEck VIP Emerging Markets Fund Initial Class	VanEck VIP Global Hard Assets Fund Initial Class

The Vanguard Group, Inc. (Vanguard)
Vanguard 500 Index Fund Admiral Shares(a)	Vanguard LifeStrategy Moderate Growth Fund Investor Shares(a)
Vanguard Dividend Growth Fund Investor Shares	Vanguard Small-Cap Growth Index Fund Admiral Shares(a)
Vanguard Federal Money Market Fund Investor Shares(a)	Vanguard Small-Cap Value Index Fund Admiral Shares(a)
Vanguard GNMA Fund Investor Shares(a)	Vanguard Total Bond Market Index Fund Admiral Shares(a)
Vanguard Inflation-Protected Securities Fund Investor Shares	Vanguard U.S. Growth Fund Investor Shares(a)
Vanguard LifeStrategy Conservative Growth Fund Investor Shares(a)	Vanguard Wellington Fund Investor Shares(a)
Vanguard LifeStrategy Growth Fund Investor Shares(a)	Vanguard Windsor Fund Investor Shares(a)
Vanguard LifeStrategy Income Fund Investor Shares

Vanguard Variable Insurance Fund (Vanguard VIF)
Vanguard VIF Balanced Portfolio	Vanguard VIF International Portfolio
Vanguard VIF Capital Growth Portfolio	Vanguard VIF Mid-Cap Index Portfolio
Vanguard VIF Conservative Allocation Portfolio(a)	Vanguard VIF Moderate Allocation Portfolio(a)
Vanguard VIF Diversified Value Portfolio	Vanguard VIF Real Estate Index Portfolio
Vanguard VIF Equity Income Portfolio	Vanguard VIF Short-Term Investment-Grade Portfolio
Vanguard VIF Equity Index Portfolio(a)	Vanguard VIF Small Company Growth Portfolio
Vanguard VIF Growth Portfolio	Vanguard VIF Total Bond Market Index Portfolio
Vanguard VIF High Yield Bond Portfolio	Vanguard VIF Total Stock Market Index Portfolio

15

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(a)	Fund had no activity during the current year.

(b)

VALIC Company I is an affiliated investment company. The Variable Annuity Life Insurance Company (VALIC), an affiliate of the Company, serves as the investment advisor to VALIC Company I series. VALIC Retirement Services Company, a direct, wholly owned subsidiary of VALIC, serves as the transfer agent and accounting services agent to VALIC Company I series. SunAmerica Asset Management LLC (SAAMCO), an affiliate of the Company, serves as investment sub-advisor to certain underlying mutual funds of VALIC Company I series.

(c)

The AB VPS Growth Portfolio, in operation for the periods January 1, 2018 to December 31, 2018 and January 1, 2019 to April 26, 2019 (cessation of operations), merged into the AB VPS Large Cap Growth Portfolio.

(d)

The AB VPS Value Portfolio, in operation for the periods January 1, 2018 to December 31, 2018 and January 1, 2019 to April 26, 2019 (cessation of operations), merged into the AB VPS Growth and Income Portfolio.

(e)	For the period January 1, 2019 to April 24, 2019 (cessation of operations).

In addition to the sub-accounts above, a contract owner may allocate contract funds to a fixed account, which is part of the Company’s General Account and not included in these financial statements. Contract owners should refer to the product prospectus for the available Funds and fixed account.

The assets of the Separate Account are segregated from the Company’s assets. The operations of the Separate Account are part of the Company. Net premiums from the contracts are allocated to the sub-accounts and invested in the Funds in accordance with contract owner instructions and are recorded as contract transactions in the Statements of Operations and Changes in Net Assets.

2.	Summary of Significant Accounting Policy

The financial statements of the Separate Account have been prepared in conformity with accounting principles generally accepted in the United States (GAAP). The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from assumptions used, the financial statements of the Separate Account could be materially affected.

Investments: Investments in mutual funds are valued at their closing net asset value per share as determined by the respective mutual funds, which generally value their securities at fair value. Purchases and sales of shares of the Funds are made at the net asset values of such Funds. Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are recognized at the date of sale and are determined on a first-in, first-out basis. Dividends and capital gain distributions from the Funds are recorded on the ex-dividend date and reinvested upon receipt.

Reserves for Annuity Contracts in Payout: Net assets allocated to contracts in the payout period are based on industry standard mortality tables depending on the calendar year of annuitization as well as other assumptions, including provisions for the risk of adverse deviation from assumptions.

An assumed interest rate of 5.00 percent is used in determining annuity payments for all contracts with the exception of GENERATIONS, which has an assumed interest rate of 3.50 percent.

At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, the Company makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to the General Account. Transfers between the General Account and the Separate Account, if any, are disclosed as adjustments to net assets allocated to contracts in payout period in the Statements of Operations and Changes in Net Assets. Annuity benefit payments are recorded as payments for contract benefits or terminations in the Statements of Operations and Changes in Net Assets.

Accumulation Unit: This is the basic valuation unit used to calculate the contract owner’s interest. Such units are valued daily to reflect investment performance and the prorated daily deduction for expense charges.

Income Taxes: The operations of the Separate Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provision of the Internal Revenue Code (the Code). Under the

16

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. As a result, no charge is currently made to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code. The Company will periodically review changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

3.	Fair Value Measurements

Assets recorded at fair value in the Separate Account’s Statement of Assets and Liabilities are measured and classified in a hierarchy for disclosure purposes consisting of three “levels” based on the observability of valuation inputs:

●

Level 1— Fair value measurements based on quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments.

●

Level 2— Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

●

Level 3— Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair value positions in Level 3. The circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Separate Account makes certain assumptions about the inputs a hypothetical market participant would use to value that asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Separate Account assets measured at fair value as of December 31, 2020 consist of investments in registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1 throughout the year. As such, no transfers between fair value hierarchy levels occurred during the year. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2020, and respective hierarchy levels.

4.	Expenses

Expense charges are applied against the current value of the Separate Account and are paid as follows:

Separate Account Annual Charges: Deductions for the mortality and expense risk charges and administrative charges are calculated daily, at an annual rate, on the actual prior day’s net asset value of the underlying Funds comprising the sub-accounts attributable to the contract owners and are paid to the Company. The mortality risk charge represents compensation to the Company for the mortality risks assumed under the contract, which is the obligation to provide payments during the payout period for the life of the contract and to provide the standard death benefit. The expense risk charge represents compensation to the Company for assuming the risk that the current contract administration charges will be insufficient to cover the cost of administering the contract in the future. The administrative charge reimburses the Company for any administrative expenses incurred under the contract. This includes the expenses for administration and marketing. These charges are included on the mortality and expense risk and administrative charges line in the Statements of Operations and Changes in Net Assets.

17

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The exact rate depends on the particular product issued. Expense charges for each product are as follows:

Products	Separate Account Annual Charges Maximum Annual Rate

Gallery	1.40%
GENERATIONS®	1.40%
GIVA	1.25%
Ovation	1.40%
Ovation Advisor	1.40%
Ovation Plus	1.40%
Paradigm	1.40%
Profile	1.40%
Trilogy	1.40%
Vanguard SPIA	0.52%
Variable Annuity	1.25%

Annual Administrative Charge: An annual administrative expense charge may be assessed against each contract on its anniversary date. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

An annual administrative expense charge of $30 may be assessed against each contract. Contracts under the Vanguard SPIA and GIVA products are not subject to the annual administrative expense charge.

Distribution Charge: Daily charges for distribution expense are assessed on contracts issued under certain product and are equivalent to certain percentage of the value of the contracts. This covers all expenses associated with the distribution of the contract. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

An annual distribution charge of 0.20 percent of the value of the contracts is assessed against all contracts issued under the Ovation Plus product.

Withdrawal Charge: A withdrawal charge is applicable to certain contract withdrawals pursuant to the contract and is payable to the Company. The withdrawal charges are included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

The maximum withdrawal charge is 6 percent of the contract value subject to a maximum charge of 8.50 percent of premiums paid for single premium contracts and a maximum charge of 6 percent of premiums paid for flexible premium contracts. Contracts under the Ovation Advisor, Vanguard SPIA and GIVA products are not subject to withdrawal charges.

Annual Certificate Fee: The Company will charge an annual certificate fee of $30 during the accumulation period under the GENERATIONS® contract. This fee is not imposed during the annuity period. The Company reserves the right to waive the fee. The annual certificate fees are paid by redemption of units outstanding.

Transfer Fee: A transfer fee may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year depending on the contract provision. The transfer fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

A transfer fee of $10 is assessed on each transfer in excess of 12 transfers during the contract year may be assessed on all contracts issued under the Vanguard SPIA and GIVA products. A transfer fee of $25 is assessed on each transfer in excess of 12 transfers during the contract year for the GENERATIONS product.

18

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Accidental Death Benefit Charge: Daily charges for the accidental death benefit (ADB) option are assessed through the daily unit value calculation on all contracts that have elected this option. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

An annual charge of 0.05 percent of the value of the contracts is assessed against all contracts that have elected this option.

Death Benefit Rider Charges: Daily charges for the death benefit rider option are assessed on all contracts that have elected this option and are equivalent to an annual rate applied on the value of the contract. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

Plan	Death Benefit Rider Annual Charges
Annual Ratchet Plan	0.10% of the contract value
Equity Assurance Plan	0.20% of the contract value

Premium Tax Charge: Certain states charge taxes on purchase payments up to a maximum of 3.50 percent. Some states assess premium taxes at the time of purchase payments, while some other states assess premium taxes when annuity payments begin or upon surrender. There are certain states that do not assess premium taxes. If the law of the state requires premium taxes to be paid when purchase payments are made, the Company will deduct the tax from such payments prior to depositing the payments into the Separate Account. Otherwise, such tax will be deducted from the account value when annuity payments begin. Premium taxes are included as part of the payments received from contract owners line in the Statements of Operations and Changes in Net Assets.

5.	Purchases and Sales of Investments

For the year ended December 31, 2020, the aggregate cost of purchases and proceeds from the sales of investments were:

Sub-accounts	Cost of Purchases	Proceeds from Sales
AB VPS Balanced Wealth Strategy Portfolio Class A	$285,844	$197,206
AB VPS Global Thematic Growth Portfolio Class A	195,074	219,871
AB VPS Global Thematic Growth Portfolio Class B	51,174	17,531
AB VPS Growth and Income Portfolio Class A	288,841	590,492
AB VPS Growth and Income Portfolio Class B	203,315	261,279
AB VPS Intermediate Bond Portfolio Class A	514,176	527,098
AB VPS International Growth Portfolio Class A	136,256	125,019
AB VPS International Value Portfolio Class A	30,708	69,496
AB VPS Large Cap Growth Portfolio Class A	646,502	1,232,219
AB VPS Large Cap Growth Portfolio Class B	154,129	159,717
AB VPS Small Cap Growth Portfolio Class A	113,111	157,909
AB VPS Small/Mid Cap Value Portfolio Class A	68,380	150,960
BNY Mellon Stock Index Fund, Inc. Initial Shares	41,770	14,288
Delaware VIP High Yield Series Standard Class	993	213
Delaware VIP Limited-Term Diversified Income Series Standard Class	172	121
Delaware VIP Smid Cap Core Series Standard Class	2,984	1,352
Delaware VIP Value Series Standard Class	14,285	52,907
Fidelity VIP Asset Manager Portfolio Initial Class	5,668	44,720
Fidelity VIP Contrafund Portfolio Initial Class	1,497	7,118
Fidelity VIP Government Money Market Portfolio Initial Class	75,057	127,470
Fidelity VIP Government Money Market Portfolio Service Class 2	81,114	41,919
Fidelity VIP Growth Portfolio Initial Class	102,668	160,778
Fidelity VIP High Income Portfolio Initial Class	7,487	2,241
Fidelity VIP Investment Grade Bond Portfolio Initial Class	230	171
Fidelity VIP Overseas Portfolio Initial Class	465	744
Invesco V.I. American Franchise Fund Series I	4,779	55,913
Invesco V.I. American Value Fund Series I	99	76
Invesco V.I. Growth and Income Fund Series I	206	74
Invesco V.I. International Growth Fund Series I	3,509	1,697
Morgan Stanley VIF Growth Portfolio Class I	1,923	282
VanEck VIP Emerging Markets Fund Initial Class	517	149
VanEck VIP Global Hard Assets Fund Initial Class	242	366

19

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Sub-accounts	Cost of Purchases	Proceeds from Sales
Vanguard Dividend Growth Fund Investor Shares	$1,103	$6,383
Vanguard Inflation-Protected Securities Fund Investor Shares	12,555	3,527
Vanguard LifeStrategy Income Fund Investor Shares	11,903	3,685
Vanguard VIF Balanced Portfolio	88,501	97,206
Vanguard VIF Capital Growth Portfolio	32,087	9,604
Vanguard VIF Diversified Value Portfolio	575	3,456
Vanguard VIF Equity Income Portfolio	39,970	158,045
Vanguard VIF Growth Portfolio	19,693	18,826
Vanguard VIF High Yield Bond Portfolio	99	263
Vanguard VIF International Portfolio	13,604	272,072
Vanguard VIF Mid-Cap Index Portfolio	2,943	-
Vanguard VIF Real Estate Index Portfolio	4,613	1,096
Vanguard VIF Short-Term Investment-Grade Portfolio	1,894	-
Vanguard VIF Small Company Growth Portfolio	13,275	9,830
Vanguard VIF Total Bond Market Index Portfolio	332,886	82,106
Vanguard VIF Total Stock Market Index Portfolio	12,239	8,044

20

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.	Financial Highlights

The summary of unit values and units outstanding for sub-accounts, investment income ratios, total return and expense ratios, excluding expenses of the underlying mutual funds, for each of the five years in the period ended December 31, 2020, follows:

	December 31, 2020				For the Year Ended December 31, 2020
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
AB VPS Balanced Wealth Strategy Portfolio Class A	81,500		19.76	1,610,094	2.01		1.40		7.89
AB VPS Global Thematic Growth Portfolio Class A	45,826	37.52	41.71	1,911,054	0.62		1.40		37.47
AB VPS Global Thematic Growth Portfolio Class B	25,925		15.55	403,241	0.41		1.40		37.15
AB VPS Growth and Income Portfolio Class A	44,530	61.33	97.05	4,216,971	1.37		1.40		1.29
AB VPS Growth and Income Portfolio Class B	22,562		91.97	2,075,060	1.13		1.40		1.05
AB VPS Intermediate Bond Portfolio Class A	109,728		25.71	2,820,560	3.53		1.40		4.48
AB VPS International Growth Portfolio Class A	24,900		52.50	1,307,297	1.24		1.40		28.14
AB VPS International Value Portfolio Class A	13,614		17.95	244,418	1.74		1.40		1.04
AB VPS Large Cap Growth Portfolio Class A	68,419	56.88	132.24	8,957,125	0.00		1.40		33.60
AB VPS Large Cap Growth Portfolio Class B	55,695		31.21	1,738,388	0.00		1.40		33.27
AB VPS Small Cap Growth Portfolio Class A	22,993	65.98	67.75	1,554,464	0.00		1.40		51.84
AB VPS Small/Mid Cap Value Portfolio Class A	19,386		45.13	874,834	0.87		1.40		1.93
BNY Mellon Stock Index Fund, Inc. Initial Shares	10,509		59.84	628,827	1.46		1.40		16.37
Delaware VIP High Yield Series Standard Class	326		55.17	17,999	5.67		1.25		5.91
Delaware VIP Limited-Term Diversified Income Series Standard Class	327		29.43	9,633	1.88		1.25		3.03
Delaware VIP Smid Cap Core Series Standard Class	1,031		122.33	126,173	0.47		1.25		9.70
Delaware VIP Value Series Standard Class	1,723		102.13	175,942	2.10		1.25		-0.83
Fidelity VIP Asset Manager Portfolio Initial Class	6,141		34.55	212,199	1.34		1.40		13.27
Fidelity VIP Contrafund Portfolio Initial Class	3,533		65.40	231,091	0.24		1.40		28.75
Fidelity VIP Government Money Market Portfolio Initial Class	23,680	9.31	12.28	224,305	0.36		1.40		-1.07
Fidelity VIP Government Money Market Portfolio Service Class 2	76,575		9.20	704,652	0.23		1.40		-1.15
Fidelity VIP Growth Portfolio Initial Class	17,317		71.11	1,231,319	0.07		1.40		41.89
Fidelity VIP High Income Portfolio Initial Class	6,858		22.76	156,131	4.82		1.40		1.32
Fidelity VIP Investment Grade Bond Portfolio Initial Class	400		26.44	10,580	2.21		1.40		7.87
Fidelity VIP Overseas Portfolio Initial Class	2,081		29.18	60,728	0.41		1.40		14.01
Invesco V.I. American Franchise Fund Series I	2,198	33.70	50.28	76,841	0.05		1.40		40.38
Invesco V.I. American Value Fund Series I	225		27.02	6,080	0.79		1.40		-0.28
Invesco V.I. Growth and Income Fund Series I	242		24.75	5,979	2.00		1.40		0.67
Invesco V.I. International Growth Fund Series I	2,866		30.14	86,386	2.18		1.40		12.41
Morgan Stanley VIF Growth Portfolio Class I	374		70.83	26,511	0.00		1.40		114.29
VanEck VIP Emerging Markets Fund Initial Class	320		37.72	12,069	1.84		1.40		15.62
VanEck VIP Global Hard Assets Fund Initial Class	1,482		23.05	34,170	0.76		1.40		17.46
Vanguard Dividend Growth Fund Investor Shares	707		52.11	37,293	1.55		0.52		11.48
Vanguard Inflation-Protected Securities Fund Investor Shares	1,168		19.21	22,804	0.55		0.52		10.32
Vanguard LifeStrategy Income Fund Investor Shares	990		21.61	21,736	0.82		0.52		8.56
Vanguard VIF Balanced Portfolio	17,296		39.77	716,878	2.21		0.52		10.11
Vanguard VIF Capital Growth Portfolio	695		67.12	48,619	0.56		0.52		16.86
Vanguard VIF Diversified Value Portfolio	-		38.01	-	2.48		0.52		5.44
Vanguard VIF Equity Income Portfolio	6,907		42.43	294,527	1.91		0.52		2.71
Vanguard VIF Growth Portfolio	631		59.96	39,883	0.19		0.52		42.35
Vanguard VIF High Yield Bond Portfolio	64		26.63	1,757	5.45		0.52		5.12
Vanguard VIF International Portfolio	4,794		60.61	277,147	1.07		0.52		56.76
Vanguard VIF Mid-Cap Index Portfolio	55		54.52	2,918	0.03		0.52		17.46
Vanguard VIF Real Estate Index Portfolio	370		39.34	14,577	1.75		0.52		-5.35
Vanguard VIF Short-Term Investment-Grade Portfolio	118		16.20	1,877	0.00		0.52		4.95
Vanguard VIF Small Company Growth Portfolio	374		53.95	21,152	0.39		0.52		22.55
Vanguard VIF Total Bond Market Index Portfolio	34,790		18.89	668,226	2.75		0.52		7.02
Vanguard VIF Total Stock Market Index Portfolio	1,641		48.89	80,400	0.87		0.52		19.93

	December 31, 2019				For the Year Ended December 31, 2019
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
AB VPS Balanced Wealth Strategy Portfolio Class A	80,142		18.31	1,467,442	2.58		1.40		16.88
AB VPS Global Thematic Growth Portfolio Class A	50,717	27.29	30.34	1,538,314	0.42		1.40		28.35
AB VPS Global Thematic Growth Portfolio Class B	25,748		11.34	292,001	0.16		1.40		27.98
AB VPS Growth and Income Portfolio Class A	50,572	60.55	95.81	4,741,128	1.24		1.40		22.19
AB VPS Growth and Income Portfolio Class B	24,575		91.02	2,236,747	1.19		1.40		21.89

21

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2019				For the Year Ended December 31, 2019
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
AB VPS Growth Portfolio Class A	-	47.46	74.32	-	0.00		1.40		20.83
AB VPS Growth Portfolio Class B	-		70.72	-	0.00		1.40		20.77
AB VPS Intermediate Bond Portfolio Class A	111,937		24.60	2,753,913	2.93		1.40		6.70
AB VPS Growth Portfolio Class A	-	47.46	74.32	-	0.00		1.40		20.83
AB VPS Growth Portfolio Class B	-		70.72	-	0.00		1.40		20.77
AB VPS Intermediate Bond Portfolio Class A	111,937		24.60	2,753,913	2.93		1.40		6.70
AB VPS International Growth Portfolio Class A	26,899		40.97	1,102,166	0.57		1.40		25.75
AB VPS International Value Portfolio Class A	15,933		17.77	283,103	0.92		1.40		15.51
AB VPS Large Cap Growth Portfolio Class A	78,780	42.57	98.98	7,729,839	0.00		1.40		32.82
AB VPS Large Cap Growth Portfolio Class B	60,484		23.42	1,416,601	0.00		1.40		32.50
AB VPS Real Estate Investment Portfolio Class A	-		56.18	-	3.25		1.40		14.04
AB VPS Small Cap Growth Portfolio Class A	25,234	43.45	44.62	1,123,707	0.00		1.40		34.51
AB VPS Small/Mid Cap Value Portfolio Class A	22,760		44.27	1,007,649	0.59		1.40		18.43
AB VPS Value Portfolio Class B	-		18.10	-	1.19		1.40		12.02
BNY Mellon Stock Index Fund, Inc. Initial Shares	10,637		51.42	546,992	1.32		1.40		28.83
Delaware VIP High Yield Series Standard Class	326		52.10	16,999	6.63		1.25		14.98
Delaware VIP Limited-Term Diversified Income Series Standard Class	327		28.57	9,353	2.81		1.25		3.88
Delaware VIP Smid Cap Core Series Standard Class	1,032		111.51	115,073	0.56		1.25		28.02
Delaware VIP Value Series Standard Class	2,279		102.99	234,688	1.73		1.25		18.48
Fidelity VIP Asset Manager Portfolio Initial Class	7,462		30.50	227,624	1.84		1.40		16.61
Fidelity VIP Contrafund Portfolio Initial Class	3,618		50.80	183,762	0.47		1.40		29.75
Fidelity VIP Government Money Market Portfolio Initial Class	28,952	9.41	10.24	277,829	2.02	0.52	1.40	0.59	1.47
Fidelity VIP Government Money Market Portfolio Service Class 2	71,481		9.31	665,457	2.10		1.40		0.34
Fidelity VIP Growth Portfolio Initial Class	19,747		50.11	989,540	0.27		1.40		32.45
Fidelity VIP High Income Portfolio Initial Class	6,867		22.47	154,299	5.31		1.40		13.51
Fidelity VIP Investment Grade Bond Portfolio Initial Class	401		24.51	9,834	2.76		1.40		8.14
Fidelity VIP Overseas Portfolio Initial Class	2,082		25.60	53,285	1.79		1.40		25.99
Invesco V.I. American Franchise Fund Series I	4,096	24.01	35.82	100,325	0.00		1.40		34.85
Invesco V.I. American Value Fund Series I	225		27.09	6,101	0.00		1.40		23.29
Invesco V.I. Growth and Income Fund Series I	242		24.58	5,943	0.00		1.40		23.45
Invesco V.I. International Growth Fund Series I	2,892		26.81	77,546	1.63		1.40		26.79
Morgan Stanley VIF Growth Portfolio Class I	375		33.05	12,378	0.00		1.40		29.97
VanEck VIP Emerging Markets Fund Initial Class	320		32.62	10,450	0.46		1.40		28.78
VanEck VIP Global Hard Assets Fund Initial Class	1,483		19.62	29,098	0.00		1.40		10.31
Vanguard Dividend Growth Fund Investor Shares	836		46.75	45,301	1.69		0.52		30.27
Vanguard Inflation-Protected Securities Fund Investor Shares	710		17.42	24,095	1.49		0.52		7.50
Vanguard LifeStrategy Income Fund Investor Shares	626		19.90	24,041	1.87		0.52		11.47
Vanguard VIF Balanced Portfolio	18,661		36.12	855,320	2.46		0.52		21.85
Vanguard VIF Capital Growth Portfolio	391		57.44	53,411	0.72		0.52		25.84
Vanguard VIF Diversified Value Portfolio	96		36.05	5,995	2.41		0.52		25.05
Vanguard VIF Equity Income Portfolio	10,192		41.31	484,152	2.38		0.52		23.78
Vanguard VIF Growth Portfolio	713		42.12	62,054	0.30		0.52		33.12
Vanguard VIF High Yield Bond Portfolio	73		25.33	1,878	6.00		0.52		15.07
Vanguard VIF International Portfolio	10,398		38.66	458,987	1.37		0.52		30.54
Vanguard VIF Mid-Cap Index Portfolio	1		46.41	4,281	0.05		0.52		30.19
Vanguard VIF Real Estate Index Portfolio	292		41.56	17,092	2.40		0.52		28.14
Vanguard VIF Short-Term Investment-Grade Portfolio	1		15.44	2,011	0.00		0.52		5.15
Vanguard VIF Small Company Growth Portfolio	363		44.02	30,084	0.38		0.52		27.44
Vanguard VIF Total Bond Market Index Portfolio	21,477		17.65	430,728	2.52		0.52		8.11
Vanguard VIF Total Stock Market Index Portfolio	1,638		40.77	154,687	1.68		0.52		30.07

	December 31, 2018				For the Year Ended December 31, 2018
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
AB VPS Balanced Wealth Strategy Portfolio Class A	86,705		15.67	1,358,324	1.96		1.40		-7.48
AB VPS Global Thematic Growth Portfolio Class A	61,187	21.26	23.64	1,445,832	0.00		1.40		-11.06
AB VPS Global Thematic Growth Portfolio Class B	25,516		8.86	226,115	0.00		1.40		-11.24
AB VPS Growth and Income Portfolio Class A	57,941	49.55	78.41	4,456,749	1.04		1.40		-6.93
AB VPS Growth and Income Portfolio Class B	21,031		74.67	1,570,425	0.74		1.40		-7.16
AB VPS Growth Portfolio Class A	45,365	39.28	61.50	2,764,231	0.00		1.40		2.56
AB VPS Growth Portfolio Class B	9,192		58.56	538,270	0.00		1.40		2.32
AB VPS Intermediate Bond Portfolio Class A	122,209		23.06	2,817,886	1.24		1.40		-2.11
AB VPS International Growth Portfolio Class A	28,941		32.58	943,000	0.67		1.40		-18.57

22

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2018				For the Year Ended December 31, 2018
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
AB VPS International Value Portfolio Class A	17,106		15.38	263,127	1.56		1.40		-23.87
AB VPS Large Cap Growth Portfolio Class A	53,235		74.52	3,967,019	0.00		1.40		1.14
AB VPS Large Cap Growth Portfolio Class B	37,261		17.68	658,645	0.00		1.40		0.89
AB VPS Real Estate Investment Portfolio Class A	13,434		49.26	661,780	1.91		1.40		-5.47
AB VPS Small Cap Growth Portfolio Class A	27,306	32.31	33.17	904,139	0.00		1.40		-2.28
AB VPS Small/Mid Cap Value Portfolio Class A	23,627		37.38	883,252	0.51		1.40		-16.22
AB VPS Value Portfolio Class B	35,193		16.16	568,662	1.02		1.40		-16.53
BNY Mellon Stock Index Fund, Inc. Initial Shares	11,659		39.91	465,367	1.73		1.40		-5.97
Delaware VIP High Yield Series Standard Class	326		45.31	14,788	6.09		1.25		-5.66
Delaware VIP Limited-Term Diversified Income Series Standard Class	327		27.50	9,005	2.76		1.25		-1.02
Delaware VIP Smid Cap Core Series Standard Class	1,033		87.10	89,936	0.25		1.25		-13.22
Delaware VIP Value Series Standard Class	2,304		86.93	200,305	1.35		1.25		-3.95
Fidelity VIP Asset Manager Portfolio Initial Class	7,477		26.16	195,602	1.77		1.40		-6.67
Fidelity VIP Contrafund Portfolio Initial Class	3,810		39.15	149,148	0.75		1.40		-7.69
Fidelity VIP Government Money Market Portfolio Initial Class	26,630	9.35	10.09	253,769	1.70	0.52	1.40	0.23	1.12
Fidelity VIP Government Money Market Portfolio Service Class 2	15,655		9.28	145,250	1.43		1.40		-0.02
Fidelity VIP Growth Portfolio Initial Class	22,047		37.84	834,170	0.26		1.40		-1.56
Fidelity VIP High Income Portfolio Initial Class	6,875		19.80	136,092	5.67		1.40		-4.64
Fidelity VIP Investment Grade Bond Portfolio Initial Class	402		22.66	9,120	1.56		1.40		-1.92
Fidelity VIP Overseas Portfolio Initial Class	2,082		20.32	42,308	1.65		1.40		-16.00
Invesco V.I. American Franchise Fund Series I	4,498		17.80	80,082	0.00		1.40		-4.97
Invesco V.I. International Growth Fund Series I	2,896		21.15	61,249	2.33		1.40		-16.17
VanEck VIP Emerging Markets Fund Initial Class	321		25.33	8,123	0.37		1.40		-24.56
VanEck VIP Global Hard Assets Fund Initial Class	1,483		17.79	26,383	0.00		1.40		-29.28
Vanguard Dividend Growth Fund Investor Shares	922		35.89	33,100	1.97		0.52		-0.34
Vanguard Inflation-Protected Securities Fund Investor Shares	907		16.20	14,701	2.83		0.52		-2.00
Vanguard LifeStrategy Income Fund Investor Shares	812		17.86	14,496	2.58		0.52		-1.57
Vanguard LifeStrategy Moderate Growth Fund Investor Shares	-		24.38	-	0.00		0.52		1.57
Vanguard VIF Balanced Portfolio	21,343		29.65	632,753	2.12		0.52		-3.91
Vanguard VIF Capital Growth Portfolio	533		45.64	24,329	0.71		0.52		-1.69
Vanguard VIF Diversified Value Portfolio	137		28.83	3,943	2.81		0.52		-9.59
Vanguard VIF Equity Income Portfolio	11,498		33.37	383,677	2.61		0.52		-6.46
Vanguard VIF Equity Index Portfolio	-		33.36	-	1.68		0.52		3.90
Vanguard VIF Growth Portfolio	1,026		31.64	32,470	0.26		0.52		-0.32
Vanguard VIF High Yield Bond Portfolio	78		22.01	1,724	4.92		0.52		-3.24
Vanguard VIF International Portfolio	11,710		29.62	346,835	0.89		0.52		-13.07
Vanguard VIF Mid-Cap Index Portfolio	4		35.65	157	1.85		0.52		-9.80
Vanguard VIF Real Estate Index Portfolio	321		32.44	10,421	3.13		0.52		-5.85
Vanguard VIF Short-Term Investment-Grade Portfolio	1		14.68	16	0.00		0.52		0.51
Vanguard VIF Small Company Growth Portfolio	495		34.54	17,084	0.46		0.52		-7.75
Vanguard VIF Total Bond Market Index Portfolio	24,165		16.33	394,592	4.25		0.52		-0.65
Vanguard VIF Total Stock Market Index Portfolio	1,832		31.34	57,423	1.74		0.52		-5.83

	December 31, 2017				For the Year Ended December 31, 2017
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
AB VPS Balanced Wealth Strategy Portfolio Class A	99,019		16.93	1,676,647	2.11		1.40		14.24
AB VPS Global Thematic Growth Portfolio Class A	66,181	23.91	26.57	1,758,269	0.50		1.40		34.77
AB VPS Global Thematic Growth Portfolio Class B	28,265		9.98	282,201	0.27		1.40		34.41
AB VPS Growth and Income Portfolio Class A	63,090	53.24	84.24	5,221,219	1.37		1.40		17.28
AB VPS Growth and Income Portfolio Class B	22,223		80.43	1,787,427	1.16		1.40		16.95
AB VPS Growth Portfolio Class A	48,427	38.30	59.97	2,878,641	0.00		1.40		32.64
AB VPS Growth Portfolio Class B	11,750		57.23	672,456	0.00		1.40		32.29
AB VPS Intermediate Bond Portfolio Class A	134,356		23.55	3,164,598	3.19		1.40		2.08
AB VPS International Growth Portfolio Class A	32,595		40.01	1,304,156	1.17		1.40		33.15
AB VPS International Value Portfolio Class A	18,990		20.21	383,705	2.23		1.40		23.68
AB VPS Large Cap Growth Portfolio Class A	59,116		73.68	4,355,440	0.00		1.40		30.16
AB VPS Large Cap Growth Portfolio Class B	44,798		17.52	784,884	0.00		1.40		29.85
AB VPS Real Estate Investment Portfolio Class A	15,285		52.11	796,558	1.82		1.40		5.06
AB VPS Small Cap Growth Portfolio Class A	31,852	33.06	33.94	1,079,544	0.00		1.40		32.27
AB VPS Small/Mid Cap Value Portfolio Class A	24,516		44.62	1,093,922	0.44		1.40		11.58
AB VPS Value Portfolio Class B	43,855		19.36	848,982	1.10		1.40		11.72
BNY Mellon Stock Index Fund, Inc. Initial Shares	12,390		42.45	525,926	1.66		1.40		19.85
Delaware VIP High Yield Series Standard Class	326		48.03	15,680	5.84		1.25		6.15

23

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2017				For the Year Ended December 31, 2017
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
Delaware VIP Limited-Term Diversified Income Series Standard Class	328		27.78	9,101	1.86		1.25		0.90
Delaware VIP Smid Cap Core Series Standard Class	3,085		100.37	309,635	0.32		1.25		17.18
Delaware VIP Value Series Standard Class	3,710		90.50	335,775	2.00		1.25		12.39
Fidelity VIP Asset Manager Portfolio Initial Class	7,493		28.03	210,039	1.91		1.40		12.52
Fidelity VIP Contrafund Portfolio Initial Class	4,019		42.41	170,439	0.95		1.40		20.19
Fidelity VIP Government Money Market Portfolio Initial Class	36,410	8.97	9.33	361,881	0.57	0.52	1.40	-4.60	-0.72
Fidelity VIP Government Money Market Portfolio Service Class 2	19,172		9.28	177,915	0.42		1.40		-0.97
Fidelity VIP Growth Portfolio Initial Class	23,024		38.44	884,957	0.22		1.40		33.26
Fidelity VIP High Income Portfolio Initial Class	6,993		20.76	145,151	5.41		1.40		5.45
Fidelity VIP Investment Grade Bond Portfolio Initial Class	1,287		23.10	29,734	2.42		1.40		2.77
Fidelity VIP Overseas Portfolio Initial Class	2,083		24.19	50,388	1.48		1.40		28.48
Invesco V.I. American Franchise Fund Series I	4,518		18.73	84,646	0.08		1.40		25.58
Invesco V.I. International Growth Fund Series I	3,858		25.22	97,311	1.49		1.40		21.30
VanEck VIP Emerging Markets Fund Initial Class	563		33.58	18,910	0.42		1.40		48.94
VanEck VIP Global Hard Assets Fund Initial Class	1,483		25.15	37,315	0.00		1.40		-3.06
Vanguard Dividend Growth Fund Investor Shares	1,012		36.01	36,441	1.98		0.52		18.72
Vanguard Inflation-Protected Securities Fund Investor Shares	1,115		16.53	18,434	2.17		0.52		2.28
Vanguard LifeStrategy Income Fund Investor Shares	1,007		18.14	18,266	2.25		0.52		6.43
Vanguard LifeStrategy Moderate Growth Fund Investor Shares	9,109		24.01	218,660	2.21		0.52		14.45
Vanguard VIF Balanced Portfolio	31,800		30.85	981,142	2.40		0.52		14.12
Vanguard VIF Capital Growth Portfolio	382		46.43	17,752	0.23		0.52		28.17
Vanguard VIF Diversified Value Portfolio	180		31.89	5,729	2.91		0.52		12.57
Vanguard VIF Equity Income Portfolio	11,240		35.67	400,969	2.55		0.52		17.64
Vanguard VIF Equity Index Portfolio	451		32.11	14,481	0.00		0.52		21.03
Vanguard VIF Growth Portfolio	738		31.74	23,418	0.23		0.52		30.24
Vanguard VIF High Yield Bond Portfolio	83		22.75	1,897	8.48		0.52		6.45
Vanguard VIF International Portfolio	12,990		34.07	442,606	1.10		0.52		41.94
Vanguard VIF Mid-Cap Index Portfolio	26		39.52	1,033	2.27		0.52		18.46
Vanguard VIF Real Estate Index Portfolio	352		34.45	12,134	3.34		0.52		4.23
Vanguard VIF Short-Term Investment-Grade Portfolio	1		14.61	16	2.02		0.52		1.56
Vanguard VIF Small Company Growth Portfolio	631		37.44	23,636	0.48		0.52		22.83
Vanguard VIF Total Bond Market Index Portfolio	3,971		16.44	65,262	2.48		0.52		2.95
Vanguard VIF Total Stock Market Index Portfolio	2,354		33.28	78,358	2.01		0.52		20.34

	December 31, 2016				For the Year Ended December 31, 2016
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
AB VPS Balanced Wealth Strategy Portfolio Class A	124,776		14.82	1,849,473	2.02		1.40		3.24
AB VPS Global Thematic Growth Portfolio Class A	78,377	17.74	19.72	1,545,090	0.00		1.40		-2.00
AB VPS Global Thematic Growth Portfolio Class B	33,440		7.43	248,399	0.00		1.40		-2.25
AB VPS Growth and Income Portfolio Class A	77,216	45.40	71.83	5,450,927	1.01		1.40		9.76
AB VPS Growth and Income Portfolio Class B	27,284		68.77	1,876,353	0.75		1.40		9.53
AB VPS Growth Portfolio Class A	61,309	28.87	45.21	2,748,705	0.00		1.40		-0.28
AB VPS Growth Portfolio Class B	15,749		43.26	681,340	0.00		1.40		-0.55
AB VPS Intermediate Bond Portfolio Class A	145,476		23.07	3,356,721	2.96		1.40		3.26
AB VPS International Growth Portfolio Class A	35,943		30.05	1,080,076	0.00		1.40		-8.17
AB VPS International Value Portfolio Class A	20,934		16.34	341,991	1.14		1.40		-1.88
AB VPS Large Cap Growth Portfolio Class A	68,534		56.61	3,879,421	0.00		1.40		1.21
AB VPS Large Cap Growth Portfolio Class B	49,258		13.49	664,643	0.00		1.40		0.94
AB VPS Real Estate Investment Portfolio Class A	16,150		49.60	801,074	1.56		1.40		6.27
AB VPS Small Cap Growth Portfolio Class A	33,697	24.99	25.66	863,545	0.00		1.40		4.99
AB VPS Small/Mid Cap Value Portfolio Class A	27,957		39.99	1,118,010	0.54		1.40		23.35
AB VPS Value Portfolio Class B	49,968		17.33	865,835	1.44		1.40		9.75
BNY Mellon Stock Index Fund, Inc. Initial Shares	13,007		35.42	460,652	1.99		1.40		10.16
Delaware VIP High Yield Series Standard Class	327		45.24	14,775	6.99		1.25		11.76
Delaware VIP Limited-Term Diversified Income Series Standard Class	328		27.54	8,997	0.97		1.25		0.83
Delaware VIP Smid Cap Core Series Standard Class	3,534		85.66	302,703	0.23		1.25		6.95
Delaware VIP Value Series Standard Class	5,934		80.52	477,784	1.75		1.25		13.23
Fidelity VIP Asset Manager Portfolio Initial Class	7,510		24.91	187,083	1.48		1.40		1.64
Fidelity VIP Contrafund Portfolio Initial Class	5,168		35.29	182,343	0.78		1.40		6.51
Fidelity VIP Government Money Market Portfolio Initial Class	54,597		9.40	535,621	0.19	0.52	1.40	-5.06	-1.19
Fidelity VIP Government Money Market Portfolio Service Class 2	19,631		9.37	183,962	0.01		1.40		-1.37
Fidelity VIP Growth Portfolio Initial Class	22,932		28.84	661,442	0.04		1.40		-0.60

24

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2016				For the Year Ended December 31, 2016
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
Fidelity VIP High Income Portfolio Initial Class	7,001		19.68	137,811	5.46		1.40		13.02
Fidelity VIP Investment Grade Bond Portfolio Initial Class	1,298		22.48	29,183	2.22		1.40		3.29
Fidelity VIP Overseas Portfolio Initial Class	2,084		18.83	39,234	1.44		1.40		-6.38
Invesco V.I. American Franchise Fund Series I	5,486		14.92	81,839	0.00		1.40		0.85
Invesco V.I. International Growth Fund Series I	3,891		20.79	80,910	1.40		1.40		-1.83
VanEck VIP Emerging Markets Fund Initial Class	564		22.55	12,705	0.46		1.40		-1.29
VanEck VIP Global Hard Assets Fund Initial Class	1,484		25.95	38,502	0.39		1.40		41.72
Vanguard Dividend Growth Fund Investor Shares	1,105		30.33	33,509	1.92		0.52		6.93
Vanguard Inflation-Protected Securities Fund Investor Shares	1,333		16.16	21,547	3.07		0.52		3.98
Vanguard LifeStrategy Income Fund Investor Shares	1,212		17.04	20,654	2.17		0.52		4.04
Vanguard LifeStrategy Moderate Growth Fund Investor Shares	10,046		20.98	210,708	2.20		0.52		6.58
Vanguard VIF Balanced Portfolio	36,181		27.04	978,166	2.51		0.52		10.44
Vanguard VIF Capital Growth Portfolio	53		36.22	1,932	1.28		0.52		10.27
Vanguard VIF Diversified Value Portfolio	225		28.33	6,365	2.80		0.52		12.38
Vanguard VIF Equity Income Portfolio	12,973		30.33	393,392	2.59		0.52		14.47
Vanguard VIF Equity Index Portfolio	—		26.53	—	0.00		0.52		11.23
Vanguard VIF Growth Portfolio	241		24.37	5,884	0.94		0.52		-1.59
Vanguard VIF High Yield Bond Portfolio	738		21.37	15,772	1.14		0.52		10.78
Vanguard VIF International Portfolio	13,785		24.01	330,916	1.48		0.52		1.35
Vanguard VIF Mid-Cap Index Portfolio	460		33.36	15,346	1.50		0.52		10.54
Vanguard VIF Real Estate Index Portfolio	838		33.05	27,691	1.80		0.52		7.80
Vanguard VIF Short-Term Investment-Grade Portfolio	20		14.38	281	2.55		0.52		2.18
Vanguard VIF Small Company Growth Portfolio	740		30.49	22,554	0.42		0.52		14.34
Vanguard VIF Total Bond Market Index Portfolio	4,357		15.97	69,559	2.43		0.52		1.94
Vanguard VIF Total Stock Market Index Portfolio	3,030		27.66	83,795	1.38		0.52		11.97

(a)

Because the unit values are presented as a range of lowest to highest, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)	These amounts represent the net asset value before adjustments allocated to the contracts in payout period.

(c)

These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the Funds, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the Funds in which the sub-account invests. The average net assets are calculated using the net asset balances at the beginning and end of the year.

(d)

These amounts represent the annualized contract expenses of the sub-account, consisting of distribution, mortality and expense charges, for each period indicated. The ratios include only those expenses that result in direct reduction to unit values. Charges made directly to the contract owners account through the redemption of units and expenses of the Funds have been excluded. For additional information on charges and deductions, see Note 4.

(e)

These amounts represent the total return for the periods indicated, including changes in the value of the Funds, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each of the periods indicated or from the effective date through the end of the reporting period. Because the total return is presented as a range of minimum and maximum values, based on the product grouping representing the minimum and maximum expense ratios, some individual contract total returns are not within the ranges presented.

7.	Subsequent Events

Management considered Separate Accounts related events and transactions that occurred after the date of the Statement of Assets and Liabilities, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that required additional disclosures. Management has evaluated events through the date the financial statements were issued.

8.	Separate Account Mergers

At the close of business on November 29, 2019, The United States Life Insurance Company in the City of New York Separate Account USL VA-R (“USL VA-R”) was consolidated with and into the Separate Account. USL VA-R existed as a segregated investment account established by the Company to receive and invest premium payments from variable annuity contracts issued by the Company. In effect, the consolidation resulted in the transfer of all subaccounts in USL VA-R to the Separate Account. The purpose of the Consolidation was to reduce the ongoing

25

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

administrative costs and inefficiencies associated with maintaining multiple Separate Accounts, each with its own recordkeeping and reporting requirements. Activity from operations and contract transactions for the consolidating separate accounts that occurred after November 29, 2019 is included in the Statement of Operations and Changes in Net Assets.

The summary below presents the shares, net asset value per share, fair value, cost of shares held, due to/from general account and net assets for the subaccounts from USL VA-R that consolidated into the Separate Account on November 29, 2019:

Sub-accounts	CUSIP	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Due from (to) Company’s General Account, Net	Net Assets
Invesco V.I. American Franchise Fund Series I	00888X799	90	$ 64.93	$ 5,811	$ 3,758	$ -	$ 5,811
Invesco V.I. American Value Fund Series I	00888X575	384	15.30	5,876	5,400	-	5,876
Invesco V.I. Growth and Income Fund Series I	00888X666	312	18.42	5,747	5,976	-	5,747
Morgan Stanley VIF Growth Portfolio Class I	61691F862	347	35.66	12,358	8,876	-	12,358

The consolidation did not affect the rights, obligations, or terms of the policyholders. Additionally, the consolidation had no tax consequences on the policyholders, or the Separate Account.

26

The United States Life Insurance Company in the City of New York Audited Statutory Financial Statements At December 31, 2020 and 2019 and for each of the three years ended December 31, 2020

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

TABLE OF CONTENTS TO AUDITED STATUTORY FINANCIAL STATEMENTS AND SUPPLEMENTAL INFORMATION

SUPPLEMENTAL INFORMATION
Supplemental Schedule of Assets and Liabilities	69
Supplemental Investment Risks Interrogatories	71
Supplemental Summary Investment Schedule	77
Supplemental Schedule of Reinsurance Disclosures	78

Report of Independent Auditors

To the Board of Directors and Shareholder of

The United States Life Insurance Company in the City of New York

We have audited the accompanying statutory financial statements of The United States Life Insurance Company in the City of New York (the “Company”), an indirect, wholly-owned subsidiary of American International Group, Inc., which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2020 and 2019, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2020.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The Supplemental Schedule of Assets and Liabilities, Supplemental Investment Risks Interrogatories, Supplemental Summary Investment Schedule, and Supplemental Schedule of Reinsurance Disclosures (collectively, the “supplemental schedules”) of the Company as of December 31, 2020 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory-basis financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory-basis financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

April 23, 2021

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

	December 31,

(in millions)	2020	2019

Admitted assets

Cash and investments

Bonds	$19,753	$19,055

Preferred stocks	7	7

Common stocks	26	178

Cash, cash equivalents and short-term investments	205	116

Mortgage loans	3,175	3,345

Contract loans	159	170

Derivatives	39	30

Securities lending reinvested collateral assets	297	126

Other invested assets	1,416	1,228

Total cash and investments	25,077	24,255

Amounts recoverable from reinsurers	54	43

Amounts receivable under reinsurance contracts	5	161

Current federal income tax recoverable	21	-

Deferred tax asset	117	106

Due and accrued investment income	198	205

Premiums due, deferred and uncollected	54	50

Receivables from affiliates	15	15

Other assets	25	42

Separate account assets	4,742	4,663

Total admitted assets	$30,308	$29,540

See accompanying Notes to Statutory Financial Statements.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS (CONTINUED)

	December 31,

(in millions, except per share data)	2020	2019

Liabilities

Policy reserves and contractual liabilities

Life and annuity reserves	$21,294	$20,826

Liabilities for deposit-type contracts	775	679

Accident and health reserves	253	293

Premiums received in advance	1	2

Policy and contract claims	106	106

Policyholder dividends	2	2

Total policy reserves and contractual liabilities	22,431	21,908

Experience rated refund	77	79

Payable to affiliates	27	22

Interest maintenance reserve	307	264

Federal income taxes payable	-	50

Derivatives	1	1

Payable for securities lending	295	257

Repurchase agreements	95	94

Collateral for derivatives program	35	49

Accrued expenses and other liabilities	155	201

Net transfers from separate accounts due or accrued	(78)	(99)

Asset valuation reserve	431	480

Separate account liabilities	4,742	4,663

Total liabilities	28,518	27,969

Commitments and contingencies (see Note 20)

Capital and surplus

Common stock, $2 par value; 1,980,658 shares authorized, issued and outstanding	4	4

Gross paid-in and contributed surplus	1,913	1,778

Unassigned surplus	(127)	(211)

Total capital and surplus	1,790	1,571

Total liabilities and capital and surplus	$30,308	$29,540

See accompanying Notes to Statutory Financial Statements.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATUTORY STATEMENTS OF OPERATIONS

	Years Ended December 31,

(in millions)	2020	2019	2018

Revenues

Premiums and annuity considerations	$1,684	$1,847	$(3,607)

Net investment income	1,044	1,155	1,141

Amortization of interest maintenance reserve	31	30	34

Reserve adjustments on reinsurance ceded	(336)	(229)	4,495

Commissions and expense allowances	70	72	83

Separate account fees	115	86	79

Other income	28	25	28

Total revenues	2,636	2,986	2,253

Benefits and expenses

Death benefits	185	148	124

Annuity benefits	334	357	88

Surrender benefits	894	1,060	1,130

Other benefits	85	86	63

Change in reserves	406	642	529

Commissions	74	96	98

General insurance expenses	112	126	114

Net transfers to separate accounts	386	101	211

Other expenses	7	6	29

Total benefits and expenses	2,483	2,622	2,386

Net gain (loss) from operations before dividends to policyholders and federal income taxes	153	364	(133)

Dividends to policyholders	-	-	(1)

Net gain (loss) from operations after dividends to policyholders and before federal income taxes	153	364	(132)

Federal income tax expense	51	147	73

Net gain (loss) from operations	102	217	(205)

Net realized capital gains (losses), net of tax	152	36	(10)

Net income (losses)	$254	$253	$(215)

See accompanying Notes to Statutory Financial Statements.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

(in millions)	Common Stock	Gross Paid-In and Contributed Surplus	Unassigned Surplus	Total Capital and Surplus

Balance, January 1, 2018	$4	$1,778	$(26)	$1,756

Net loss	-	-	(215)	(215)
Change in net unrealized capital gains (losses)	-	-	(1)	(1)
Change in net unrealized foreign exchange capital gains (losses)	-	-	(33)	(33)
Change in deferred tax	-	-	88	88
Change in non-admitted assets	-	-	(160)	(160)
Change in asset valuation reserve	-	-	(75)	(75)
Change in surplus as a result of reinsurance	-	-	28	28
Dividends to stockholder	-	-	(142)	(142)
Prior period corrections	-	-	32	32

Balance, December 31, 2018	$4	$1,778	$(504)	$1,278

Net income	-	-	253	253
Change in net unrealized capital gains (losses)	-	-	99	99
Change in net unrealized foreign exchange capital gains (losses)	-	-	17	17
Change in deferred tax	-	-	101	101
Change in non-admitted assets	-	-	(65)	(65)
Change in asset valuation reserve	-	-	(98)	(98)
Change in surplus as a result of reinsurance	-	-	(2)	(2)
Prior period corrections	-	-	(12)	(12)

Balance, December 31, 2019	$4	$1,778	$(211)	$1,571

Net income	-	-	254	254
Change in net unrealized capital gains (losses)	-	-	(82)	(82)
Change in net unrealized foreign exchange capital gains (losses)	-	-	48	48
Change in deferred tax	-	-	34	34
Change in non-admitted assets	-	-	(38)	(38)
Change in reserve on account of change in valuation basis	-	-	(20)	(20)
Change in asset valuation reserve	-	-	49	49
Change in surplus from separate accounts	-	-	19	19
Other changes in surplus in separate accounts	-	-	(19)	(19)
Paid-in surplus	-	135	-	135
Change in surplus as a result of reinsurance	-	-	(2)	(2)
Dividends to stockholder	-	-	(157)	(157)
Prior period corrections	-	-	(2)	(2)

Balance, December 31, 2020	$4	$1,913	$(127)	$1,790

See accompanying Notes to Statutory Financial Statements.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,

(in millions)	2020	2019	2018

Cash from operations
Premium and annuity considerations, collected, net of reinsurance	$1,676	$1,804	$1,413
Net investment income collected	964	1,037	1,025
Other income	(124)	(46)	(409)

Total revenue received	2,516	2,795	2,029
Benefits paid	1,356	1,694	1,526
Net transfers to separate accounts	365	96	198
Commissions and expenses paid	195	228	236
Dividends paid to policyholders	-	-	(1)
Federal income taxes paid	183	110	152

Total benefits and expenses paid	2,099	2,128	2,111

Net cash provided by (used in) operations	417	667	(82)

Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	3,133	3,629	4,272
Stocks	50	9	22
Mortgage loans	423	347	326
Real estate	-	-	7
Other invested assets	698	432	557
Miscellaneous proceeds	131	224	322

Total proceeds from investments sold, matured or repaid	4,435	4,641	5,506
Cost of investments acquired:
Bonds	3,655	3,994	3,942
Stocks	17	7	20
Mortgage loans	381	673	584
Other invested assets	521	551	582
Miscellaneous purchases	203	90	196

Total cost of investments acquired	4,777	5,315	5,324

Net adjustment in contract loans	(11)	(7)	(10)

Net cash (used in) provided by investing activities	(331)	(667)	192

Cash from financing and miscellaneous sources
Cash provided (applied):
Capital and paid-in surplus	133	(2)	28
Net deposits on deposit-type contracts	121	106	(20)
Dividends to Parent	(157)	-	(142)
Other, net	(94)	(160)	156

Net cash provided by (used in) financing and miscellaneous activities	3	(56)	22
Net increase (decrease) in cash, cash equivalents and short-term investments	89	(56)	132
Cash, cash equivalents and short-term investments at beginning of year	116	172	40

Cash, cash equivalents and short-term investments at end of year	$205	$116	$172

Non-cash activities, excluded from above:
Non-cash AIG Global Real Estate transactions	$-	$-	$84
Non-cash Investment Real Estate sale	-	-	7
Non-cash transfer from other invested assets to common stocks	-	23	-
Non-cash transfer from common stocks to other invested assets	20	-	-
Non-cash transfer from mortgage loans to other invested assets	142	27	-

See accompanying Notes to Statutory Financial Statements.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

The United States Life Insurance Company in the City of New York (USL or the Company) is a wholly owned subsidiary of AGC Life Insurance Company (AGC Life or the Parent), an indirect, wholly owned subsidiary of American International Group, Inc. (AIG Parent). AIG Parent is a holding company, which through its subsidiaries provides a wide range of property casualty insurance, life insurance, retirement products and other financial services to commercial and individual customers in more than 80 countries and jurisdictions. The term “AIG Parent” means American International Group, Inc. and not any of AIG Parent’s consolidated subsidiaries.

The Company is a stock life insurance company domiciled and licensed under the laws of the State of New York and is subject to regulation by the New York State Department of Financial Services (NYDFS). The Company is also subject to regulation by the states in which it is authorized to transact business. The Company is licensed to sell life and accident and health insurance in all 50 states and the District of Columbia. The Company is also licensed in the U.S. Virgin Islands.

The Company offers a broad portfolio of individual fixed and variable annuity and life insurance products. In October 2016, the Company made a strategic decision to refocus its group benefits business, which included the decision to cease quoting new business in the employer and voluntary group benefits lines and seek strategic alternatives for group products distributed through sponsored organizations such as professional and affinity associations.

The Company’s fixed annuity products include single premium fixed annuities, immediate annuities and deferred income annuities. The Company’s variable annuity products include variable annuities that offer a combination of growth potential, death benefit features and income protection features. The Company’s fixed index annuities include products that provide growth potential based in part on the performance of a market index, and certain of the Company’s fixed index annuity products offer optional income protection features. The Company’s distribution channels include banks, wirehouses, broker dealers, independent marketing organizations and independent insurance agents.

The Company’s individual life insurance products are primarily term life and universal life insurance, distributed through independent marketing organizations, independent insurance agents, financial advisors and direct marketing.

The operations of the Company are influenced by many factors, including general economic conditions, financial condition of AIG Parent, monetary and fiscal policies of the United States federal government and policies of state and other regulatory authorities. The level of sales of the Company’s insurance and financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing products. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, which include interest rate, option, liquidity and credit risks. The Company controls its exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of its assets and liabilities, monitoring and limiting prepayments and extension risk in its portfolio, maintaining a large percentage of the Company’s portfolio in highly liquid securities, engaging in a disciplined process of underwriting, and reviewing and monitoring credit risk.

The Company is also exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility and other equity market conditions may affect the Company’s exposure to risks related to guaranteed death benefits and guaranteed living benefits on variable annuity products, and may reduce fee income on variable product assets held in separate accounts. Such guaranteed benefits are sensitive to equity and interest rate market conditions.

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the NYDFS. These accounting practices vary in certain respects from accounting principles generally accepted in the United States of America (U.S. GAAP), as described herein.

NYDFS recognizes only statutory accounting practices (SAP) prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under New York Insurance Law. The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of New York. The State of New York has the right to permit other specific practices that deviate from prescribed practices.

The Company does not employ any prescribed or permitted accounting practices that differ from the NAIC SAP.

Certain prior year amounts have been reclassified to conform to the current year presentation.

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the NYDFS requires management to make estimates and assumptions that affect the reported amounts in the statutory financial statements and the accompanying notes. It also requires disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenue and expense during the period. The areas of significant judgments and estimates include the following:

•	application of other-than-temporary impairments (OTTI);

•	estimates with respect to income taxes, including recoverability of deferred tax assets (DTA);

•	fair value measurements of certain financial assets; and

•	policy reserves for life, annuity and accident and health insurance contracts, including guarantees.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, Statutory Statements of Operations and Statutory Statements of Cash Flows could be materially affected.

Significant Accounting Policies

Bonds not backed by other loans are carried at amortized cost except for those with a NAIC designation of “6” or “6*”. Bonds with a NAIC 6 designation are carried at the lower of amortized cost or fair value, with unrealized losses charged directly to unassigned surplus. Bonds that have not been filed and have not received a designation in over one year from the NAIC’s Investment Analysis Office (IAO) receive a “6*” designation and are carried at zero, with the unrealized loss charged directly to unassigned surplus. Bonds filed with the IAO which receive a “6*” designation may carry a value greater than zero. Securities are assigned a NAIC 5* designation if the Company certifies that (1) the documentation necessary to permit a full credit analysis does not exist, (2) the issuer or obligor is current on all contracted interest and principal payments and (3) the Company has an actual expectation of ultimate repayment of all contracted interest and principal. Securities with NAIC 5* designations are deemed to possess the credit characteristics of securities assigned a NAIC 5 designation. The discount or premium on bonds is amortized using the effective yield method.

Loan-backed and structured securities (LBaSS) include residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), pass-thru securities, lease-backed securities,

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer. LBaSS are carried on a basis consistent with that of bonds not backed by loans. Income recognition for LBaSS is determined using the effective yield method and estimated cash flows. Prepayment assumptions for single-class and multi-class mortgage-backed securities (MBS) and ABS were obtained from an outside vendor or internal estimates. The Company uses independent pricing services and broker quotes in determining the fair value of its LBaSS. The Company uses the retrospective adjustment method to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

Risk-based capital (RBC) charges for LBaSS are based on the final NAIC designations, which are determined with a multi-step approach. The initial designation is used to determine the carrying value of the security. The final NAIC designation is used for reporting and affects RBC. The final NAIC designation is determined in one of three ways. The final NAIC designation for most RMBS and CMBS is determined by financial modeling conducted by BlackRock. RMBS and CMBS that are not financially modeled, primarily due to a lack of publicly available information and most remaining LBaSS are subject to a modified designation based on an NAIC matrix and the Company’s statement value for the security. For credit tenant loans, equipment trust certificates, any corporate-like securities rated by the NAIC’s IAO, interest only securities, and those securities with an original NAIC designation of 5, 5*, 6 or 6*, the final NAIC designation is based on the IAO or Credit Rating Provider rating and is not subject to a modified designation or financial modeling.

Short sale is the sale of a security which is not owned by the company at the time of sale. Short sales are normally settled by the delivery of a security borrowed by or on behalf of seller. A short sale as defined in Statement of Statutory Accounting Principle (SSAP) No. 103 “Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” is reported as a contra-asset (negative asset) initially reported at fair value, with changes in fair value recognized as unrealized gains and losses.

Preferred stocks with NAIC designations of “1” through “3” are carried at amortized cost. All other preferred stocks are stated at the lower of cost, amortized cost or fair value, with unrealized capital losses charged directly to unassigned surplus. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary.

Unaffiliated common stocks are carried at fair value, with unrealized capital gains and losses credited or charged directly to unassigned surplus. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary. For Federal Home Loan Bank (FHLB) capital stock, which is only redeemable at par, the fair value shall be presumed to be par, unless considered other-than-temporarily impaired.

The Company has no investments in insurance subsidiary, controlled, and affiliated (SCA) entities. Investments in non-insurance SCA entities are recorded based on the equity of the investee per audited financial statements prepared pursuant to U.S. GAAP, which is adjusted to a statutory basis of accounting, if applicable. All investments in non-insurance SCA entities for which either audited U.S. GAAP financial statements or audited foreign GAAP basis financial statements that include a footnote reconciling net income and equity on a foreign GAAP basis to U.S. GAAP are not available, are non-admitted as assets. Undistributed equity in earnings of affiliates is included in unassigned surplus as a component of unrealized capital gains or losses. Dividends received from such affiliates are recorded as investment income when declared.

Mortgage and mezzanine real estate loans are carried at unpaid principal balances less allowances for credit losses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on performing loans is accrued as earned.

Mortgage loans are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan’s effective interest rate, ii) the loan’s observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance is established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property occupancy, profile of the borrower and of the major property tenants, and economic trends in the market where the

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

property is located. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Real estate consists of properties occupied by the Company, properties held for the production of income and properties held for sale. Properties occupied by the Company and held for the production of income are carried at depreciated cost, less encumbrances, unless events or circumstances indicate the carrying amount of the asset (amount prior to reduction for encumbrances) may not be recoverable. Properties held for sale are carried at the lower of its depreciated cost or fair value less estimated costs to sell the property and net of encumbrances. Real estate obtained through foreclosure, in satisfaction of a loan, is recorded at the time of foreclosure at the lower of fair value as determined by acceptable appraisal methodologies, or the carrying amount of the related loan. Land is reported at cost.
Cash, cash equivalents and short-term investments include cash on hand and amounts due from banks and highly liquid debt instruments that have original maturities within one year of date of purchase and are carried at amortized cost. Short-term investments include interest-bearing money market funds, investment pools and other investments with original maturities within one year from the date of purchase.

Contract loans are carried at unpaid balances, which include unpaid principal plus accrued interest, including 90 days or more past due. All loan amounts in excess of the contract cash surrender value are considered non-admitted assets.

Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are reported in a manner consistent with the hedged asset or liability (hedge accounting). Changes in statement value or cash flow of derivatives that qualify for hedge accounting are recorded consistent with the changes in the statement value or cash flow of the hedged asset or liability. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge (ineffective hedges) are accounted for at fair value and the changes in fair value are recorded as unrealized gains or losses.

Hedge accounting was not used for any derivative instruments in 2020 or 2019.

Other invested assets principally consist of investments in limited partnerships and limited liability companies. Investments in these assets, except for joint ventures, partnerships and limited liability companies with a minor ownership interest, are reported using the equity method. Under SAP, such investments are generally reported based on audited U.S. GAAP equity of the investee, with subsequent adjustment to a statutory basis of accounting, if applicable.

Joint ventures, partnerships and limited liability companies in which the Company has a minor ownership interest (i.e., less than 10 percent) or lacks control, are generally recorded based on the underlying audited U.S. GAAP equity of the investee, with some prescribed exceptions. SAP allows the use of (a) the U.S. GAAP equity as set forth in the footnote reconciliation of foreign GAAP equity and income to U.S. GAAP within audited foreign GAAP financial statements or (b) the International Financial Reporting Standards (IFRS) basis equity in audited IFRS financial statements as an acceptable basis for the valuation of minor/non-controlled investments. The audited U.S. tax basis equity may also be used in certain circumstances.

All other investments in entities for which audited U.S. GAAP financial statements, or another acceptable audited basis of accounting as described above were not available have been non-admitted as assets. Undistributed accumulated earnings of such entities are included in unassigned surplus as a component of unrealized capital gains or losses. Distributions received that are not in excess of the undistributed accumulated earnings are recognized as investment income. Impairments that are determined to be other than temporary are recognized as realized capital losses.

Securities lending and repurchase agreements: The Company has a securities lending program, which was approved by its Board of Directors and lends securities from its investment portfolio to supplement liquidity or for other uses as deemed appropriate by management. Under the program, securities are lent to financial institutions, and in return the Company receives cash as collateral equal to 102 percent of the fair value of the loaned securities. The cash collateral received is invested in short-term investments that may be sold or repledged or partially used for short-term liquidity purposes based on conservative cash flow forecasts. Securities lent by the Company under these transactions may be sold or repledged by the counterparties. The liability for cash collateral received is reported in payable for securities lending in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. The Company monitors the fair value of securities loaned and obtains additional collateral as necessary. At the termination of the

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

transactions, the Company and its counterparties are obligated to return the collateral provided and the securities lent, respectively. These transactions are treated as secured financing arrangements.

In addition, the Company is a party to secured financing transactions involving securities sold under agreements to repurchase (repurchase agreements), in which the Company transfers securities in exchange for cash, with an agreement by the Company to repurchase the same or substantially similar securities on agreed upon dates specified in the agreements.

Investment income due and accrued is non-admitted from investment income for bonds and other invested assets when collection of interest is overdue by more than 90 days, or is uncertain, and for mortgage loans when loans are foreclosed, or delinquent in payment for greater than 90 days, or when collection of interest is uncertain.

Net realized capital gains and losses, which are determined by using the specific identification method, are reflected in income net of applicable federal income taxes and transfers to the interest maintenance reserve.

The Company regularly evaluates its investments for other-than-temporary impairment (OTTI) in value. The determination that a security has incurred an OTTI in value and the amount of any loss recognition requires the judgment of the Company’s management and a continual review of its investments.

For bonds, other than LBaSS, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. If it is determined an OTTI has occurred, the cost basis of bonds are written down to fair value and the amount of the write-down is recognized as a realized capital loss.

For LBaSS, a non-interest related OTTI resulting from a decline in value due to fundamental credit problems of the issuer is recognized when the projected discounted cash flows for a particular security are less than its amortized cost. When a non-interest related OTTI occurs, the LBaSS is written down to the present value of future cash flows expected to be collected. An OTTI is also deemed to have occurred if the Company intends to sell the LBaSS or does not have the intent and ability to retain the LBaSS until recovery. If the decline is interest-related, the LBaSS is written down to fair value.

In periods subsequent to the recognition of an OTTI loss, the Company generally accretes the difference between the new cost basis and the future cash flows expected to be collected, if applicable, as interest income over the remaining life of the security based on the amount and timing of estimated future cash flows.

Non-admitted assets are excluded from admitted assets and the change in the aggregate amount of such assets is reflected as a separate component of unassigned surplus. Non-admitted assets include all assets specifically designated as non-admitted and assets not designated as admitted, such as a negative IMR, a certain portion of DTAs, prepaid expenses, electronic data processing (EDP) equipment assets, agents’ balances or other receivables over 90 days. Non-admitted assets amounted to $613 million and $575 million at December 31, 2020 and 2019, respectively.

Interest maintenance reserve (IMR) is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related investment gains and losses resulting from sales (net of taxes) and interest-related OTTI (net of taxes). An OTTI occurs when the Company, at the reporting date, has the intent to sell an investment or does not have the intent and ability to hold the security before recovery of the cost of the investment. For LBaSS, if the Company recognizes an interest-related OTTI, the non-interest-related OTTI is recorded to the asset valuation reserve, and the interest-related portion to IMR. Such gains and losses are deferred into the IMR and amortized into income using the grouped method over the remaining contractual lives of the securities sold.

Asset valuation reserve (AVR) is used to stabilize surplus from fluctuations in the market value of bonds, stocks, mortgage loans, real estate, limited partnerships and other investments. Changes in the AVR are recorded as direct increases or decreases in surplus.

Separate account assets and liabilities generally represent funds for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company, except for certain guaranteed products. Separate account assets are generally reported at fair value. In addition, certain products with fixed guarantees and market-value-adjusted (MVA) fixed annuity contracts in

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

which the assets are generally carried at amortized cost are required by certain states to be carried in a separate account. The operations of the separate accounts are excluded from the Statutory Statements of Operations and Statutory Statements of Cash Flows of the Company. The Company receives fees for assuming mortality and certain expense risks. Such fees are included in separate account fees in the Statutory Statements of Operations. Reserves for variable annuity contracts are provided in accordance with the Variable Annuity Commissioners’ Annuity Reserve Valuation Method (VACARVM) under subsection 21 of the Valuation Manual (“VM-21”) for 2020 and under Actuarial Guideline 43 (AG 43) for prior years. Reserves for variable universal life accounts are provided in accordance subsection 20 of the Valuation Manual (“VM-20”) for new business issued in 2020, and in accordance with the Commissioners’ Reserve Valuation Method (CRVM) for policies issued prior to 2020. Separate accounts may also include deposits for funds held under stable value wrap funding agreements, although the majority of stable value wrap sales are measured based on the notional amount included in assets under management and do not include the receipt of funds.

Policy reserves are established according to different methods.

Life, annuity, and health reserves are developed by actuarial methods and are generally determined based on published tables using specified interest rates, mortality or morbidity assumptions, and valuation methods prescribed or permitted by statutes that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the NYDFS.

Principle-based reserving (“PBR”) is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the previous prescribed approach. Reserve requirements for AIG’s life insurance policies issued after January 1, 2020 are contained in subsection 20 of the Valuation Manual (“VM-20”), “Requirements for Principle-Based Reserves for Life Products”, policies issued prior to that date are reserved for using the Commissioners Reserve Valuation Method (CRVM). Under VM-20, these reserves are generally more sensitive to changes in actuarial assumptions.

The Company waives the deduction of deferred fractional premiums on the death of the life and annuity policy insured and for traditional life insurance returns any portion of the final premium for periods beyond the date of death. The Company reported additional reserves for surrender values in excess of the corresponding policy reserves.

The Company performs annual cash flow testing in accordance with the Actuarial Opinion and Memorandum Regulation to ensure adequacy of the reserves. Additional reserves are established where the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or where the net premiums exceed the gross premiums on any insurance in force. Total cash flow testing reserves were $1.5 billion at December 31, 2020.

A majority of the Company’s variable annuity products are issued with a guaranteed minimum death benefit (GMDB) which provides that, upon the death of a contractholder, the contractholder’s beneficiary will receive the greater of (1) the contractholder’s account value, or (2) a GMDB that varies by product. Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals; or the greatest contract value, adjusted for withdrawals, at the specified contract anniversaries; or the principal invested, adjusted for withdrawals, accumulated at the specified rate per annum. These benefits have issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. Death benefits on GMDB policies generally reduce on a proportional basis or on a dollar-for-dollar basis when a partial withdrawal occurs.

Reserves for GMDB benefits are included in the VACARVM reserve. PBR is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the factor-based approach typically employed historically. Variable Annuity (“VA”) reserving requirements for 2020 are contained in subsection 21 of the Valuation Manual (“VM-21”), “Reserves for Variable Requirements for Principle-Based Annuities”, and replace the previous Actuarial Guideline XLVIII (“AG 43”) requirements, which also employed a principle-based approach. The Company fully applied New York Rule 213 (NY’s version of VM-21) requirements to reserving for both new and existing VA contracts effective January 1, 2020. Prior to 2020, AG 43 required the Company to perform a stochastic valuation analysis of the total reserves held for all variable annuity contracts with GMDB. These reserves were derived by using the 70 percent Conditional Tail Expectation of the modeled reserves and were based on prudent estimate assumptions. In addition, a deterministic

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

valuation was also performed using assumptions prescribed in AG 43. The greater of these two reserve balances was the AG 43 reserve. However, the Company was previously holding reserves at the C3 Phase II Total Asset Requirement level, which was higher than the AG 43 amount.

Life policies underwritten as substandard are charged extra premiums. Reserves are computed for a substandard policy by adding the reserve for an otherwise identical non-substandard policy plus a factor times the extra premium charge for the year. The factor varies by duration, type of plan, and underwriting. In addition, an extra mortality reserve is reported for ordinary life insurance policies classified as group conversions. Substandard structured settlement annuity reserves are determined by making a constant addition to the mortality rate of the applicable valuation mortality table so that the life expectancy on the adjusted table is equal to the life expectancy determined by the Company’s underwriters at issue.

The Company had $7.0 billion of insurance in-force and $220 million of reserves as of December 31, 2020, and $8.5 billion of insurance in-force and $245 million of reserves as of December 31, 2019, for which the gross premiums are less than the net premiums according to the standard of valuation set by the NYDFS.

The liabilities related to policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

In addition, an extra mortality reserve is held for ordinary life insurance policies classified as group conversions, equal to the excess, if any, of a substandard reserve over a standard reserve based on mortality rates appropriately increased over the standard class mortality rates.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula, except for universal life insurance and deferred annuity reserves, which include fund accumulations for which tabular interest has been determined from basic data. For the determination of tabular interest on funds not involving life contingencies, the actual credited interest is used.

For long-term disability products, disabled life reserves were established using the 1964 Commissioner’s Disability Table for claims incurred prior to January 1, 1989, and the 1987 Commissioner’s Group Disability Table for claims incurred January 1, 1989 and later, at an interest rate equal to the Single Premium Immediate Annuity rate (based on year incurred) less 1 percent.

Liabilities for deposit-type contracts, which include supplementary contracts without life contingencies and annuities certain, are based on the discounting of future payments at an annual statutory effective rate. Tabular interest on other funds not involving life contingencies is based on the interest rate at which the liability accrues.

Policy and contract claims represent the ultimate net cost of all reported and unreported claims incurred during the year. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary, as experience develops or new information becomes known; such adjustments are included in current operations.

Reserves for future policy benefits to be paid on life and accident and health policies, incurred in the statement period, but not yet reported, were established using historical data from claim lag experience. The data is aggregated from product specific studies performed on the Company’s business.

Premiums and annuity considerations and related expenses are recognized over different periods. Life premiums are recognized as income over the premium paying periods of the related policies. Annuity considerations are recognized as revenue when received. Premiums for deposit-type products are credited directly to the respective reserves and are not recorded in the Statutory Statement of Operations. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Acquisition costs such as commissions and other expenses related to the production of new business are charged to the Statutory Statements of Operations as incurred.

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Annuity and deposit-type contract surrender benefits are reported on a cash basis, and include annuity benefits, payments under supplementary contracts with life contingencies, surrenders and withdrawals. Withdrawals from deposit-type contracts directly reduce the liability for deposit-type contracts and are not reported in the Statutory Statements of Operations.

General insurance expenses include allocated expenses pursuant to a cost allocation agreement. The Company purchases administrative, accounting, marketing and data processing services from AIG Parent or its subsidiaries and is charged based on estimated levels of usage, transactions or time incurred in providing the respective services. The allocation of costs for investment management services purchased from AIG Parent or its subsidiaries is based on the level of assets under management.

Federal income tax expense (benefit) is recognized and computed on a separate company basis pursuant to a tax sharing agreement with AIG Parent, because the Company is included in the consolidated federal income tax return of its ultimate parent, AIG Parent. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company would recognize tax benefits based upon the amount of those deductions and credits utilized in the consolidated federal income tax return. The federal income tax expense or benefit reflected in the Statutory Statements of Operations represents income taxes provided on income that is currently taxable, but excludes tax on the net realized capital gains or losses.

Income taxes on capital gains or losses reflect differences in the recognition of capital gains or losses on a statutory accounting basis versus a tax accounting basis. The most significant of such differences involve impairments of investments, which are recorded as realized losses in the Statutory Statements of Operations but are not recognized for tax purposes, and the deferral of net capital gains and losses into the IMR for statutory income but not for taxable income. Capital gains and losses on certain related-party transactions are recognized for statutory financial reporting purposes but are deferred for income tax reporting purposes until the security is sold to an outside party.

A deferred tax asset (DTA) or deferred tax liability (DTL) is included in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, which reflects the expected future tax consequences of temporary differences between the statement values of assets and liabilities for statutory financial reporting purposes and the amounts used for income tax reporting purposes. The change in the net DTA or DTL is reflected in a separate component of unassigned surplus. Net DTA are limited in their admissibility.

Accounting Changes

Actuarial Change / Reserve PBR (VM-20 and VM-21)

Principle-based reserving (“PBR”) is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the previous prescribed approach. Reserve requirements for AIG’s life insurance policies issued after January 1, 2020 are contained in subsection 20 of the Valuation Manual (“VM-20”), “Requirements for Principle-Based Reserves for Life Products”, policies issued prior to that date are reserved for using the Commissioners Reserve Valuation Method (CRVM). Under VM-20, these reserves are generally more sensitive to changes in actuarial assumptions.

PBR is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the factor-based approach typically employed historically. Variable Annuity (“VA”) reserving requirements are contained in subsection 21 of the Valuation Manual (“VM-21”), “Requirements for Principle-Based Reserves for Variable Annuities”, and replace the previous Actuarial Guideline XLVIII (“AG 43”) requirements, which also employed a principle-based approach. The Company fully applied VM-21 requirements to reserving for both new and existing VA contracts effective January 1, 2020. Under VM-21, these reserves are generally more sensitive to changes in interest rates. The impact of the implementation of New York Rule 213 (NY’s version of VM-21) was $(20) million.

There were no other new accounting standards that were effective during the periods covered by this statement that had a material impact on the operations of the Company.

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Correction of Errors

SAP requires that corrections of errors related to prior periods be reported as adjustments to unassigned surplus to the extent that they are not material to prior periods.

In 2020, two out-of-period errors were identified and corrected relating to annuity reserves which decreased unassigned surplus by $2 million.

In 2019, two out-of-period errors were identified and corrected, which decreased unassigned surplus by $12 million. The most significant of these was a decrease in reserve adjustments on reinsurance ceded due to a private placement cash issue.

In 2018, five out-of-period errors were identified and corrected, which increased unassigned surplus by $32 million. The most significant of these was a decrease in deferred annuity reserves due to a system conversion.

Differences in Statutory Accounting and U.S. GAAP Accounting

The accompanying statutory financial statements have been prepared in accordance with accounting practices prescribed or permitted by the NYDFS. These accounting practices vary in certain respects from U.S. GAAP. The primary differences between NAIC SAP and U.S. GAAP are as follows.

The objectives of U.S. GAAP differ from the objectives of SAP. U.S. GAAP is designed to measure the entity as a going concern and to produce general purpose financial statements to meet the varying needs of the different users of financial statements. SAP is designed to address the accounting requirements of regulators, who are the primary users of statutory-basis financial statements and whose primary objective is to measure solvency. As a result, U.S. GAAP stresses measurement of earnings and financial condition of a business from period to period, while SAP stresses measurement of the ability of the insurer to pay claims in the future.

Investments. Under SAP, investments in bonds and preferred stocks are generally reported at amortized cost. However, if bonds are designated category “6” and preferred stocks are designated categories “4 – 6” by the NAIC, these investments are reported at the lesser of amortized cost or fair value with a credit or charge to unrealized investment gains or losses. For U.S. GAAP, such fixed-maturity investments are designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed-maturity investments are reported at amortized cost, and the remaining fixed-maturity investments are reported at fair value, with unrealized capital gains and losses reported in operations for those designated as trading and as a component of other comprehensive income for those designated as available-for-sale.

Under SAP, all single- and multi-class MBS or other ABS (e.g., Collateralized Mortgage Obligations (CMO) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium with respect to such securities using either the retrospective or prospective method. For LBaSS subsequent to July 1, 2009, if it is determined that a decline in fair value is other than temporary the cost basis of the security is written down to the discounted estimated future cash flows. Bonds, other than LBaSS, that are other-than-temporarily impaired are written down to fair value. For U.S. GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, MBS and ABS securities), other than high credit quality securities, would be adjusted using the prospective method when there is a change in estimated future cash flows. If high-credit quality securities must be adjusted, the retrospective method would be used. For all bonds, if it is determined that a decline in fair value is other-than-temporary, the cost basis of the security would be written down to the discounted estimated future cash flows, while the non-credit portion of the impairment would be recorded as an unrealized loss in other comprehensive income.

Under SAP, when it is probable that the insurer will be unable to collect all amounts due according to the contractual terms of the mortgage agreement, valuation allowances are established for temporarily-impaired mortgage loans based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate, less estimated costs to obtain and sell. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus rather than as a component of earnings as would

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be required under U.S. GAAP. If the impairment is other-than-temporary, a direct write down is recognized as a realized loss, and a new cost basis is established. Under U.S. GAAP, effective January 1, 2020, the Company adopted the new accounting standard for current expected credit losses (CECL). This standard requires an allowance for credit losses based on the expectation of lifetime credit losses. Prior to the adoption of CECL, valuation allowances would be established when the insurer determines it is probable that it will be unable to collect principal and interest due according to the contractual terms of the loan agreement. Such U.S. GAAP allowances would be based on the difference between the unpaid loan balance and the present value of expected future cash flows discounted at the loan’s original effective interest rate or, if foreclosure is probable, on the estimated fair value of the underlying real estate.

Under SAP, joint ventures, partnerships and limited liability companies in which the insurer has a minor ownership interest (i.e., less than 10 percent) or lacks control are generally recorded based on the underlying audited U.S. GAAP basis equity of the investee. Under U.S. GAAP, joint ventures, partnerships and limited liability companies in which the insurer has a significant ownership interest or is deemed to have control are accounted for under the equity method, where that is not the case, such investments are carried at fair value with changes in fair value recognized in earnings in 2018 for equity securities previously designated as available-for-sale and through net income for equity securities measured at fair value at the Company’s election. Prior to 2018, equity securities designated as available-for-sale were carried at fair value with changes in fair value recorded through other comprehensive income.

Real Estate. Under SAP, investments in real estate are reported net of related obligations; under U.S. GAAP, investments in real estate are reported on a gross basis. Under SAP, real estate owned and occupied by the insurer is included in investments; under U.S. GAAP, real estate owned and occupied by the insurer is reported as an operating asset, and operating income and expenses include rent for the insurer’s occupancy of those properties.

Derivatives. Under SAP, derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value with the changes in fair value recorded as unrealized capital gains or losses. Under U.S. GAAP, such derivative instruments are accounted for at fair value with the changes in fair value recorded as realized capital gains or losses. Under U.S. GAAP, fair value measurement for free standing derivatives incorporate either counterparty’s credit risk for derivative assets or the insurer’s credit risk for derivative liabilities by determining the explicit cost to protect against credit exposure. This credit exposure evaluation takes into consideration observable credit default swap rates. Under SAP, non-performance risk (own credit-risk) is not reflected in the fair value calculations for derivative liabilities. Under U.S. GAAP, index life insurance features in certain variable universal life contracts and certain guaranteed features of variable annuities are bifurcated and accounted for separately as embedded policy derivatives. Under SAP, embedded derivatives are not bifurcated or accounted for separately from the host contract.

Interest Maintenance Reserve. Under SAP, the insurer is required to maintain an IMR. IMR is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related capital gains and losses realized through sales or OTTI. IMR applies to all types of fixed maturity investments, including bonds, preferred stocks, MBS, ABS and mortgage loans. After-tax capital gains or losses realized upon the sale or impairment of such investments resulting from changes in the overall level of interest rates are excluded from current period net income and transferred to the IMR. The transferred after-tax net realized capital gains or losses are then amortized into income over the remaining period to maturity of the divested asset. Realized capital gains and losses are reported net of tax and transfers to the IMR, after net gain from operations. Any negative IMR balance is treated as non-admitted asset. This reserve is not required under U.S. GAAP and pre-tax realized capital gains and losses are reported as component of total revenues, with related taxes included in taxes from operations.

Asset Valuation Reserve. Under SAP, the insurer is required to maintain an AVR, which is computed in accordance with a prescribed formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate, and other invested assets. The level of AVR is based on both the type of investment and its credit rating. Under SAP, AVR is included in total adjusted capital for RBC analysis purposes. Changes to AVR are charged or credited directly to unassigned surplus. This reserve is not required under U.S. GAAP.

Subsidiaries. Under SAP, investments in insurance subsidiaries are recorded based upon the underlying audited statutory equity of a subsidiary with all undistributed earnings or losses shown as an unrealized capital gain or loss in unassigned surplus. Dividends received by the parent company from its subsidiaries are recorded through net investment income. Under U.S. GAAP, subsidiaries’ financial statements are combined with the parent company’s

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

financial statements through consolidation. All intercompany balances and transactions are eliminated under U.S. GAAP. Dividends received by the parent company from its subsidiaries reduce the parent company’s investment in the subsidiaries.

Policy Acquisition Costs and Sales Inducements. Under SAP, policy acquisition costs are expensed when incurred. Under U.S. GAAP, acquisition costs that are incremental and directly related to the successful acquisition of new and renewal of existing insurance and investment-type contracts, are deferred and amortized, generally in proportion to the present value of expected future gross profit margins. For all other insurance contracts, to the extent recoverable from future policy revenues, deferred policy acquisition costs (DAC) are amortized, with interest, over the premium-paying period of the related contracts, using assumptions that are consistent with those used in computing policy benefit reserves. Under SAP, sales inducements are expensed when incurred. Under U.S. GAAP, certain sales inducements on interest-sensitive life insurance contracts and deferred annuities are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC.

Deferred Premiums. Under SAP, when deferred premiums exist, statutory deferred premiums are held as a statutory asset, while under U.S. GAAP, deferred premiums are held as a contra-liability in the future policy benefits liability.

Non-admitted Assets. Certain assets designated as “non-admitted,” principally any negative IMR, agents’ balances or unsecured loans or advances to agents, certain DTAs, furniture, equipment and computer software, receivables over 90 days and prepaid expenses, as well as other assets not specifically identified as admitted assets within the NAIC SAP, are excluded from the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus and are charged directly to unassigned surplus. Under U.S. GAAP, such assets are included in the balance sheet.

Universal Life and Annuity Policies. Under SAP, revenues for universal life and annuity policies containing mortality or morbidity risk considerations consist of the entire premium received, and benefits incurred consist of the total of death benefits paid and the change in policy reserves. Payments received on contracts that do not incorporate any mortality or morbidity risk considerations (deposit-type contracts) are credited directly to an appropriate liability for deposit-type contract account without recognizing premium income. Interest credited to deposit-type contracts is recorded as an expense in the Statutory Statements of Operations as incurred. Payments that represent a return of policyholder balances are recorded as a direct reduction of the liability for deposit-type contracts, rather than a benefit expense. Under U.S. GAAP, premiums received in excess of policy charges are not recognized as premium revenue, and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

Benefit Reserves. Under SAP, loading is the difference between the gross and valuation net premium. Valuation net premium is calculated using valuation assumptions which are different for statutory and U.S. GAAP. Statutory valuation assumptions are set by the insurer within limits as defined by statutory law. U.S. GAAP valuation assumptions are set by the insurer based on management’s estimates and judgment.

Policyholder funds not involving life contingencies use different valuation assumptions for SAP and U.S. GAAP. Under SAP, prescribed rates of interest related to payout annuities are used in the discounting of expected benefit payments, while under U.S. GAAP, the insurer’s best estimates of interest rates are used.

Under SAP, the Commissioners’ Reserve Valuation Method is used for the majority of individual insurance reserves. Under U.S. GAAP, individual insurance policyholder liabilities for traditional forms of insurance are generally established using the net level premium method. For interest-sensitive policies, a liability for policyholder account balances is established under U.S. GAAP based on the contract value that has accrued to the benefit of the policyholder. Policy assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP. Under U.S. GAAP, policy assumptions are based upon best estimates as of the date the policy was issued, with provisions for the risk of adverse deviation.

Under SAP, the CARVM is used for the majority of individual deferred annuity reserves, while under U.S. GAAP, individual deferred annuity policyholder liabilities are generally equal to the contract value that has accrued to the benefit of the policyholder, together with liabilities for certain contractual guarantees, if applicable.

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Under SAP, reserves for fixed rate deposit-type contracts are based upon their accumulated values, discounted at an annual statutory effective rate, while under U.S. GAAP, reserves for deposit-type contracts are recorded at their accumulated values.

Reinsurance. Under SAP, policy and contract liabilities ceded to reinsurers are reported as reductions of the related reserves rather than as assets as required under U.S. GAAP. Under SAP, a liability for reinsurance balances has been provided for unsecured policy reserves, unearned premiums, and unpaid losses ceded to reinsurers not licensed to assume such business. Changes to these amounts are credited or charged directly to unassigned surplus. Under U.S. GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings. Under SAP, the criteria used to demonstrate risk transfer varies from U.S. GAAP, which may result in transactions that are accounted for as reinsurance for SAP and deposit accounting for U.S. GAAP. Under SAP, the reserve credit permitted for unauthorized reinsurers is less than or equal to the amount of letter of credit or funds held in trust by the reinsurer. Under U.S. GAAP, assumed and ceded reinsurance is reflected on a gross basis in the balance sheet, and certain commissions allowed by reinsurers on ceded business are deferred and amortized on a basis consistent with DAC.

Policyholder Dividend Liabilities. Under SAP, policyholder dividends are recognized when declared. Under U.S. GAAP, policyholder dividends are recognized over the term of the related policies.

Separate Accounts. Under SAP, separate account surplus created through the use of the CRVM, the VACARVM or other reserving methods is reported by the general account as an unsettled transfer from the separate account. The net change on such transfers is included as a part of the net gain from operations in the general account. This is not required under U.S. GAAP.

Separate accounts include certain non-unitized assets which primarily represent MVA fixed options of variable annuity contracts issued in various states. Under SAP, these contracts are accounted for in the separate account financial statements, while under U.S. GAAP, they are accounted for in the general account.

Deferred Income Taxes. Under SAP, statutory DTAs that are more likely than not to be realized are limited to: 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross DTA expected to be realized within a maximum three years of the reporting date or a maximum 15 percent of the capital and surplus excluding any net DTA, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of the remaining gross DTA that can be offset against existing gross DTLs. The remaining DTAs are non-admitted. Deferred taxes do not include amounts for state taxes. Under U.S. GAAP, state taxes are included in the computation of deferred taxes, all DTAs are recorded and a valuation allowance is established if it is more likely than not that some portion of the DTA will not be realized. Under SAP, income tax expense is based upon taxes currently payable. Changes in deferred taxes are reported in surplus and subject to admissibility limits. Under U.S. GAAP, changes in deferred taxes are recorded in income tax expense.

Offsetting of Assets and Liabilities. Under SAP, offsetting of assets and liabilities is not permitted when there are master netting agreements unless four requirements for valid right of offset are met. The requirements include 1) each of the two parties owes the other determinable amounts, 2) the reporting party has the right to set off the amount owed with the amount owed by the other party, 3) the reporting party intends to set off, and 4) the right of setoff is enforceable. The prohibition against offsetting extends to derivatives and collateral posted against derivative positions, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions. Under U.S. GAAP, these amounts under master netting arrangements may be offset and presented on a net basis.

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

3. INVESTMENTS

Bonds and Equity Securities

The following table presents the statement value, gross unrealized gain, gross unrealized loss and the estimated fair value of bonds and equity securities by major security type:

(in millions)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2020
Bonds:
U.S. government obligations	$346	$99	$-	$445
All other governments	475	80	(2)	553
States, territories and possessions	110	22	-	132
Political subdivisions of states, territories and possessions	43	11	-	54
Special revenue	1,324	197	-	1,521
Industrial and miscellaneous	16,905	2,225	(65)	19,065
Hybrid securities	98	21	(1)	118
Bank loans	452	1	(11)	442
Total bonds	19,753	2,656	(79)	22,330
Preferred stock	7	1	-	8
Common stock	26	-	-	26
Total equity securities	33	1	-	34
Total	$19,786	$2,657	$(79)	$22,364
December 31, 2019
Bonds:
U.S. government obligations	$431	$45	$-	$476
All other governments	484	56	(3)	537
States, territories and possessions	114	12	(1)	125
Political subdivisions of states, territories and possessions	44	8	-	52
Special revenue	1,387	110	(2)	1,495
Industrial and miscellaneous	15,857	1,358	(51)	17,164
Hybrid securities	142	30	-	172
Bank loans	596	3	(7)	592
Total bonds	19,055	1,622	(64)	20,613
Preferred stock	7	1	-	8
Common stock	178	-	-	178
Total equity securities	185	1	-	186
Total	$19,240	$1,623	$(64)	$20,799

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Bonds and Equity Securities in Loss Positions

The following table summarizes the fair value and gross unrealized losses (where fair value is less than amortized cost) on bonds and equity securities, including amounts on NAIC 6 and 6* bonds, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2020
Bonds:
U.S. government obligations	$16	$-	$-	$-	$16	$-
All other governments	2	-	11	(1)	13	(1)
Special revenue	4	-	-	-	4	-
Industrial and miscellaneous	1,328	(39)	395	(29)	1,723	(68)
Hybrid securities	6	(1)	2	-	8	(1)
Bank loans	284	(12)	-	-	284	(12)
Total bonds	1,640	(52)	408	(30)	2,048	(82)
Preferred stock	-	-	-	-	-	-
Total equity securities	-	-	-	-	-	-
Total	$1,640	$(52)	$408	$(30)	$2,048	$(82)
December 31, 2019
Bonds:
U.S. government obligations	$2	$-	$-	$-	$2	$-
All other governments	4	-	20	(3)	24	(3)
States, territories and possessions	24	(1)	-	-	24	(1)
Special revenue	81	(2)	15	-	96	(2)
Industrial and miscellaneous	1,209	(24)	517	(29)	1,726	(53)
Hybrid securities	1	-	2	-	3	-
Bank loans	293	(7)	-	-	293	(7)
Total bonds	1,614	(34)	554	(32)	2,168	(66)
Preferred stock	-	-	-	-	-	-
Total equity securities	-	-	-	-	-	-
Total	$1,614	$(34)	$554	$(32)	$2,168	$(66)

As of December 31, 2020 and 2019, the number of bonds and equity securities in an unrealized loss position was 419 and 431, respectively. Bonds comprised 418 of the total of which 88 were in a continuous loss position greater than 12 months at December 31, 2020. Bonds comprised 428 of the total of which 134 were in a continuous loss position greater than 12 months at December 31, 2019.

The Company did not recognize the unrealized losses in earnings on these fixed maturity securities at December 31, 2020 and 2019, respectively, because the Company neither intends to sell the securities nor does the Company believe that it is more likely than not that the Company will be required to sell these securities before recovery of their amortized cost basis. For fixed maturity securities with significant declines, the Company performed fundamental credit analyses on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other available market data.

Contractual Maturities of Bonds

The following table presents the statement value and fair value of bonds by contractual maturity:

(in millions)	Statement Value	Fair Value
December 31, 2020
Due in one year or less	$313	$319
Due after one year through five years	2,016	2,113
Due after five years through ten years	3,400	3,776
Due after ten years	9,110	10,846
LBaSS	4,914	5,276
Total	$19,753	$22,330

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

Bonds in or near default as to payment of principal or interest had a statement value of $61 million and $78 million at December 31, 2020 and 2019, respectively which is the fair value. At December 31, 2020 and 2019, the Company had no income excluded from due and accrued for bonds.

At December 31, 2020, the Company’s bond portfolio included bonds totaling $1.0 billion not rated investment grade by the NAIC guidelines (categories 3-6). These bonds accounted for 5 percent of the Company’s total assets and 6 percent of invested assets. These below investment grade securities, excluding structured securities, span across 13 industries. At December 31, 2019, the Company’s bond portfolio included bonds totaling $1.0 billion not rated investment grade by the NAIC guidelines (categories 3-6). These bonds accounted for 4 percent of the Company’s total assets and 4 percent of invested assets. These below investment grade securities, excluding structured securities, span across 13 industries.

The following table presents the industries that constitute more than 10% of the below investment grade securities:

	December 31,
	2020	2019
Consumer Noncyclical	20.9%	24.1%
Energy	15.4	13.0
Communications	-	13.7
Consumer Cyclical	13.5	14.3

LBaSS

The Company determines fair value of LBaSS based on the amount at which a security could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The majority of the Company’s ABS, RMBS, CMBS, and collateralized debt obligations (CDO) are priced by approved independent third-party valuation service providers and broker dealer quotations. Small portions of the LBaSS that are not traded in active markets are priced by market standard internal valuation methodologies, which include discounted cash flow methodologies and matrix pricing. The estimated fair values are based on available market information and management’s judgments.

The following table presents the statement value and fair value of LBaSS:

	December 31, 2020		December 31, 2019

(in millions)	Statement Value	Fair Value	Statement Value	Fair Value
Loan-backed and structured securities	$4,914	$5,276	$4,868	$5,172

Prepayment assumptions for single class, multi-class mortgage-backed and ABS were obtained from independent third-party valuation service providers or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

At December 31, 2020 and 2019, the Company had exposure to a variety of LBaSS. These securities could have significant concentrations of credit risk by country, geographical region, property type, servicer or other characteristics. As part of the quarterly surveillance process, the Company takes into account many of these characteristics in making the OTTI assessment.

At December 31, 2020 and 2019, the Company did not have any LBaSS with a recognized OTTI due to the intent to sell or an inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis.

During 2020, 2019 and 2018, the Company recognized total OTTI of $14 million, $13 million and $6 million, respectively, on LBaSS that were still held by the Company. In addition, at December 31, 2020 and 2019, the Company held loan-backed impaired securities (fair value is less than cost or amortized cost) for which an OTTI had not been

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

recognized in earnings as a realized loss. Such impairments include securities with a recognized OTTI for non-interest (credit) related declines that were recognized in earnings, but for which an associated interest-related decline has not been recognized in earnings as a realized capital loss.

The following table summarizes the fair value and aggregate amount of unrealized losses on LBaSS and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2020
LBaSS	$709	$(22)	$274	$(12)	$983	$(34)
December 31, 2019
LBaSS	$543	$(8)	$334	$(12)	$877	$(20)

In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company generally considers its cash and working capital requirements and expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities to recovery of their amortized cost.

The Company does not have any LBaSS for which it is not practicable to estimate fair values.

The following table presents the rollforward of non-interest related OTTI for LBaSS:

	December 31,
(in millions)	2020	2019
Balance, beginning of year	$222	$248
Increases due to:
Credit impairment on new securities subject to impairment losses	3	1
Additional credit impairment on previously impaired investments	11	12
Reduction due to:
Credit impaired securities fully disposed for which there was no prior intent or requirement to sell	4	39
Balance, end of year	$232	$222

See Note 23 for a list with each LBaSS at a CUSIP level where the present value of cash flows expected to be collected is less than the amortized cost basis during the current year and a list of the Company’s structured notes holding at December 31, 2020.

Mortgage Loans

Mortgage loans had outstanding principal balances of $3.2 billion and $3.4 billion at December 31, 2020 and 2019, respectively. Contractual interest rates range from 0.0 percent to 12.0 percent. The mortgage loans at December 31, 2020 had maturity dates ranging from 2020 to 2055.

The Company’s mortgage loans are collateralized by a variety of commercial real estate property types located throughout the U.S. and Canada. The commercial mortgage loans are non-recourse to the borrower.

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following tables present the geographic and property-type distribution of the Company’s mortgage loan portfolio:

	December 31,
	2020	2019
Geographic distribution:
Mid-Atlantic	33.4%	31.6%
Pacific	17.1	21.3
Foreign	13.5	12.1
South Atlantic	11.6	10.0
East North Central	8.1	8.3
West South Central	6.0	5.9
Mountain	3.5	4.2
New England	4.4	4.1
East South Central	1.8	1.9
West North Central	0.6	0.6
Total	100.0%	100.0%
Property type distribution:
Multi-family	37.6%	37.3%
Office	24.2	22.3
Retail	13.6	13.3
Industrial	15.7	14.0
Hotel/motel	4.0	4.8
Other	4.9	8.3
Total	100.0%	100.0%

At December 31, 2020, there were 52 mortgage loans with outstanding balances of $20 million or more which represented approximately 58 percent of the portfolio.

The following table presents the minimum and maximum lending rates for new mortgage loans during 2020 and 2019:

	Years Ended December 31,
	2020		2019
(in millions)	Maximum	Minimum	Maximum	Minimum
Multi-family	6.02%	3.32%	6.00%	2.75%
Retail	-	-	6.36	6.36
Office	4.50	1.75	6.58	1.75
Industrial	4.00	2.80	4.77	1.45
Hotel/Motel	12.00	4.25	-	-
Other	5.28	2.94	5.80	2.79

The Company reduced the interest rate on one loan during 2020. The Company did not reduce any interest rates during 2019.

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgage was 115.0 percent and 80.0 percent in 2020 and 2019, respectively.

At December 31, 2020, the Company held $59 million in impaired mortgages with $25 million of related allowances for credit losses and $34 million in impaired loans without a related allowance. At December 31, 2019, the Company held $60 million in impaired mortgages with $34 million of related allowances for credit losses and $26 million in impaired loans without a related allowance. The Company’s average recorded investment in impaired loans was $59 million and $55 million, at December 31, 2020 and 2019, respectively. The Company recognized interest income from impaired loans of $1 million, $1 million and $2 million in 2020, 2019 and 2018, respectively. The Company recognizes interest income on its impaired mortgage loans upon receipt.

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents a rollforward of the changes in the allowance for losses on mortgage loans receivable:

	December 31,
(in millions)	2020	2019	2018
Balance, beginning of year	$36	$22	$20
Additions charged to unrealized capital loss	13	14	2
Direct write-downs charged against allowance	(12)	-	-

Balance, end of year	$37	$36	$22

During 2020, the Company did not derecognize any mortgage loans and did not recognize any real estate collateral as a result of foreclosure.

The mortgage loan portfolio has been originated by the Company under strict underwriting standards. Commercial mortgage loans on properties such as offices, hotels and shopping centers generally represent a higher level of risk than do mortgage loans secured by multi-family residences. This greater risk is due to several factors, including the larger size of such loans and the more immediate effects of general economic conditions on these commercial property types. However, due to the Company’s strict underwriting standards, the Company believes that it has prudently managed the risk attributable to its mortgage loan portfolio while maintaining attractive yields.

The following table presents the age analysis of mortgage loans:

	December 31,
(in millions)	2020	2019
Current	$3,168	$3,343
30 - 59 days past due	-	2
90 - 179 days past due	7	-
Total	$3,175	$3,345

At December 31, 2020 and 2019, the Company had mortgage loans outstanding under participant or co-lender agreements of $2.6 billion and $2.7 billion, respectively.

In addition, the Company had $59 million and $60 million in restructured loans at December 31, 2020 and 2019, respectively.

Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of December 31, 2020:

(in millions)	Residential		Commercial		Agricultural
Loan-to-Value	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a. above 95%	$-	-%	$52	0.20%	$-	-%
b. 91% to 95%	3	-	-	-	-	-
c. 81% to 90%	11	-	42	0.20	-	-
d. 71% to 80%	38	0.20	137	0.50	-	-
e. below 70%	104	0.40	2,788	10.90	-	-

Troubled Debt Restructuring

At both December 31, 2020 and 2019, the Company held no restructured debt for which impairment was recognized. The Company had no outstanding commitments at December 31, 2020 and 2019 to debtors that hold loans with restructured terms.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Real Estate

The Company had no investment in real estate at December 31, 2020, 2019 and 2018.

The Company had no sales of real estate property and had no impairment write-downs in real estate during 2020 and 2019. The Company recognized a gain of less than $1 million on the sale of real estate property and had no impairment write-downs for its investment in real estate during 2018.

Other Invested Assets

The following table presents the components of the Company’s other invested assets:

	December 31,
(in millions)	2020	2019
Investments in limited liability companies	$140	$296
Investments in limited partnerships	795	715
Other unaffiliated investments	427	196
Receivable for securities	26	18
Cash collateral on derivatives	31	18
Non-admitted assets	(3)	(15)

Total	$1,416	$1,228

The Company utilizes the look-through approach in valuing its investments in affiliated joint ventures or partnerships that have the characteristics of real estate investments. These affiliated real estate investments had an aggregate value of $179 million and $180 million at December 31, 2020 and 2019, respectively. All liabilities, commitments, contingencies, guarantees, or obligations of these holding company entities, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in each of the respective holding company entities, if applicable.

The Company recorded impairment write-downs in joint ventures and partnerships of $3 million during 2020. The Company recorded impairment write-downs in joint ventures and partnerships of $13 million during 2019.

Net Investment Income

The following table presents the components of net investment income:

	Years ended December 31,
(in millions)	2020	2019	2018
Bonds	$880	$960	$946
Common stocks	1	1	1
Cash and short-term investments	5	11	3
Mortgage loans	143	151	144
Real estate	-	-	1
Contract loans	10	11	11
Derivatives	(13)	24	25
Investment income from affiliates	3	1	2
Other invested assets	45	29	35
Gross investment income	1,074	1,188	1,168
Investment expenses	(30)	(33)	(27)

Net investment income	$1,044	$1,155	$1,141

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Net Realized and Unrealized Capital Gains (Losses)

The following table presents the components of Net realized capital gains (losses):

	Years Ended December 31,
(in millions)	2020	2019	2018
Bonds	$74	$54	$(49)
Common stocks	45	17	(1)
Cash and short-term investments	-	-	1
Mortgage loans	(12)	(8)	(9)
Real estate	-	-	(2)
Derivatives	56	20	(16)
Other invested assets	123	27	30
Realized capital gains (losses)	286	110	(46)
Federal income tax (expense) benefit	(60)	(23)	10
Net (gains) losses transferred to IMR	(74)	(51)	26

Net realized capital gains (losses)	$152	$36	$(10)

During 2020, 2019 and 2018, the Company recognized $17 million, $19 million and $17 million, respectively, of impairment write-downs in accordance with the impairment policy described in Note 2.

The following table presents the proceeds from sales of bonds and equities and the related gross realized capital gains and gross realized capital losses:

	Years Ended December 31,
(in millions)	2020	2019	2018
Proceeds	$1,610	$1,691	$2,073
Gross realized capital gains	$184	$117	$11
Gross realized capital losses	(60)	(43)	(50)

Net realized capital gains (losses)	$124	$74	$(39)

The following table presents the net change in unrealized capital gains (losses) of investments (including foreign exchange capital gains (losses):

	Years Ended December 31,
(in millions)	2020	2019	2018
Bonds	$24	$6	$(30)
Preferred and common stocks	(145)	144	-
Mortgage loans	20	2	(12)
Derivatives	11	(26)	34
Other invested assets	47	20	(34)
Federal income tax benefit (expense)	9	(30)	8

Net change in unrealized (losses) gains of investments	$(34)	$116	$(34)

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

5GI Securities Measured at Aggregate Book Adjusted Carrying Value and Fair Value

The following table presents 5GI Securities measured at aggregate book adjusted carrying value (BACV) and aggregate fair value at December 31:

Investment	Number of 5GI Securities		Aggregate BACV (in millions)		Aggregate Fair Value (in millions)
	2020	2019	2020	2019	2020	2019
Bonds -AC	5	6	$82	$49	$83	$49
LB&SS -AC	3	2	26	3	28	3
Preferred Stock -AC	-	-	-	-	-	-
Preferred Stock -FV	-	-	-	-	-	-

Total	8	8	$108	$52	$111	$52
AC-Amortized Cost
FV-Fair Value

4. SECURITIES LENDING AND REPURCHASE AGREEMENTS

Securities Lending

As of December 31, 2020 and 2019, the Company had bonds loaned with a fair value of approximately $290 million and $258 million pursuant to the securities lending program.

The following table presents the aggregate fair value of cash collateral received related to the securities lending program and the terms of the contractually obligated collateral positions:

	December 31,
(in millions)	2020	2019
30 days or less	$53	$68
31 to 60 days	99	81
61 to 90 days	143	108
Subtotal	295	257
Securities collateral received	-	-

Total collateral received	$295	$257

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the securities lending program by maturity date:

	December 31, 2020		December 31, 2019
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open positions	$297	$297	$126	$126
Subtotal	297	297	126	126
Securities collateral received	-	-	-	-

Total collateral reinvested	$297	$297	$126	$126

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Repurchase Agreements

At December 31, 2020 and 2019, bonds with a fair value of approximately $97 million and $104 million, respectively, were subject to repurchase agreements to secure amounts borrowed by the Company.

The following table presents the aggregate fair value of cash collateral received related to the repurchase agreement program and the terms of the contractually obligated collateral positions:

	December 31,
(in millions)	2020	2019
Open positions	$-	$-
30 days or less	66	11
31 to 60 days	-	45
61 to 90 days	-	-
Greater than 90 days	29	38
Subtotal	95	94
Securities collateral received	-	-

Total collateral received	$95	$94

The following table presents the original (flow) and residual maturity for bi-lateral repurchase agreement transactions for the year ended December 31, 2020:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount

1. Open - No Maturity	$3	$-	$4	$31

2. Overnight	47	55	35	26

3. 2 Days to 1 Week	101	140	68	55

4. > 1 Week to 1 Month	101	98	100	95

5. > 1 Month to 3 Months	16	-	-	-

6. > 3 Months to 1 Year	-	-	-	-

7. > 1 Year	-	-	-	-

b. Ending Balance

1. Open - No Maturity	$-	$-	$-	$-

2. Overnight	16	16	-	-

3. 2 Days to 1 Week	82	22	39	48

4. > 1 Week to 1 Month	-	75	60	48

5. > 1 Month to 3 Months	-	-	-	-

6. > 3 Months to 1 Year	-	-	-	-

7. > 1 Year	-	-	-	-

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the Company’s liability to return collateral for the year ended December 31, 2020:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount

1. Cash (Collateral - All)	$267	$292	$206	$207

2. Securities Collateral (FV)	-	-	-	-

b. Ending Balance

1. Cash (Collateral - All)	$98	$112	$99	$95

2. Securities Collateral (FV)	-	-	-	-

The Company requires a minimum of 95 percent of the fair value of securities sold under the repurchase agreements to be maintained as collateral. Cash collateral received is invested in corporate bonds and the offsetting collateral liability for repurchase agreements is included in other liabilities.

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the repurchase agreement program by maturity date:

	December 31, 2020		December 31, 2019
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open positions	$84	$97	$129	$124
Greater than three years	-	-	-	-
Subtotal	84	97	129	124
Securities collateral received	-	-	-	-

Total collateral reinvested	$84	$97	$129	$124

The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2020:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount

1. BACV	$-	$-	$-	$-

2. Nonadmitted - Subset of BACV	-	-	-	-

3. Fair Value	-	-	-	-

b. Ending Balance

1. BACV	$100	$92	$91	$84

2. Nonadmitted - Subset of BACV	-	-	-	-

3. Fair Value	102	101	101	97

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2020:

(in millions)	1 None	2 NAIC 1	3 NAIC 2	4 NAIC 3

Ending Balance

a. Bonds - BACV	$-	$61	$23	$-

b. Bonds - FV	-	71	26	-

c. LB & SS - BACV	-	-	-	-

d. LB & SS - FV	-	-	-	-

e. Preferred Stock - BACV	-	-	-	-

f. Preferred Stock - FV	-	-	-	-

g. Common Stock	-	-	-	-

h. Mortgage Loans - BACV	-	-	-	-

i. Mortgage Loans - FV	-	-	-	-

j. Real Estate - BACV	-	-	-	-

k. Real Estate - FV	-	-	-	-

l. Derivatives - BACV	-	-	-	-

m. Derivatives - FV	-	-	-	-

n. Other Invested Assets - BACV	-	-	-	-

o. Other Invested Assets - FV	-	-	-	-

p. Total Assets - BACV	-	61	23	-

q. Total Assets - FV	-	71	26	-

(in millions)	5 NAIC 4	6 NAIC 5	7 NAIC 6	8 Non-Admitted

Ending Balance

a. Bonds - BACV	$-	$-	$-	$-

b. Bonds - FV	-	-	-	-

c. LB & SS - BACV	-	-	-	-

d. LB & SS - FV	-	-	-	-

e. Preferred Stock - BACV	-	-	-	-

f. Preferred Stock - FV	-	-	-	-

g. Common Stock	-	-	-	-

h. Mortgage Loans - BACV	-	-	-	-

i. Mortgage Loans - FV	-	-	-	-

j. Real Estate - BACV	-	-	-	-

k. Real Estate - FV	-	-	-	-

l. Derivatives - BACV	-	-	-	-

m. Derivatives - FV	-	-	-	-

n. Other Invested Assets - BACV	-	-	-	-

o. Other Invested Assets - FV	-	-	-	-

p. Total Assets - BACV	-	-	-	-

q. Total Assets - FV	-	-	-	-

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

5. RESTRICTED ASSETS

The Company has restricted assets as detailed below. Assets under restriction are general account assets and are not part of the Separate Accounts.

The following table presents the carrying value of the Company’s restricted assets:

	December 31,
(in millions)	2020	2019
On deposit with states	$16	$16
Securities lending	204	223
Collateral held on securities lending	295	257
FHLB stock and collateral pledged	518	360
Subject to repurchase agreements	84	100
Collateral for derivatives	30	18
Other restricted assets	-	5

Total	$1,147	$979

6. SUBPRIME MORTGAGE RISK EXPOSURE

The following features are commonly recognized characteristics of subprime mortgage loans:

•	An interest rate above prime to borrowers who do not qualify for prime rate loans;
•	Borrowers with low credit ratings (FICO scores);
•	Interest-only or negative amortizing loans;
•	Unconventionally high initial loan-to-value ratios;
•	Low initial payments based on a fixed introductory rate that expires after a short initial period, then adjusts to a variable index rate plus a margin for the remaining term of the loan;
•	Borrowers with less than conventional documentation of their income and/or net assets;
•	Very high or no limits on how much the payment amount or the interest rate may increase at reset periods, potentially causing a substantial increase in the monthly payment amount; and/or,
•	Substantial prepayment penalties and/or prepayment penalties that extend beyond the initial interest rate adjustment period.

Non-agency RMBS can belong to one of several different categories depending on the characteristics of the borrower, the property and the loan used to finance the property. Categorization is a function of FICO score, the type of loan, loan-to-value ratio, and property type and loan documentation.

Generally, subprime loans are made to borrowers with low FICO scores, low levels of equity and reduced income/asset documentation. Due to these characteristics, subprime borrowers pay a substantially higher interest rate than prime borrowers. In addition, they often utilize mortgage products that reduce their monthly payments in the near-term. These include adjustable-rate mortgages with low initial rates or interest-only loans. Borrowers in products like this often experience significant “payment shock” when the teaser payment resets upwards after the initial fixed period.

The primary classification mechanism the Company uses for subprime loans is FICO score. Specifically, a pool with an average FICO at origination less than 650 is considered to be subprime. However, the Company may subjectively adjust this classification based on an assessment of the other parameters mentioned above.

To monitor subprime securities, the Company uses a model with vintage-specific assumptions for delinquency roll rates, loss severities and the timing of losses. As and when needed, these vintage-based assumptions are supplemented with deal-specific information including, but not limited to, geographic distribution, realized loss severities, trigger status and scenario analysis.

The Company has no direct exposure through investments in subprime mortgage loans. The Company’s exposure is through other investments, primarily in RMBS, as described above.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents information regarding the Company’s investments with subprime exposures:

(in millions)	Actual Cost	Book Adjusted Statement Value	Fair Value	OTTI Recognized to Date
December 31, 2020
In general account:
RMBS	$208	$206	$232	$(2)
CDOs	300	298	321	(3)
Total subprime exposure	$508	$504	$553	$(5)
December 31, 2019
In general account:
RMBS	$213	$216	$241	$(1)
CDOs	216	212	228	(3)
CMBS	1	1	1	-
Total subprime exposure	$430	$429	$470	$(4)

The Company has no underwriting exposure to subprime mortgage risk through mortgage guaranty or financial guaranty insurance coverage.

7. DERIVATIVES

The Company has taken positions in certain derivative financial instruments to mitigate or hedge the impact of changes in interest rates, foreign currencies, equity markets, swap spreads, volatility, correlations and yield curve risk on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, interest rate swaptions, cross-currency swaps, futures and futures options on equity indices, and futures and futures options on government securities. The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

All derivative instruments are recognized in the financial statements. The Company has determined that its derivative financial instruments do not qualify for hedge accounting. As a result, derivatives are accounted for at fair value and the changes in the fair value recorded in surplus as unrealized gains or losses, net of deferred taxes. The value of the Company’s exchange traded futures contracts relates to the one day lag in the net cash settlement of these contracts.

The Company recognized a net unrealized capital gain of $11 million in 2020, an unrealized capital loss of $26 million in 2019 and an unrealized capital gain of $34 million in 2018, related to derivatives that did not qualify for hedge accounting.

Net cash collateral received for derivative transactions increased in the year ended 2020, as a result of increases in fair values of derivatives covered by ISDA Master Agreements and Credit Support Annex provisions. At December 31, 2020, the Company held collateral for derivatives of $35 million, which is invested in cash, cash equivalents and/or short-term investments.

Refer to Note 3 for disclosures related to net realized capital gains (losses).

Swaps, Options, and Futures

Interest rate or cross-currency swap agreements are agreements to exchange with a counterparty, at specified intervals, payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) or in different currencies, based on an underlying principal balance, notional amount. Generally no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each contractual payment due date, and this net payment is included in the Statutory Statement of Operations.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation, either to purchase or sell a financial instrument at a specified price within a specified period of time. The Company purchases call options on the S&P 500 Index to offset the risk of certain guarantees of specific equity-index annuity and universal life policy values. The Company also purchases put options on the S&P 500 Index to offset volatility risk arising from minimum guarantees embedded in variable annuities. The options are carried at fair value, with changes in fair value recognized in unrealized investment gains and losses.

Financial futures are contracts between two parties that commit one party to purchase and the other to sell a particular commodity or financial instrument at a price determined on the final settlement day of the contract. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange. Some futures contracts may call for physical delivery of the asset, while others are settled in cash. The Company uses futures contracts on Euro dollar deposits, U.S. Treasury Notes, U.S. Treasury Bonds, the S&P 500 Index, MidCap 400, Russell 2000, MSCI EAFE, foreign government debt securities, and foreign denominated equity indices to offset the risk of certain guarantees on annuity policy values.

Interest Rate Risk

Interest rate derivatives are used to manage interest rate risk associated with certain guarantees of variable annuities and equity indexed annuities and certain bonds. The Company’s interest rate hedging derivative instruments include (1) interest rate swaps and swaptions; (2) listed futures on government securities; and (3) listed futures options on government securities.

Currency Risk

Foreign exchange contracts used by the Company include cross-currency swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

Equity Risk

Equity derivatives are used to mitigate financial risk embedded in certain insurance liabilities.

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit ratings. For over-the-counter (OTC) derivatives, the Company’s net credit exposure is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date. The Company is exposed to credit risk when the net position with a particular counterparty results in an asset that exceeds collateral pledged by that counterparty.

For OTC contracts, the Company generally uses an International Swaps and Derivative Association Master Agreement (ISDA Master Agreement) and Credit Support Annexes with bilateral collateral provisions to reduce counterparty credit exposures. An ISDA Master Agreement is an agreement between two counterparties, which may cover multiple derivative transactions and such ISDA Master Agreement generally provides for the net settlement of all or a specified group of these derivative transactions, as well as transferred collateral, through a single payment, in a single currency, in the event of a default affecting any one derivative transaction or a termination event affecting all or a specified group of the transactions. The Company minimizes the risk that counterparties might be unable to fulfill their contractual obligations by monitoring counterparty credit exposure and collateral value and may require additional collateral to be posted upon the occurrence of certain events or circumstances. In the unlikely event of a failure to perform by any of the counterparties to these derivative transactions, there would not be a material effect on the Company’s admitted assets, liabilities or capital and surplus.

The Company has also entered into exchange-traded options and futures contracts. Under exchange-traded futures contracts, the Company agrees to purchase a specified number of contracts with other parties and to post or receive variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

parties with whom the Company enters into exchange-traded futures are regulated futures commission merchants who are members of a trading exchange. The credit risk of exchange-traded futures is partially mitigated because variation margin is settled daily in cash. Exchange-traded option contracts are not subject to daily margin settlements and amounts due to the Company based upon favorable movements in the underlying securities or indices are owed upon exercise.

The following table presents the notional amounts, statement values and fair values of the Company’s derivative instruments:

	December 31, 2020			December 31, 2019
(in millions)	Contract or Notional Amount	Statement Value	Fair Value	Contract or Notional Amount	Statement Value	Fair Value
Assets:
Interest rate contracts	$1,237	$43	$43	$1,542	$24	$24
Foreign exchange contracts	378	19	19	464	25	25
Equity contracts	1,057	139	139	1,119	106	106
Derivative assets, gross	2,672	201	201	3,125	155	155
Counter party netting	-	(162)	(162)	-	(125)	(125)
Derivative assets, net	$2,672	$39	$39	$3,125	$30	$30
Liabilities:
Interest rate contracts	$1,267	$24	$24	$989	$22	$22
Foreign exchange contracts	771	31	31	508	13	13
Equity contracts	1,157	108	108	1,233	91	91
Derivative liabilities, gross	3,195	163	163	2,730	126	126
Counter party netting	-	(162)	(162)	-	(125)	(125)
Derivative liabilities, net	$3,195	$1	$1	$2,730	$1	$1

The Company has a right of offset of its derivatives asset and liability positions with various counterparties. The following table presents the effect of the right of offsets:

	December 31, 2020		December 31, 2019
(in millions)	Assets	Liabilities	Assets	Liabilities
Gross amount recognized	$201	$(163)	$155	$(126)
Amount offset	(162)	162	(125)	125

Net amount presented in the Statement of Admitted Assets, Liabilities, and Capital and Surplus	$39	$(1)	$30	$(1)

8. INFORMATION ABOUT FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FINANCIAL INSTRUMENTS WITH CONCENTRATIONS OF CREDIT RISK

The following table presents the Company’s derivative financial instruments with concentrations of credit risk:

	December 31, 2020		December 31, 2019
(in millions)	Contract or Notional Amount	Final Maturity Date	Contract or Notional Amount	Final Maturity Date
Derivative assets:
Interest rate contracts	$1,237	2060	$1,542	2056
Foreign exchange contracts	378	2048	464	2049
Equity contracts	1,057	2021	1,119	2020
Derivative liabilities:
Interest rate contracts	1,267	2051	989	2050
Foreign exchange contracts	771	2056	508	2056
Equity contracts	1,157	2021	1,233	2020

The credit exposure to the Company’s derivative contracts is limited to the fair value of such contracts that are favorable to the Company at the reporting date.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The credit exposure to the Company’s derivative contracts aggregated $79 million and $58 million at December 31, 2020 and 2019, respectively.

9. FAIR VALUE MEASUREMENTS

Fair Value Measurements

The Company carries certain financial instruments at fair value. The Company defines the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Fair Value Hierarchy

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three “levels” based on the observability of valuation inputs:

•

Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

•

Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

•

Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In those cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value.

Bonds: Fair value is based principally on value from independent third-party valuation service providers, broker quotes and other independent information.

Preferred stocks: Fair value of unaffiliated preferred stocks is based principally on value from independent third-party service providers, broker quotes and other independent information.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Cash, cash equivalents and short term investments: Carrying amount approximate fair value because of the relatively short period of time between origination and expected realization and their limited exposure to credit risk.

Mortgage loans: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

Contract loans: Carrying amounts, which approximate fair value, are generally equal to unpaid principal amount as of each reporting date. No consideration is given to credit risk because contract loans are effectively collateralized by the cash surrender value of the policies.

Securities lending reinvested collateral assets: Securities lending assets are generally invested in short-term investments and thus carrying amounts approximate fair values because of the relatively short period of time between origination and expected realizations.

Separate account assets: Variable annuity and variable universal life assets are carried at the market value of the underlying securities. Certain separate account assets related to market value adjustment fixed annuity contracts are carried at book value. Fair value is based principally on the value from independent third-party valuation service providers, broker quotes and other independent information.

Policy reserves and contractual liabilities: Fair value for investment contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. When no similar contracts are being offered, the discount rate is the appropriate swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

Payable for securities lending: Cash collateral received from the securities lending program is invested in short-term investments and the offsetting liability is included in payable for securities lending. The carrying amount of this liability approximates fair value because of the relatively short period between origination of the liability and expected settlement.

Receivables/payables for securities: Such amounts represent transactions of a short-term nature for which the statement value is considered a reasonable estimate of fair value.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Fair Value Information about Financial Instruments Not Measured at Fair Value

The following table presents the aggregate fair values of the Company’s financial instruments not measured at fair value compared to their statement values:

(in millions)	Aggregate Fair Value	Admitted Assets or Liabilities	Level 1	Level 2	Level 3
December 31, 2020
Assets:
Bonds	$22,312	$19,735	$-	$19,481	$2,831
Preferred stocks	8	7	2	6	-
Common stocks	19	19	-	19	-
Cash, cash equivalents and short-term investments	205	205	43	162	-
Mortgage loans	3,429	3,175	-	-	3,429
Contract loans	159	159	-	-	159
Receivables for securities	26	26	-	26	-
Securities lending reinvested collateral assets	297	297	-	297	-
Separate account assets	375	375	-	375	-
Liabilities:
Policy reserves and contractual liabilities	692	515	-	15	677
Payable for securities	22	22	-	22	-
Payable for securities lending	295	295	-	295	-
December 31, 2019
Assets:
Bonds	$20,612	$19,054	$-	$17,864	$2,748
Preferred stocks	8	7	2	6	-
Common stocks	13	13	-	13	-
Cash, cash equivalents and short-term investments	116	116	27	89	-
Mortgage loans	3,539	3,345	-	-	3,539
Contract loans	170	170	-	-	170
Receivables for securities	18	18	-	18	-
Securities lending reinvested collateral assets	126	126	-	126	-
Separate account assets	35	35	-	35	-
Liabilities:
Policy reserves and contractual liabilities	663	534	-	18	645
Payable for securities	34	34	-	34	-
Payable for securities lending	257	257	-	257	-

Valuation Methodologies of Financial Instruments Measured at Fair Value

Bonds

Bonds with NAIC 6 or 6* designations and preferred stocks with NAIC 4, 5 or 6 designations are carried at the lower of amortized cost or fair value. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure bonds at fair value. Market price data generally is obtained from exchange or dealer markets.

The Company estimates the fair value of securities not traded in active markets, by referring to traded securities with similar attributes, using dealer quotations, a matrix pricing methodology, discounted cash flow analyses or internal valuation models. This methodology considers such factors as the issuer’s industry, the security’s rating and tenor, its coupon rate, its position in the capital structure of the issuer, yield curves, credit curves, prepayment rates and other relevant factors. For bonds that are not traded in active markets or that are subject to transfer restrictions, valuations

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management’s best estimate is used.

Fair values for bonds and preferred stocks based on observable market prices for identical or similar instruments implicitly include the incorporation of counterparty credit risk. Fair values for bonds and preferred stocks based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

Common Stocks (Unaffiliated)

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure equity securities at fair value. Market price data is generally obtained from exchanges or dealer markets.

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded OTC. The Company generally values exchange-traded derivatives, such as futures and options, using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in, the instrument as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models can require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model using market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, the Company updates valuation inputs when corroborated by evidence such as similar market transactions, independent third-party valuation services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management’s best estimate is used.

Separate Account Assets

Separate account assets are comprised primarily of registered and open-ended variable funds that trade daily and are measured at fair value using quoted prices in active markets for identical assets. Certain separate account assets are carried at amortized cost.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Assets and Liabilities Measured at Fair Value

The following table presents information about assets and liabilities measured at fair value:

(in millions)	Level 1	Level 2	Level 3	Counterparty Netting*	Total
December 31, 2020
Assets at fair value:
Bonds
Industrial and miscellaneous	$-	$3	$1	$-	$4
Bank loans	-	14	-	-	14
Total bonds	-	17	1	-	18
Derivative assets:
Interest rate contracts	-	43	-	-	43
Foreign exchange contracts	-	19	-	-	19
Equity contracts	1	138	-	-	139
Counterparty netting	-	-	-	(162)	(162)
Total derivative assets	1	200	-	(162)	39
Separate account assets	3,706	661	-	-	4,367
Total assets at fair value	$3,707	$878	$1	$(162)	$4,424
Liabilities at fair value:
Derivative liabilities:
Interest rate contracts	$-	$24	$-	$-	$24
Foreign exchange contracts	-	31	-	-	31
Equity contracts	2	106	-	-	108
Counterparty netting	-	-	-	(162)	(162)
Total derivative liabilities	2	161	-	(162)	1
Total liabilities at fair value	$2	$161	$-	$(162)	$1

December 31, 2019
Assets at fair value:
Bonds
Industrial and miscellaneous	$-	$-	$1	$-	$1
Total bonds	-	-	1	-	1
Common stock
Industrial and miscellaneous	165	-	-	-	165
Total common stock	165	-	-	-	165
Derivative assets:
Interest rate contracts	-	24	-	-	24
Foreign exchange contracts	-	25	-	-	25
Equity contracts	-	106	-	-	106
Counterparty netting	-	-	-	(125)	(125)
Total derivative assets	-	155	-	(125)	30
Separate account assets	3,453	1,175	-	-	4,628
Total assets at fair value	$3,618	$1,330	$1	$(125)	$4,824
Liabilities at fair value:
Derivative liabilities:
Interest rate contracts	$-	$22	$-	$-	$22
Foreign exchange contracts	-	13	-	-	13
Equity contracts	1	90	-	-	91
Counterparty netting	-	-	-	(125)	(125)
Total derivative liabilities	1	125	-	(125)	1
Total liabilities at fair value	$1	$125	$-	$(125)	$1

* Represents netting of derivative exposures covered by a qualifying master netting agreement.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Changes in Level 3 Fair Value Measurements

The following tables present changes in Level 3 assets and liabilities measured at fair value and the gains (losses) related to the Level 3 assets and liabilities that remained on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus:

(in millions)	Bonds	Common Stocks	Total Assets
Balance, January 1, 2019	$2	$1	$3
Total realized/unrealized capital gains or losses:
Included in net income	-	3	3
Included in surplus	-	-	-
Purchases, issuances and settlements	(1)	(4)	(5)
Transfers into Level 3	1	-	1
Transfers out of Level 3	(1)	-	(1)
Balance, December 31, 2019	$1	$-	$1
Total realized/unrealized capital gains or losses:
Included in net income	(1)	-	(1)
Included in surplus	1	-	1
Purchases, issuances and settlements	-	-	-
Transfers into Level 3	6	5	11
Transfers out of Level 3	(6)	(5)	(11)
Balance, December 31, 2020	$1	$-	$1

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data or when the asset is no longer carried at fair value. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant inputs becoming observable or when a long-term interest rate significant to a valuation becomes short-term and thus observable. Transfers out of level 3 can also occur due to favorable credit migration resulting in a higher NAIC designation. Securities are generally transferred into Level 3 due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The Company’s policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value.

In both 2020 and 2019, there were no transfers between Level 1 and Level 2 securities.

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized capital gains (losses) on instruments held at December 31, 2020 and 2019 may include changes in fair value that were attributable to both observable inputs (e.g., changes in market interest rates) and unobservable inputs (e.g., changes in unobservable long-dated volatilities).

Quantitative Information About Level 3 Fair Value Measurements

The Company had no quantitative information about level 3 fair value measurements to report at December 31, 2020.

Gross Basis Fair Value Measurements

The following table presents the Company’s derivative assets and liabilities measured at fair value, on a gross basis, before counterparty and cash collateral netting:

(in millions)	Level 1	Level 2	Level 3	Total
December 31, 2020
Derivative assets at fair value	$1	$200	$-	$201
Derivative liabilities at fair value	2	161	-	163

December 31, 2019
Derivative assets at fair value	$-	$155	$-	$155
Derivative liabilities at fair value	1	125	-	126

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

10. AGGREGATE POLICY RESERVES AND DEPOSIT FUND LIABILITIES

The following table presents the Company’s reserves by major category:

	Years ended December 31,

(in millions)	2020	2019

Life insurance	$3,447	$3,443
Annuities (excluding supplementary contracts with life contingencies)	16,051	15,794
Supplementary contracts with life contingencies	97	74
Disability - active lives	2	2
Disability - disabled lives	64	72
Excess of VM-21 reserves over basic reserves	214	-
Excess of AG 43 reserves over basic reserves	-	76
Deficiency reserves	220	243
Other miscellaneous reserve	1,515	1,509

Gross life and annuity reserves	21,610	21,213
Reinsurance ceded	(316)	(387)

Net life and annuity reserves	21,294	20,826

Accident and health reserves
Unearned premium reserves	10	16
Present value of amounts not yet due on claims	220	261
Additional contract reserves	41	41

Gross accident and health reserves	271	318
Reinsurance ceded	(18)	(25)

Net accident and health reserves	253	293

Aggregate policy reserves	$21,547	$21,119

The following table presents the withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life contingencies:

A.    Individual Annuities:

	December 31, 2020

(in millions)	General account	Separate account with guarantees	Separate account nonguaranteed	Total	% of Total

(1) Subjectto discretionary withdrawal :
a. With market value adjusted	$2,096	$-	$-	$2,096	11.25%
b. At book value less current surrender
charge of 5% or more	2,880	-	-	2,880	15.46%
c. At fair value	-	-	4,243	4,243	22.78%

d. Total with market adjustment or at fair value	4,976	-	4,243	9,219	49.49%
e. At book value without adjustment
(minimal or no charge or adjustment)	6,583	-	-	6,583	35.36%
(2) Notsubject to discretionary withdrawal	2,820	-	1	2,821	15.15%

(3) Total(gross: direct + assumed)	$14,379	$-	$4,244	$18,623	100.00%

(4) Reinsuranceceded	-	-	-	-

(5) Total(net)* (3) - (4)	$14,379	$-	$4,244	$18,623

(6) Amount included in A(1)b above that will move to A(1)e in the year after statement date:	$54	$-	$-	$54

* Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

B.    Group Annuities:

	December 31, 2020

(in millions)	General account	Separate account with guarantees	Separate account nonguaranteed	Total	% of Total

(1) Subjectto discretionary withdrawal :
a. With market value adjusted	$1	$-	$-	$1	0.05%
b. At book value less current surrender
charge of 5% or more	-	-	-	-	-%
c. At fair value	-	-	3	3	0.14%

d. Total with market adjustment or at fair value	1	-	3	4	0.19%
e. At book value without adjustment
(minimal or no charge or adjustment)	546	-	-	546	25.23%
(2) Notsubject to discretionary withdrawal	1,223	391	-	1,614	74.58%

(3) Total(gross: direct + assumed)	$1,770	$391	$3	$2,164	100.00%

(4) Reinsuranceceded	-	-	-	-

(5) Total(net)* (3) - (4)	$1,770	$391	$3	$2,164

(6) Amount included in B(1)b above that will move to B(1)e in the year after statement date:	$-	$-	$-	$-

* Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

C.    Deposit-Type Contracts (no life contingencies):

	December 31, 2020

(in millions)	General account	Separate account with guarantees	Separate account nonguaranteed	Total	% of Total

(1) Subjectto discretionary withdrawal :
a. With market value adjusted	$-	$-	$-	$-	-%
b. At book value less current surrender
charge of 5% or more	-	-	-	-	-%
c. At fair value	1	-	-	1	0.13%

d. Total with market adjustment or at fair value	1	-	-	1	0.13%
e. At book value without adjustment
(minimal or no charge or adjustment)	22	-	-	22	2.84%
(2) Notsubject to discretionary withdrawal	752	-	-	752	97.03%

(3) Total(gross: direct + assumed)	$775	$-	$-	$775	100.00%

(4) Reinsuranceceded	-	-	-	-

(5) Total(net)* (3) - (4)	$775	$-	$-	$775

(6) Amount included in C(1)b above that will move to C(1)e in the year after statement date:	$-	$-	$-	$-

* Represents annuity reserves reported in separate accounts liabilities.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Withdrawal characteristics of Life Actuarial Reserves as of December 31, 2020:

	December 31, 2020

	General Account			Separate Account - Nonguaranteed

(in millions)	Account value	Cash value	Reserve	Account value	Cash value	Reserve

A. Subject to discretionary withdrawal, surrender values, or policy loans:
(1) Term policies with cash value	$-	$6	$18	$-	$-	$-
(2) Universal life	1,280	1,267	1,321	-	-	-
(3) Universal life with secondary guarantees	143	125	625	-	-	-
(4) Indexed universal life	9	8	9	-	-	-
(5) Indexed universal life with secondary guarantees	31	19	44	-	-	-
(6) Indexed life	-	-	-	-	-	-
(7) Other permanent cash value life insurance	54	358	406	11	11	11
(8) Variable life	-	-	-	-	-	-
(9) Variable universal life	2	2	2	12	12	12
(10) Miscellaneous reserves	-	-	-	-	-	-

B. Not subject to discretionary withdrawal or no cash values
(1) Term policies without cash value	XXX	XXX	$1,021	XXX	XXX	$-
(2) Accidental death benefits	XXX	XXX	-	XXX	XXX	-
(3) Disability - active lives	XXX	XXX	2	XXX	XXX	-
(4) Disability - disabled lives	XXX	XXX	64	XXX	XXX	-
(5) Miscellaneous reserves	XXX	XXX	299	XXX	XXX	-

C. Total (gross: direct + assumed)	$1,519	$1,785	$3,811	$23	$23	$23

D. Reinsurance ceded	65	58	316	-	-	-

E. Total (net) (C) - (D)	$1,454	$1,727	$3,495	$23	$23	$23

11. SEPARATE ACCOUNTS

Separate Accounts

The separate accounts held by the Company consist primarily of variable life insurance policies and variable annuities. These contracts generally are non-guaranteed in nature such that the benefit is determined by the performance and/or market value of the investments held in the separate accounts. The net investment experience of the separate accounts is credited directly to the policyholder and can be positive or negative.

The separate accounts also include a funding agreement, which provides a stable value protection feature on the assets held within the account.

The Company does not engage in securities lending transactions within the separate accounts.

The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

The following table presents separate account assets by product or transaction:

	December 31, 2020		December 31, 2019
(in millions)	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)

Variable annuities	$4,328	$-	$4,014	$-
Variable life	23	-	20	-
Bank-owned life insurance - hybrid	-	-	594	-
Terminal funding	391	-	35	-

Total	$4,742	$-	$4,663	$-

Some separate account liabilities are guaranteed by the general account. To compensate the general account for the risks taken, the separate accounts pay risk charges to the general account.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

If claims were filed on all contracts, the current total maximum guarantee the general account would provide to the separate account as of December 31, 2020 and 2019 is $104 million and $27 million, respectively.

There was no separate account business seed money at December 31, 2020 and 2019.

The following table presents the risk charges paid by the separate accounts and the guarantees paid by the general account:

(in millions)	Risk Charge paid by the Separate Account	Guarantees Paid by the General Account

2020	$45	$-
2019	37	-
2018	30	-
2017	27	-
2016	30	1

The following table presents information regarding the separate accounts:

(in millions)	Indexed	Non-indexed Guarantee less than or equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

December 31, 2020
Premiums, considerations or deposits	$-	$-	$-	$595	$595

Reserves for accounts with assets at:
Market value	$-	$-	$-	$4,274	$4,274
Amortized costs	-	391	-	-	391

Total reserves	$-	$391	$-	$4,274	$4,665

By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$-	$391	$-	$-	$391
At market value	$-	$-	$-	$4,272	$4,272

Subtotal	-	391	-	4,272	4,663
Not subject to discretionary withdrawal	-	-	-	2	2

Total reserves	$-	$391	$-	$4,274	$4,665

December 31, 2019
Premiums, considerations or deposits	$-	$-	$-	$305	$305

Reserves for accounts with assets at:
Market value	$-	$-	$-	$4,564	$4,564

Total reserves	$-	$-	$-	$4,564	$4,564

By withdrawal characteristics:
At market value	$-	$-	$-	$3,970	$3,970

Subtotal	-	-	-	3,970	3,970
Not subject to discretionary withdrawal	-	-	-	594	594

Total reserves	$-	$-	$-	$4,564	$4,564

Reconciliation of Net Transfers to or from Separate Accounts

The following table presents a reconciliation of the net transfers to (from) separate accounts:

	Years ended December 31,
(in millions)	2020	2019	2018

Transfers to separate accounts	$595	$305	$380
Transfers from separate accounts	(209)	(204)	(169)

Net transfers to separate accounts	386	101	211
Reconciling adjustments:
Deposit-type contracts	-	-	-

Total reconciling adjustments	-	-	-

Transfers as reported in the Statutory Statements of Operations	$386	$101	$211

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

12. RESERVES FOR GUARANTEED POLICY BENEFITS AND ENHANCEMENTS

Variable annuity contracts may include certain contractually guaranteed benefits to the contract holder. These guaranteed features include GMDB that are payable in the event of death, and living benefits that are payable in the event of annuitization, or, in other instances, at specified dates during the accumulation period. Living benefits include guaranteed minimum withdrawal benefits (GMWB) and, to a lesser extent, guaranteed minimum accumulation benefits (GMAB), which are no longer offered. A variable annuity contract may include more than one type of guaranteed benefit feature; for example, it may have both a GMDB and a GMWB. However, a policyholder generally can only receive payout from one guaranteed feature on a contract containing a death benefit and a living benefit, i.e. the features are mutually exclusive. A policyholder cannot purchase more than one living benefit on one contract. The net amount at risk for each feature is calculated irrespective of the existence of other features; as a result, the net amount at risk for each feature is not additive to that of other features.

Reserves for GMDB and GMWB were included in the VACARVM reserves. Total reserves in excess of basic reserves were $214 million and $76 million at December 31, 2020 and 2019, respectively.

GMDB

Depending on the product, the GMDB feature may provide a death benefit of either (a) total deposits made to the contract less any partial withdrawals plus a minimum return or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary.

The net amount at risk, which represents the guaranteed benefit exposure in excess of the current account value if death claims were filed on all contracts related to GMDB, was $8 million and $8 million at December 31, 2020 and 2019, respectively.

GMWB

Certain of the Company’s variable annuity contracts offer optional GMWB. With a GMWB, the contract holder can monetize the excess of the guaranteed amount over the account value of the contract only through a series of withdrawals that do not exceed a specific percentage per year of the guaranteed amount. If, after the series of withdrawals, the account value is exhausted, the contract holder will receive a series of annuity payments equal to the remaining guaranteed amount, and, for lifetime GMWB products, the annuity payments continue as long as the covered person(s) are living.

The net amount at risk for GMWB represents the present value of minimum guaranteed withdrawal payments, in accordance with contract terms, in excess of account value. The net amount at risk related to these guarantees was $87 million and $19 million at December 31, 2020 and 2019, respectively. The Company uses derivative instruments and other financial instruments to mitigate a portion of the exposure that arises from GMWB.

13. PARTICIPATING POLICY CONTRACTS

Participating policy contracts entitle a policyholder to share in earnings through dividend payments. These contracts represented 13.2 percent and 14.9 percent of gross insurance in-force at December 31, 2020 and 2019, respectively. Policyholder dividends for the years ended December 31, 2020 and 2019 were not significant.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

14. PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

The following table presents the deferred and uncollected insurance premiums and annuity consideration (before deduction for amounts non-admitted):

	December 31, 2020		December 31, 2019
(in millions)	Gross	Net of Loading	Gross	Net of Loading
Ordinary new business	$-	$-	$2	$2
Ordinary renewal	15	51	8	45

Total	$15	$51	$10	$47

15. REINSURANCE

In the ordinary course of business, the Company utilizes internal and third-party reinsurance relationships to manage insurance risks and to facilitate capital management strategies. Long-duration reinsurance is effected principally under yearly renewable term treaties. Pools of highly-rated third party reinsurers are utilized to manage net amounts at risk in excess of retention limits. Reinsurance agreements do not relieve the Company of its direct obligations from its beneficiaries. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer fails to meet the obligations assumed under any reinsurance agreement. In addition, the Company assumes reinsurance from other insurance companies.

Reinsurance premiums assumed and reserves on reinsurance assumed were not significant in 2020, 2019 or 2018. Reinsurance premiums ceded in 2020, 2019 and 2018 were $210 million, $214 million and $5.3 billion, respectively. The reserve credit taken on reinsurance ceded was $334 million and $411 million at December 31, 2020 and 2019, respectively. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2020 and 2019, the Company’s reinsurance recoverables were $54 million and $43 million, respectively.

The NAIC Model Regulation “Valuation of Life Insurance Policies” (Regulation XXX) requires U.S. life insurers to establish additional statutory reserves for term life insurance policies with long-term premium guarantees and universal life policies with secondary guarantees (ULSGs). In addition, NAIC Actuarial Guideline 38 (Guideline AXXX) clarifies the application of Regulation XXX as to these guarantees, including certain ULSGs.

The Company manages the capital impact of statutory reserve requirements under Regulation XXX through intercompany reinsurance. The Company has a coinsurance/modified coinsurance agreement (the Co/Modco Agreement) with AIG Life of Bermuda, Ltd. (AIGB), an affiliated offshore life insurer. Under the Co/Modco Agreement, AIGB reinsures a 90 percent quota share of the Company’s net liability on term life contracts issued by the Company with issue dates on or after March 1, 2002 through August 1, 2009. AIGB is a Bermuda licensed insurer but is not licensed to transact insurance or reinsurance, nor is accredited as a reinsurer in the State of New York. At December 31, 2020 and 2019, the Company did not report any liabilities for unauthorized reinsurance, as the coinsurance reserves ($210 million and $264 million, respectively) ceded to AIGB were fully secured by letters of credit. These letters of credit, secured by AIGB for the benefit of the Company, contain applicable provisions required by NAIC SAP and are subject to reimbursement by AIG Parent in the event of a drawdown. In addition, there are certain terms and conditions regarding events of default, which if triggered by future AIG Parent events, would require the Company to pursue a variety of remedies to preserve the amount of the reserve credit. Pursuant to the modified coinsurance portion of the Co/Modco Agreement, the Company does not record a reserve credit since it retains, controls, and owns all assets held in relation to the modified coinsurance reserve.

The Co/Modco Agreement decreased the Company’s pre-tax earnings by $47 million, $42 million and $26 million in 2020, 2019 and 2018, respectively. The agreement is unlimited in duration, but was amended to terminate for new business issued on and after August 1, 2009.

No treaties with non-affiliated reinsurers were commuted in 2020, 2019 or 2018.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

In February 2018, the Company and its U.S. life insurance company affiliates, Variable Annuity Life Insurance Company and American General Life Insurance Company, each executed their respective Modified Coinsurance (ModCo) Agreements (The Agreements) with Fortitude Reinsurance Company, Ltd (FRL), (formerly DSA Reinsurance Company Limited), at the time a wholly owned AIG subsidiary and registered Class 4 and Class E reinsurer in Bermuda. The Agreements were effective as of January 1, 2017 in respect of certain closed blocks of business (including structured settlements and single premium immediate annuities). Fortitude Group Holdings, LLC (Fortitude Holdings) was formed by AIG to act as a holding company for FRL.

The initial consideration represented the book value of ModCo Assets held by the Company on behalf of FRL and was equal to the ModCo Reserves ceded at the effective date. While there was no net impact from the initial accounting as of the effective date, apart from a $39 million ceding commission, there was a significant offsetting impact on certain individual line items in the Summary of Operations.

Total returns on the ModCo Assets subsequent to the effective date inure to the benefit of FRL and are reported with the ModCo reserve adjustments. The Company received approximately $39 million of ceding commission at contract inception, which was primarily recognized directly in surplus.

The Company completed its initial settlement with FRL in June 2018 and settles all payable or receivable balances quarterly. The fourth quarter settlement of $1 million was paid in March 2021.

On November 13, 2018, AIG completed the sale of a 19.9 percent ownership interest in Fortitude Holdings to TC Group Cayman Investment Holdings, L.P. (TCG), an affiliate of The Carlyle Group L.P. Subsequent to this sale, Fortitude Holdings owns 100 percent of the outstanding common shares of FRL and AIG has an 80.1 percent ownership interest in Fortitude Holdings.

On November 25, 2019, AIG entered into a membership interest purchase agreement with Fortitude Holdings, The Carlyle Group L.P. (Carlyle), Carlyle FRL, L.P., an investment fund advised by an affiliate of Carlyle (Carlyle FRL), T&D United Capital Co., Ltd. (T&D) and T&D Holdings, Inc., pursuant to which, subject to the satisfaction or waiver of certain conditions set forth therein, Carlyle FRL will purchase from AIG a 51.6 percent ownership interest in Fortitude Holdings and T&D will purchase from AIG a 25 percent ownership interest in Fortitude Holdings. Upon closing of the Fortitude Sale, AIG will have a 3.5 percent ownership interest in Fortitude Holdings. Additional information about this transaction is set forth in AIG’s Parent 10-K for year ending December 31, 2019.

On June 2, 2020, AIG Parent completed the sale of a majority of the interests in Fortitude Group Holdings, LLC (Fortitude Holdings) to Carlyle FRL, L.P. (Carlyle FRL), an investment fund advised by an affiliate of The Carlyle Group Inc. (Carlyle), and T&D United Capital Co., Ltd. (T&D), a subsidiary of T&D Holdings, Inc., under the terms of a membership interest purchase agreement entered into on November 25, 2019 by and among AIG Parent, Fortitude Holdings, Carlyle FRL, Carlyle, T&D and T&D Holdings, Inc. (the Majority Interest Fortitude Sale). AIG Parent established Fortitude Reinsurance Company Ltd. (Fortitude Re), a wholly owned subsidiary of Fortitude Holdings, in 2018 in a series of reinsurance transactions related to AIG Parent’s Legacy Portfolio. As of December 31, 2020, approximately $30.5 billion of reserves from AIG’s Parent’s Legacy Life and Retirement Run-Off Lines and approximately $4.1 billion of reserves from AIG’ Parent’s Legacy General Insurance Run-Off Lines, related to business written by multiple wholly-owned AIG subsidiaries, had been ceded to Fortitude Re under these reinsurance transactions. As of closing of the Majority Interest Fortitude Sale, these reinsurance transactions are no longer considered affiliated transactions and Fortitude Re is the reinsurer of the majority of AIG Parent’s Legacy Portfolio. As these reinsurance transactions are structured as modified coinsurance and loss portfolio transfers with funds withheld, following the closing of the Majority Interest Fortitude Sale, AIG Parent continues to reflect the invested assets, which consist mostly of available for sale securities, supporting Fortitude Re’s obligations, in AIG’ Parent’s financial statements.

Following closing, AIG contributed $700 million of the proceeds of the Majority Interest Fortitude Sale to certain of its General Insurance subsidiaries and $135 million of the proceeds of the Majority Interest Fortitude Sale to The United States Life Insurance Company in the City of New York. AIG retained $615 million of the proceeds it had previously expected to contribute to certain of its Life and Retirement subsidiaries; as a result of the lower contribution, AIG received reduced dividend distributions from its Life and Retirement subsidiaries in 2020 compared to its original plan.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Effective as of July 1, 2020, the Company executed a First Amendment to the Amended and Restated Modified Coinsurance Agreement with Fortitude Reinsurance Company, Ltd. (“Fortitude”) (the “Amended Modco”) pursuant to which additional business was ceded by the Company to Fortitude.

The table below presents the impact of the execution of the ModCo Agreement in February 2018 with an effective date of January 1, 2017, by line item in the Company’s statements of assets, liabilities, surplus and other funds and on the summary of operations:

				Balance as of December 31, 2020
Statutory Statements of Assets, Liabilities and Capital and Surplus

Funds withheld				$1

Increase (Decrease) (in millions)	Initial Accounting	As of the Years Ended December 31, 2019, 2018 and 2017	Total Reported at December 31, 2019	As of and Year Ended December 31, 2020
Statutory Statement of Operations

Premiums and annuity considerations	$(5,086)	$(47)	$(5,133)	$(32)
Commissions and expense allowances	8	21	29	7
Reserve adjustments on reinsurance ceded	5,086	(846)	4,240	(328)

Total revenues	8	(872)	(864)	(353)

Death benefits	-	(81)	(81)	(29)
Annuity benefits	-	(825)	(825)	(269)
Surrender benefits	-	(58)	(58)	(15)
Other benefits	-	(91)	(91)	(26)

Total benefits and expenses	-	(1,055)	(1,055)	(339)

Net gain from operations before dividends to policyholders and federal income taxes	8	183	191	(14)
Dividends to policyholders	-	(3)	(3)	(1)

Net gain from operations after dividends to policyholders and before federal income taxes	$8	$186	$194	$(13)

16. FEDERAL INCOME TAXES

Recent U.S. Tax Law Changes

On December 22, 2017, the United States enacted Public Law 115-97, known as the Tax Cuts and Jobs Act (“the Tax Act”). The Tax Act reduced the statutory rate of U.S. federal corporate income tax to 21 percent and enacted numerous other changes impacting the Company.

The Tax Act includes provisions for Global Intangible Low-Taxed Income (“GILTI”), under which taxes on foreign income are imposed on the excess of a deemed return on tangible assets of foreign corporations and for Base Erosion and Anti-Abuse Tax (“BEAT”), under which taxes are imposed on certain base eroding payments to affiliated foreign companies. While the U.S. tax authorities issued formal guidance, including recently issued proposed and final regulations for BEAT and other provisions of the Tax Act, there are still certain aspects of the Tax Act that remain unclear and subject to substantial uncertainties. Additional guidance is expected in future periods. Such guidance may result in changes to the interpretations and assumptions we made and actions we may take, which may impact amounts recorded with respect to international provisions of the Tax Act, possibly materially. Consistent with accounting guidance, we treat BEAT as a period tax charge in the period the tax is incurred and have made an accounting policy election to treat GILTI taxes in a similar manner. No provision for income tax related to GILTI or BEAT was recorded as of December 31, 2020.

On March 27, 2020, the U.S. enacted the Coronavirus Aid, Relief, and Economic Security (“CARES”) Act to mitigate the economic impacts of the COVID-19 crisis. The tax provisions of the CARES Act have not had and are currently not expected to have a material impact on the Company’s U.S. federal tax liabilities.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the components of the net deferred tax assets and liabilities:

	December 31, 2020			December 31, 2019			Change

(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTA	$648	$114	$762	$633	$95	$728	$15	$19	$34
Statutory valuation allowance adjustment	-	-	-	-	-	-	-	-	-
Adjusted gross DTA	648	114	762	633	95	728	15	19	34
DTA non-admitted	465	114	579	452	95	547	13	19	32
Net admitted DTA	183	-	183	181	-	181	2	-	2
DTL	66	-	66	75	-	75	(9)	-	(9)
Total	$117	$-	$117	$106	$-	$106	$11	$-	$11

The following table presents the ordinary and capital DTA admitted assets as the result of the application of SSAP 101:

	December 31, 2020			December 31, 2019			Change

(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission calculation components SSAP 101
Federal income taxes paid in prior years recoverable through loss carry backs	$-	$-	$-	$-	$-	$-	$-	$-	$-
Adjusted gross DTA expected to be realized (excluding amount of DTA from above) after application of the threshold limitation	117	-	117	106	-	106	11	-	11
1. Adjusted gross DTA expected to be realized following the reporting date	117	-	117	106	-	106	11	-	11
2. Adjusted gross DTA allowed per limitation threshold	-	-	316	-	-	292	-	-	24
Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	66	-	66	75	-	75	(9)	-	(9)
DTA admitted as the result of application of SSAP 101	$183	$-	$183	$181	$-	$181	$2	$-	$2

The following table presents the ratio percentage and amount of adjusted capital to determine the recovery period and threshold limitation amount:

	Years ended December 31,
($ in millions)	2020	2019
Ratio percentage used to determine recovery period and threshold limitation amount	920%	788%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation amount	$2,105	$1,946

The Company has no tax planning strategies used in the determination of adjusted gross DTA’s or net admitted DTA’s.

The Company’s planning strategy does not include the use of reinsurance.

The Company is not aware of any significant DTLs that are not recognized in the statutory financial statements.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following tables present the major components of the current income tax expense and net deferred tax assets (liabilities):

	Years Ended December 31,
(in millions)	2020	2019	2018
Current income tax expense
Federal	$51	$147	$73
Federal income tax on net capital gains (losses)	60	23	(10)
Federal income tax incurred	$111	$170	$63

	Years Ended December 31,
(in millions)	2020	2019	Change
Deferred tax assets:
Ordinary:
Policyholder reserves	$524	$531	$(7)
Investments	1	1	-
Deferred acquisition costs	109	85	24
Fixed assets	5	5	-
Tax credit carryforward	1	1	-
Other (including items less than 5% of total ordinary tax assets)	8	10	(2)
Subtotal	648	633	15
Non-admitted	465	452	13
Admitted ordinary deferred tax assets	183	181	2
Capital:
Investments	114	95	19
Real estate	-	-	-
Subtotal	114	95	19
Statutory valuation allowance adjustment	-	-	-
Non-admitted	114	95	19
Admitted capital deferred tax assets	-	-	-
Admitted deferred tax assets	183	181	2
Deferred tax liabilities:
Ordinary:
Deferred and uncollected premium	15	15	-
Policyholder reserves	51	60	(9)
Deferred tax liabilities	66	75	(9)
Net deferred tax assets	$117	$106	$11

The change in net deferred income taxes is comprised of the following (this analysis is exclusive of non-admitted assets as the change in non-admitted assets and the change in net deferred income taxes are reported in separate components of capital and surplus):

	Years Ended December 31,
(in millions)	2020	2019	Change
Total adjusted deferred tax assets	$762	$728	$34
Total deferred tax liabilities	66	75	(9)
Net adjusted deferred tax assets	$696	$653	43
Tax effect of unrealized capital gains (losses)			(9)
Change in net deferred income tax			$34

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The provision for incurred federal taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents the significant items causing this difference:

	December 31, 2020		December 31, 2019		December 31, 2018
(in millions)	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
Income tax expense at applicable rate	$76	21.0%	$89	21.0%	$(37)	21.0%
Change in valuation adjustment	-	-	(16)	(3.8)	16	(9.0)
Surplus adjustments	(5)	(1.3)	(3)	(0.7)	13	(7.1)
Prior year return true-ups and adjustments	(1)	(0.3)	-	-	(11)	5.9
Amortization of interest maintenance reserve	9	2.5	4	1.0	(7)	4.0
Change in non-admitted assets	(1)	(0.3)	(3)	(0.7)	3	(1.6)
Dividend received deduction	(1)	(0.3)	(2)	(0.4)	(2)	0.6
Statutory income tax expense	$77	21.3%	$69	16.4%	$(25)	13.8%

Federal income taxes incurred	$111	30.5%	$170	40.2%	$63	(35.8)%
Change in net deferred income taxes	(34)	(9.2)	(101)	(23.8)	(88)	49.6
Statutory income tax expense	$77	21.3%	$69	16.4%	$(25)	13.8%

At December 31, 2020, the Company’s foreign tax credits carry forward for 2020 through 2024 totaled less than $1 million.

At December 31, 2020, the Company had no operating loss carry forwards or capital loss carry forwards.

At December 31, 2020, the Company had less than $1 million of general business credit carry forwards.

At December 31, 2020, the Company had no charitable contribution carry forwards.

The following table presents income tax incurred that is available for recoupment in the event of future net losses:

(in millions) December 31,	Capital
2018	$-
2019	48
2020	70
Total	$118

In general, realization of DTAs depends on a company’s ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. In accordance with the requirements established in SSAP 101, the Company assessed its ability to realize DTAs of $762 million and concluded that no valuation allowance was required at December 31, 2020. Similarly, the Company assessed its ability to realize DTAs of $728 million and concluded that no valuation allowance was required at December 31, 2019.

The Company had no deposits admitted under Internal Revenue Code Section 6603.

The following table presents a reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits, excluding interest and penalties:

Years Ended December 31,
(in millions)	2020	2019
Gross unrecognized tax benefits at beginning of year	$-	$-
Increases in tax position for prior years	-	-
Decreases in tax position for prior years	-	-
Gross unrecognized tax benefits at end of year	$-	$-

As of December 31, 2020 and 2019, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were less than $1 million, for both years.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Interest and penalties related to unrecognized tax benefits are recognized in income tax expenses. At both December 31, 2020 and 2019, the Company had accrued less than $1 million for the payment of interest (net of federal benefit) and penalties. In 2020, 2019 and 2018, the Company recognized an expense of less than $1 million, net of federal benefit, and penalties.

The Company regularly evaluates proposed adjustments by taxing authorities. At December 31, 2020, such proposed adjustments would not have resulted in a material change to the Company’s financial condition, although it is possible that the effect could be material to the Company’s results of operations for an individual reporting period. Although it is reasonably possible that a change in the balance of unrecognized tax benefits may occur within the next twelve months, based on the information currently available, the Company does not expect any change to be material to its financial condition.

The Company is currently under Internal Revenue Service (IRS) examinations for the taxable years 2011-2013. Although the final outcome of possible issues raised in any future examination are uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements. The Company’s taxable years 2007-2019 remain subject to examination by major tax jurisdictions.

The Company is not subject to the repatriation transition tax for the year ended December 31, 2020.

Alternative Minimum Tax Credit

(in millions)	2020
(1) Gross AMT Credit Recognized as:
a. Current year recoverable	$-
b. Deferred tax asset (DTA)	-

(2) Beginning balance of AMT credit carryforward	$-
(3) Amounts recovered	-
(4) Adjustments	-
(5) Ending Balance of AMT credit carryforward (5=2-3-4)	-
(6) Reduction for sequestration	-
(7) Nonadmitted by reporting entity	-
(8) Reporting entity ending balance (8=5-6-7)	$-

The Company joins in the filing of a consolidated federal income tax return with AIG Parent.

The Company has a written agreement with AIG Parent under which each subsidiary agrees to pay AIG Parent an amount equal to the consolidated federal income tax expense multiplied by the ratio that the subsidiary’s separate return tax liability bears to the consolidated tax liability, plus one hundred percent of the excess of the subsidiary’s separate return tax liability over the allocated consolidated tax liability. AIG Parent agrees to pay each subsidiary for the tax benefits, if any, of net operating losses, net capital losses and tax credits which are not usable by the subsidiary but which are used by other members of the consolidated group.

The following table lists those companies that form part of the 2020 AIG consolidated federal tax return:

Company	Company	Company	Company	Company
A.I. Credit Corp.	AGC Life Insurance Company	AGL Loan Investments Corporation	AGLIC Investments Bermuda Limited	AH SLP 1094 San Lucas, LLC

AH SubGP 1000 Woodwind Lakes, LLC	AH SubGP 1007 Highland Meadow, LLC	AH SubGP 1020 Collingham, LLC	AH SubGP 1045 Montgomery, LLC	AH SubGP 1098 Green Pines, LLC

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Company	Company	Company	Company	Company

AH SubGP 1158 Flat Iron, LLC	AH SubGP 1170 Palms at Vero Beach, LLC	AH SubGP 1212 Painted Desert, LLC	AH SubGP 1248 North Vista, LLC	AH SubGP 1263 West Virginia, LLC

AH SubGP 1384 Woodglen, LLC	AH SubGP 1433 Magnolia, LLC	AH SubGP 1450 Timber, LLC	AH SubGP 1470 Palmetto, LLC	AH SubGP 1480 Eastmont Senior, LLC

AH SubGP 1535 Hunter’s Run, LLC	AH SubGP 1548 Walnut, LLC	AH SubGP 1551 Spanish Creek, LLC	AH SubGP 1597 Broadmoor, LLC	AH SubGP 1600 Rainer, LLC

AH SubGP 1631 Broadway, LLC	AH SubGP 1694 Sonoma, LLC	AH SubGP 245 Garland, LLC	AH SubGP 479 Sunrise, LLC	AH SubGP 516 Merrilltown, LLC

AH SubGP 641 McKinney Apartments, LLC	AH SubGP 665 Salinas Bay, LLC	AH SubGP 693 Parkland Pointe, LLC	AH SubGP 716 Villas of Mission Bend, LLC	AH SubGP 759 Parker Commons, LLC

AH SubGP 785 Mayfield, LLC	AH SubGP 787 North Knoll, LLC	AH SubGP 835 Whispering, LLC	AH SubGP 842 Huebner, LLC	AH SubGP 911 Mainland, LLC

AH SubGP 929 Collinwood, LLC	AH SubGP 936 Emmaus, LLC	AH SubGP 997 Maxey, LLC	AH SubGP Crestview Duplexes, LLC	AH SubGP GAG Gandolf, LLC

AH SubGP MDL, LLC	AIG Aerospace Adjustment Services, Inc.	AIG Aerospace Insurance Services, Inc.	AIG Asset Management (U.S.), LLC	AIG Asset Management EU CLO, LLC

AIG Assurance Company	AIG BG Holdings LLC	AIG Capital Corporation	AIG Capital Services, Inc.	AIG Claims, Inc.

AIG Commercial Equipment Finance, Inc.	AIG Consumer Finance Group, Inc.	AIG Credit (Europe) Corporation	AIG Credit Corp.	AIG Direct Insurance Services, Inc.

AIG Employee Services, Inc.	AIG FCOE, Inc.	AIG Federal Savings Bank	AIG Financial Products Corp.	AIG Fund Services, Inc.

AIG G5, Inc.	AIG Global Asset Management Holdings Corp.	AIG Global Capital Markets Securities, LLC	AIG Global Real Estate Investment Corp.	AIG Insurance Management Services, Inc.

AIG International Inc.	AIG Kirkwood, Inc.	AIG Korean Real Estate Development YH	AIG Life Holdings, Inc.	AIG Life of Bermuda, Ltd.

AIG Markets, Inc.	AIG Matched Funding Corp.	AIG Mortgage Capital, LLC	AIG North America, Inc.	AIG Partnership Holdings Corp.

AIG PC Global Services Inc.	AIG Procurement Services, Inc.	AIG Property Casualty Company	AIG Property Casualty U.S., Inc.	AIG Property Casualty, Inc.

AIG Realty, Inc.	AIG Securities Lending Corp.	AIG Shared Services	AIG Shared Services Corporation	AIG Specialty Insurance Company

AIG Spring Ridge I, Inc.	AIG Technologies, Inc.	AIG Technologies, Inc. (U.K. branch)	AIG Travel, Inc.	AIG Warranty Services of Florida, Inc.

AIG Warranty Services, Inc.	AIG WarrantyGuard, Inc.	AIG.COM, Inc.	AIG-FP Capital Preservation Corp.	AIG-FP Matched Funding Corp.

AIG-FP Pinestead Holdings Corp.	AIGGRE Dakota Springs Investor LLC	AIGGRE DC Ballpark Investor, LLC	AIGGRE Europe Real Estate Fund I	AIGGRE Livermore Longfellow Investor LLC

AIGGRE Market Street II LLC	AIGGRE North Getty Investor LLC	AIGGRE U.S. Real Estate Fund I	AIGGRE U.S. Real Estate Fund II	AIGGRE U.S. Real Estate Fund II GP, LLC

AIGGRE U.S. Real Estate Fund III	AIGGRE VISTA, LLC	AIGT Inc. Hong Kong Branch	AIU Insurance Company	Akita, Inc.

Alabaster Capital LLC	AlphaCat Capital Inc.	AM Holdings LLC	American Athletic Club, Inc.	American General Annuity Service Corporation

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Company	Company	Company	Company	Company

American General Assignment	American General Assignment Corporation	American General Insurance Agency, Inc.	American General Life Insurance Company	American General Life Services Company, LLC

American General Realty	American Home Assurance Company	American International Facilities Management	American International Group, Inc.	American International Realty Corporation

American International Reinsurance	Applewood Funding Corp.	Arthur J. Glatfelter Agency, Inc.	Barnegat Funding Corp.	Blackboard Customer Care Insurance Services

Blackboard Insurance Company	Blackboard Services, LLC	Blackboard Specialty Insurance Company	Blackboard U.S. Holdings, Inc.	CAP Investor 1, LLC

CAP Investor 2, LLC	CAP Investor 4, LLC	CAP Investor 5, LLC	CAP Investor 8, LLC	CAP Investor 10, LLC

CAP Investor 14, LLC	Charleston Bay SAHP Corp.	Commerce and Industry Insurance Company	Connective Mortgage Advisory Company	Crop Risk Services, Inc.

Crossings SAHP Corp.	Design Professionals Association	DIL/SAHP Corp.	DSA P&C Solutions, Inc.	Eaglestone Reinsurance Company

Eastgreen, Inc.	First Principles Capital Management, LLC	Forest SAHP Corp.	Fortitude Group Holdings, LLC	Fortitude Group Services, Inc.

Fortitude Life & Annuity Solutions, Inc.	Fortitude Re Investments, LLC	Fortitude Reinsurance Company, Ltd.	Foundry Insurance Agency, Inc.	GIG of Missouri, Inc.

GIG Reinsurance Company, Ltd.	Glatfelter Claims Management, Inc.	Glatfelter Properties, LLC	Glatfelter Underwriting Services, Inc.	Grand Savannah SAHP Corp.

Granite State Insurance Company	Health Direct, Inc.	Illinois National Insurance Co.	Integrated Manufacturing Companies, Inc.	Knickerbocker Corporation

LBMA Equipment Services, Inc.	Lexington Insurance Company	Lexington Specialty Insurance Agency, Inc.	Livetravel, Inc.	LSTREET I, LLC

LSTREET II, LLC	MG Reinsurance Limited	MIP Mezzanine, LLC	MIP PE Holdings, LLC	Morefar Marketing, Inc.

Mt. Mansfield Company, Inc.	National Union Fire Insurance	National Union Fire Insurance Company	New Hampshire Insurance Company	PCG 2019 Corporate Member Limited

Pearce & Pearce, Inc.	Pine Street Real Estate Holdings Corp.	Prairie SAHP Corp.	Raptor Funding Corp.	Rialto Melbourne Investor LLC

Risk Specialists Companies	SA Affordable Housing, LLC	SA Investment Group, Inc.	SA SubGP 1000 Woodwind Lakes, LLC	SAAHP GP Corp.

SAFG Retirement Services, Inc.	SAHP GA III - SC LLC	SAI Deferred Compensation Holdings, Inc.	Sandstone (2016) Ltd.	SCSP Corp.

Service Net Solutions of Florida, LLC	Service Net Warranty, LLC	SLP Housing GPDNAC, LLC	SNW Insurance Agency, LLC	Spruce Peak Realty, LLC

Stowe Mountain Holdings, Inc.	Stratford Insurance Company	SubGen NT, Inc.	SunAmerica Affordable Housing Partners, Inc.	SunAmerica Asset Management, LLC

SunAmerica Fund Assets 104, LLC	SunAmerica Fund Assets 110, LLC	SunAmerica Fund Assets 112, LLC	SunAmerica Fund Assets 119, LLC	SunAmerica Fund Assets 150, LLC

SunAmerica Fund Assets 163, LLC	SunAmerica Fund Assets, LLC	SunAmerica Life Reinsurance Company	SunAmerica Retirement Markets, Inc.	Susquehanna Agents Alliance, LLC

The Glatfelter Agency, Inc.	The Insurance Company of the State of Pennsylvania	The United States Life Insurance Company of the City of New York	The Variable Annuity Life Insurance Company	Travel Guard Group, Inc.

Tudor Insurance Company	U G Corporation	VALIC Financial Advisors, Inc.	VALIC Retirement Services Company	Validus America, Inc.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Company	Company	Company	Company	Company

Validus Re Americas (New Jersey), Inc.	Validus Reaseguros, Inc.	Validus Services, Inc.	Validus Specialty Underwriting Services, Inc.	Validus Specialty, LLC

Volunteer Firemen’s Insurance Services, Inc.	Webatuck Corp.	Westco Claims Management Services, Inc.	Westco Insurance Managers, Inc.	Western World Insurance Company

Western World Insurance Group, Inc.

17. CAPITAL AND SURPLUS

RBC standards are designed to measure the adequacy of an insurer’s statutory capital and surplus in relation to the risks inherent in its business. The RBC standards consist of formulas that establish capital requirements relating to asset, insurance, business and interest rate risks. The standards are intended to help identify companies that are under-capitalized, and require specific regulatory actions in the event an insurer’s RBC is deficient. The RBC formula develops a risk-adjusted target level of adjusted statutory capital and surplus by applying certain factors to various asset, premium and reserve items. Higher factors are applied to more risky items and lower factors are applied to less risky items. Thus, the target level of statutory surplus varies not only because of the insurer’s size, but also on the risk profile of the insurer’s operations. At December 31, 2020, the Company exceeded RBC requirements that would require any regulatory action.

The Company is subject to New York State Business Corporation Law, which imposes restrictions on shareholder dividends. The maximum amount of dividends that can be paid by the Company without prior approval of the NYDFS in a calendar year is set forth in New York Insurance Law. With respect to 2020, the maximum amount of dividends that can be paid by us to the Parent without prior approval of the NYDFS is the lesser of: (1) 10 percent of the Company’s statutory surplus as regards policyholders as of the immediately preceding calendar year; or (2) statutory net gain from operations for the immediately preceding calendar year, not including realized capital gains. The maximum amount of dividends that can be paid to the Parent in the year 2021 without consent of the NYDFS is $102 million, which represents the net gain from operations of the Company at December 31, 2020.

Dividends are paid as determined by the Board of Directors and are noncumulative. The following table presents the dividends paid by the Company during 2020, 2019 and 2018:

Date	Type	Cash or Non-cash	Amount (in millions)
2020
March 27, 2020	Ordinary	Cash	$157

2018
June 26, 2018	Ordinary	Cash	$70
September 24, 2018	Ordinary	Cash	36
December 26, 2018	Ordinary	Cash	36

The Company paid no dividends to its Parent in 2019.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

18. RETIREMENT PLANS AND SHARE-BASED AND DEFERRED COMPENSATION PLANS

The Company does not directly sponsor any defined benefit or defined contribution plans and does not participate in any multi-employer plans.

Employee Retirement Plan

The Company’s employees participate in various AIG Parent-sponsored defined benefit pension and postretirement plans. AIG Parent, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans; its obligation results from AIG Parent’s allocation of the Company’s share of expenses from the plans based on participants’ earnings for the pension plans and on estimated claims less contributions from participants for the postretirement plans.

Effective January 1, 2016, the U.S. defined benefit pension plans were frozen. Consequently, these plans are closed to new participants and current participants no longer earn benefits. However, interest credits continue to accrue on the existing cash balance accounts and participants are continuing to accrue years of service for purposes of vesting and early retirement eligibility and subsidies as they continue to be employed by AIG Parent and its subsidiaries.

The following table presents information about employee-related costs (expense credits) allocated to the Company:

	Years ended December 31,
(in millions)	2020	2019	2018
Defined benefit plans	$(1)	$-	$(2)
Total	$(1)	$-	$(2)

Defined Contribution Plan

AIG Parent sponsors a 401(k) plan which provides for pre-tax salary reduction contributions by its U.S. employees. The Company made matching contributions of 100 percent of the first six percent of participant contributions, subject to IRS-imposed limitations.

Effective January 1, 2016, AIG Parent provides participants in the plan an additional fully vested, non-elective, non-discretionary employer contribution equal to three percent of the participant’s annual base compensation for the plan year, paid each pay period regardless of whether the participant currently contributes to the plan, and subject to the IRS-imposed limitations.

The Company’s pre-tax expenses associated with this plan were $3 million, $4 million and $3 million in 2020, 2019 and 2018, respectively.

Share-based and Deferred Compensation Plans

AIG sponsors Long Term Incentive Plans (“LTIP”) that provide for annual awards to certain employees, including senior executive officers and other highly compensated employees that may be a combination of one or more of the following units: performance share units (“PSUs”), restricted stock units (“RSUs”), or stock options.

The number of PSUs issued on the grant date (the target) provides the opportunity for the LTIP participant to receive shares of AIG Common Stock based on AIG achieving specified performance goals at the end of a three-year performance period. These performance goals are pre-established by AIG’s Compensation and Management Resources Committee for each annual grant and may differ from year to year. The actual number of PSUs earned can vary from zero to 200 percent of the target for the 2020, 2019 and 2018 awards, depending on AIG’s performance relative to a specified peer group and/or the outcome of pre-established financial goals, as applicable. RSUs and stock options are earned based on continued service by the participant.

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Vesting occurs on January 1 of the year immediately following the end of the three-year performance period. For awards granted prior to 2017, vesting occurs in three equal installments beginning on January 1 of the year immediately following the end of a performance period and January 1 of each of the next two years. Recipients must be employed at each vesting date to be entitled to share delivery, except upon the occurrence of an accelerated vesting event, such as an involuntary termination without cause, disability, retirement eligibility or death during the vesting period.

LTI awards accrue dividend equivalent units (“DEUs”) in the form of additional PSUs and/or RSUs whenever a cash dividend is declared on shares of AIG Common Stock; the DEUs are subject to the same vesting terms and conditions as the underlying unit.

The Company receives an allocation from AIG for these expenses. The Company recognized compensation expenses of $2 million, $3 million and $3 million as of December 31, 2020, 2019 and 2018, respectively, based on the value of AIG’s common stock on the date of grant of which all was recharged to related parties.

Modification of LTI Awards

During the third quarter of 2019, the Company added a modifier to the 2019 performance share units awarded to certain senior executives to cap payout at 100 percent of target if our total shareholder return for the three-year performance period is below peer median. The Company did not recognize any incremental compensation expense as a result of this modification. During the third quarter of 2020, the Company reduced the performance goals from three to two metrics for the 2018 LTI and 2019 LTI awards for certain PSU recipients.

19. DEBT

The Company is a member of the FHLB of New York.

Membership with the FHLB provides the Company with collateralized borrowing opportunities, primarily as an additional source of liquidity or for other uses deemed appropriate by management. The Company’s ownership in the FHLB stock is reported as common stock. Pursuant to the membership terms, the Company elected to pledge such stock to the FHLB as collateral for the Company’s obligations under agreements entered into with the FHLB.

Cash advances obtained from the FHLB are reported in and accounted for as borrowed money. The Company may periodically obtain cash advances on a same-day basis, up to a limit determined by management and applicable laws. The Company is required to pledge certain mortgage-backed securities, government and agency securities and other qualifying assets to secure advances obtained from the FHLB. To provide adequate collateral for potential advances, the Company has pledged securities to the FHLB in excess of outstanding borrowings. Upon any event of default by the Company, the recovery by the FHLB would generally be limited to the amount of the Company’s liability under advances borrowed. The Company’s net borrowing capacity as of December 31, 2020 is $424 million.

The following table presents the aggregate carrying value of stock held with FHLB of New York and the classification of the stock:

	December 31,
(in millions)	2020	2019
Membership stock - Class B	$8	$8
Activity stock	11	5
Total	$19	$13

Actual or estimated borrowing capacity as determined by the insurer	$665	$884

The Company did not hold any Class A or Excess Stock at December 31, 2020 or 2019.

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the amount of collateral pledged, including FHLB common stock held, to secure advances from the FHLB:

	December 31, 2020		December 31, 2019
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Amount pledged	$518	$560	$360	$379

Maximum amount pledged during reporting period	$545	$565	$373	$385

The Company’s borrowing capacity determined quarterly based upon the borrowing limit imposed by statute in the state of domicile.

The following table presents the outstanding funding agreements and maximum borrowings from the FHLB:

	December 31,
(in millions)	2020	2019
Amount outstanding	$240	$117

Maximum amount borrowed during reporting period	$240	$142

While the funding agreements are presented herein to show all amounts received from FHLB, the funding agreements are treated as deposit-type contracts, consistent with the other funding agreements for which the Company’s intent is to earn a spread and not to fund operations. The Company had no debt outstanding with the FHLB at December 31, 2020 or 2019.

The following table reflects the principal amounts of the funding agreements issued to the FHLB:

(in millions)
Funding Agreements	Date Issued	Amounts
5-year fixed rate	February 25, 2020	$124
5-year fixed rate	April 5, 2019	42
5-year fixed rate	April 16, 2019	52
6-year fixed rate	July 15, 2019	23

20. COMMITMENTS AND CONTINGENCIES

Commitments

The Company had commitments to provide funding to various limited partnerships totaling $576 million and $737 million at December 31, 2020 and 2019, respectively. The commitments to invest in limited partnerships and other funds are called at the discretion of each fund, as needed and subject to the provisions of such fund’s governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund. Of the total commitments at December 31, 2020, $241 million are currently expected to expire in 2021 and the remainder by 2024, based on the expected life cycle of the related fund and the Company’s historical funding trends for such commitments.

At December 31, 2020 and 2019, the Company had $107 million and $245 million, respectively, of outstanding commitments related to various funding obligations associated with its investments in commercial mortgage loans. Of the total current commitments, $2 million are expected to expire in 2021 and the remainder by 2029, based on the expected life cycle of the related loans and the Company’s historical funding trends for such commitments.

The Company has various leases, substantially all of which are for office space and facilities. Rentals under financing leases, contingent rentals, future minimum rental commitments, and rental expense under operating leases are not material.

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Contingencies

Legal Matters

Various lawsuits against the Company have arisen in the ordinary course of business. The Company believes it is unlikely that contingent liabilities arising from such lawsuits will have a material adverse effect on the Company’s financial position, results of operations or cash flows.

Regulatory Matters

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments when an assessment is probable and can be reasonably estimated. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future guaranty fund assessments, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings.

The Company had $2 million of accrued liability at both December 31, 2020 and 2019, for these guarantee fund assessments. The Company has recorded receivables of $2 million and $2 million at December 31, 2020 and 2019, respectively, for expected recoveries against the payment of future premium taxes.

During 2020 and 2019, the Company wrote accident and health insurance premiums that were subject to the risk-sharing provisions of the Affordable Care Act (ACA). However, the Company had no balances for the risk corridors program due to exclusion from the program. There was no financial impact of risk-sharing provisions on assets, liabilities or operations, related to the Permanent ACA Risk Adjustment Program. In addition, there was no financial impact of risk-sharing provisions on assets and liabilities related to the Transitional ACA Reinsurance Program. Under this program, the Company has recorded an insignificant amount in reinsurance recoveries due to ACA Reinsurance payments.

Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations, and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations, investigations, or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

The Company provides products and services that are subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA), or the Internal Revenue Code of 1986, as amended (the Internal Revenue Code). Plans subject to ERISA include certain pension and profit sharing plans and welfare plans, including health, life and disability plans. As a result, the Company’s activities are subject to the restrictions imposed by ERISA and the Internal Revenue Code, including the requirement under ERISA that fiduciaries must perform their duties solely in the interests of ERISA plan participants and beneficiaries, and that, fiduciaries may not cause a covered plan to engage in certain prohibited transactions. The applicable provisions of ERISA and the Internal Revenue Code are subject to enforcement by the DOL, the Internal Revenue Service (IRS) and the Pension Benefit Guaranty Corporation.

The Company and its distributors are subject to laws and regulations regarding the standard of care applicable to sales of its products and the provision of advice to its customers. In recent years, many of these laws and regulations have been revised or reexamined while others have been newly adopted. The Company continues to closely follow these

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

legislative and regulatory activities. Changes in standard of care requirements or new standards issued by governmental authorities, such as the DOL, the SEC, the NAIC or state regulators and/or legislators, may affect the Company’s businesses, results of operations and financial condition. While the Company cannot predict the long-term impact of these legislative and regulatory developments on the Company’s business, the Company believes its diverse product offerings and distribution relationships position the Company to compete effectively in this evolving marketplace.

The SECURE Act (Setting Every Community Up for a Retirement Enhancement Act) includes a number of provisions aimed at increasing retirement savings, including repealing the maximum age for traditional IRA contributions, increasing the age for required minimum distributions from retirement accounts and incentivizing small businesses to start new retirement plans for employees. SECURE Act was signed into law as part of broader federal legislation on December 20, 2019, with many provisions effective January 1, 2020. Some of the changes in law made by the SECURE Act are complex and still require further regulatory guidance. We have implemented new processes and procedures, where needed, designed to comply with the new requirements.

21. RELATED PARTY TRANSACTIONS

Events Related to AIG Parent

On October 26, 2020, AIG announced its intention to separate its Life & Retirement business from AIG. No decisions have yet been made regarding the structure of the proposed initial disposition of up to a 19.9% interest in the Life and Retirement business. In addition, any separation transaction will be subject to the satisfaction of various conditions and approvals, including approval by the AIG Board of Directors, receipt of insurance and other required regulatory approvals, and satisfaction of any applicable requirements of the Securities and Exchange Commission. No assurance can be given regarding the form that a separation transaction may take or the specific terms or timing thereof, or that a separation will in fact occur. For further information regarding AIG’s announcement, please refer to AIG’s Form 10-K for the year ended December 31, 2020.

AIG Parent continues to execute initiatives focused on organizational simplification, operational efficiency, and business rationalization. In keeping with AIG’s broad and ongoing efforts to transform for long-term competitiveness, AIG Parent recognized restructuring costs of $435 million, $218 million and $395 million of pre-tax restructuring and other costs in 2020, 2019 and 2018, respectively, primarily comprised of employee severance charges.

CARES Act

On March 27, 2020, the U.S. enacted the Coronavirus Aid, Relief, and Economic Security (CARES) Act to mitigate the economic impacts of the COVID-19 crisis. This legislation contains multiple provisions, including some that provide greater access to assets held in tax-qualified retirement plans and IRAs for qualifying individuals, which have relevance to the products and services offered by the Company. The relief provided in the CARES Act includes, among others, temporary liberalization of access to distributions and loans, and loan repayment suspension, for eligible individuals in many defined contribution retirement plans; a waiver of the 10% additional tax on qualifying distributions which otherwise applies to early distributions (generally, prior to age 59 1⁄2) from retirement plans and IRAs; and a temporary waiver of required minimum distributions due to be taken in 2020 from retirement plans and IRAs. The Company has implemented an array of forms, processes and procedures to assist in making these provisions available to plan sponsors, plan participants and IRA owners. All of these temporary provisions expired by the end of 2020. Any additional liberalization would require enactment of new legislation.

COVID-19

The impact of COVID-19 crisis is evolving rapidly and will depend upon the scope and duration of the crisis as well as the actions taken by governments, regulators and other third parties in response, all of which are highly uncertain at this time. Please refer to AIG’s Form 10-K for the year ended December 31, 2020, for additional information regarding the impact of this event on AIG and its businesses.

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Specific to AIG’s Life & Retirement segment, which includes the Company’s businesses, the most significant impacts relating to COVID-19 have been the impact of interest rate and equity market levels on spread and fee income, and adverse mortality. Additionally, we have a diverse investment portfolio with material exposures to various forms of credit risk. Because of the far reaching economic impacts of COVID-19, it is likely that there will be continued impact on the value of the portfolio; however, at this point in time, uncertainty surrounding the duration and severity of the COVID-19 crisis make the short-term or long-term financial impact difficult to quantify. Our management is actively monitoring the Company’s claims activity and evaluating the potential direct and indirect impacts that COVID-19 may have on the Company’s businesses, operations and investments (including resulting from accommodations if any we may provide to our clients during this crisis).

Additional information on AIG Parent is publicly available in AIG Parent’s regulatory filings with the SEC, which can be found at www.sec.gov. Information regarding AIG Parent as described herein is qualified by regulatory filings AIG Parent files from time to time with the SEC.

Affiliate Transactions

During the year ended December 31, 2020, the Company purchased or sold securities, at fair market value, from or to one or more of its affiliates in the ordinary course of business. For additional information regarding purchase and sale transactions involving the Company with an affiliate, please refer to the Company’s Annual Registration Statement and monthly amendments filed with the NYDFS.

On June 2, 2020, in connection with AIG Parent’s completion of the sale of a majority of the interests in Fortitude Group Holdings, LLC, the Company executed an Amended and Restated Modified Coinsurance Agreement (the “Amended and Restated Modco”) with Fortitude Reinsurance Company, Ltd. (“Fortitude”) with an effective date of June 1, 2020. Fortitude is a wholly owned subsidiary of Fortitude Group Holdings, LLC. The Amended and Restated Modco amends and restates the Modified Coinsurance Agreement previously executed by the Company with Fortitude in February 2018. Following AIG Parent’s completion of the aforementioned sale, Fortitude is no longer an affiliate of the Company.

In June 2020, the Company received a pass-through Capital Contribution from AGC Life in the amount of $135 million in connection with AIG Parent’s sale of a majority of the interests in Fortitude Group Holdings, LLC (Fortitude Holdings) to Carlyle FRL, L.P.

In January 2019, USL and several of its U.S. insurance company affiliates established AIGGRE U.S. Real Estate Fund III, LP (“U.S. Fund III”), a real estate investment fund managed by AIGGRE. At the closing of U.S. Fund III on January 2, 2019, the Company made a capital commitment to the fund of up to $120 million, which represents an approximately 8% equity interest in the fund. In connection with the closing of U.S. Fund III, the Company contributed to the fund its interests in certain real estate equity investments with an aggregate fair value of approximately $31 million and received a cash payment of approximately $12 million. In December 2020, USL and several of its U.S. insurance company affiliates sold a portion of their equity interests in U.S. Fund III to third parties. USL sold equity interests in the fund representing approximately 2% of Fund III to the third parties for a purchase price of approximately $16 million. At the close of the sale to the third parties, a portion of the purchase price was paid in cash and the remainder is being paid based on the terms of loan agreements between USL and the third parties.

In March 2019, the Company and several of its U.S. insurance company affiliates established AIGGRE Europe Real Estate Fund II, LP (“Europe Fund II), a real estate investment fund managed by AIGGRE. In connection with the closing of Europe Fund II, the Company made a capital commitment to the fund of up to $39.6 million (representing an approximately 8.6% equity interest therein), and contributed to the fund the Company’s interests in certain real estate equity investments (with an aggregate fair value of approximately $8.7 million) and received a cash payment from the fund (approximately $5.6 million). The Company’s unfunded capital commitment to Europe Fund II upon closing of the fund was approximately $36.5 million.

In 2018, the Company and several of its U.S. insurance company affiliates restructured their respective ownership interests in certain real estate equity investments previously originated by an affiliate, AIG Global Real Estate Investment Corp. (including its investment management affiliates, “AIGGRE”), by contributing such interests to three separate real estate investment funds managed by AIGGRE: AIGGRE U.S. Real Estate Fund I, LP (“U.S. Fund I”),

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

AIGGRE U.S. Real Estate Fund II, LP (“U.S. Fund II” and, together with U.S. Fund I, the “U.S. Funds”), and AIGGRE Europe Real Estate Fund I S.C.SP (“Europe Fund I”). The U.S. Funds each closed on November 1, 2018. In connection with the closing of U.S. Fund I, the Company made a capital commitment to the fund of up to $72 million (representing an approximately 6% equity interest therein), and contributed to the fund a combination of the Company’s interests in certain real estate equity investments (with an aggregate fair value of approximately $32.2 million) and cash (approximately $15.9 million). In connection with the closing of U.S. Fund II, the Company made a capital commitment to the fund of up to $135 million (representing approximately 5% equity interest therein) and contributed to the fund a combination of the Company’s interests in certain real estate equity investments (with an aggregate fair value of approximately $67.8 million) and cash (approximately $36.2 million). Further, Europe Fund I closed on November 2, 2018. In connection with the closing of Europe Fund I, the Company made a capital commitment to the fund of up to $26.1 million (representing an approximately 4% equity interest therein), and contributed to the fund a combination of the Company’s interests in certain real estate equity investments (with an aggregate fair value of approximately $12.9 million) and cash (approximately $4.2 million).

As a result of these transactions, the Company received equity in the Funds equaling the fair value of the assets transferred. The transfer is accounted for at fair value with any gain deferred until permanence of transfer of risk and rewards can be established. Any loss is recognized immediately, if any. The difference between the carrying value of the assets transferred and consideration received is recorded as a basis difference, which will be admitted subject to applicable limits and amortized over the duration of the Funds.

At December 31, 2020, the Company’s unfunded capital commitment to U.S. Fund I, U.S. Fund II, U.S Fund III, Europe Fund I and Europe Fund II were approximately $22.7 million, $18.6 million, $22.3 million, $8 million and $40.8 million, respectively.

At December 31, 2019, the Company’s unfunded capital commitment to U.S. Fund I, U.S. Fund II, U.S. Fund III, Europe Fund I and Europe Fund II were approximately $23.5 million, $20.9 million, $72.7 million, $7.3 million and $42.8 million, respectively.

At December 31, 2018, the Company’s unfunded capital commitment to U.S. Fund I, U.S. Fund II and Europe Fund I were approximately $23.7 million, $29.1 million and $11.9 million, respectively.

In February 2018, the Company executed a Modified Coinsurance (ModCo) Agreement with Fortitude Reinsurance Company, Ltd (FRL), (formerly DSA Reinsurance Company Limited), an AIG subsidiary and registered Class 4 and Class E reinsurer in Bermuda. See Note 15 for additional information regarding this reinsurance transaction.

Financing Agreements

On January 1, 2015, the Company and certain of its affiliates entered into a revolving loan facility with AIG Parent, in which the Company and each such affiliate can borrow monies from AIG Parent subject to certain terms and conditions. Principal amounts borrowed under this facility may be repaid and re-borrowed, in whole or in part, from time to time, without penalty. However, the total aggregate amount of loans borrowed by all borrowers under the facility cannot exceed $500 million. The loan facility also sets forth individual borrowing limits for each borrower, with the Company’s maximum borrowing limit being $500 million.

At December 31, 2020, the Company did not have any amounts outstanding under the facility.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Investments in Subsidiary, Controlled and Affiliated

The following table presents information regarding the Company’s investments in non-insurance SCA entities as of December 31, 2020:

(in millions)	Gross Amount	Non-admitted Amount	Admitted Asset Amount	Date of NAIC Filing
AIG LIFE FUNDS HLDGS LTD	$7	$-	$7	Not Applicable
AIGGRE Europe Real Estate Fund I S.C.SP	11	-	11	Not Applicable
AIGGRE Europe Real Estate Fund II LR Feeder, LLC	15	-	15	Not Applicable
AIGGRE U.S. Real Estate Fund I, LP	20	-	20	Not Applicable
AIGGRE U.S. Real Estate Fund II, LP	54	-	54	Not Applicable
AIGGRE U.S. Real Estate Fund III, LP	51	-	51	Not Applicable
Total	$158	$-	$158

Operating Agreements

The Company has investments in a Liquidity Pool in which funds are managed by an affiliate, AIG Parent Capital Management Corporation, in the amount of $157 million and $89 million at December 31, 2020 and 2019, respectively. These funds were reclassified in 2020 to cash equivalents from short-term investments per NAIC guidelines.

Pursuant to service and expense agreements, AIG Parent and certain affiliates provide, or cause to be provided, administrative, marketing, investment management, accounting, occupancy, and data processing services to the Company. The allocation of costs for services is based generally on estimated levels of usage, transactions or time incurred in providing the respective services. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. In all cases, billed amounts pursuant to these agreements do not exceed the cost to AIG Parent or the affiliate providing the service. The Company was charged $112 million, $123 million and $112 million under such agreements for the years ended December 31, 2020, 2019 and 2018, respectively.

Pursuant to an amended and restated investment advisory agreement, the majority of the Company’s invested assets are managed by an affiliate. The investment management fees incurred were $22 million, $19 million and $19 million for the years ended December 31, 2020, 2019 and 2018, respectively.

Other

The Company engages in structured settlement transactions, certain of which involve affiliated property and casualty insurers that are subsidiaries of AIG Parent. In a structured settlement arrangement, a property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity issued by the Company for the ultimate benefit of the claimant. In certain structured settlement arrangements, the affiliated property and casualty insurance company remains contingently liable for the payments to the claimant. In addition, the Company had liabilities for structured settlement transactions where the affiliated property and casualty insurers were no longer contingently liable for the payments to the claimant.

22. SUBSEQUENT EVENTS

Management considers events or transactions that occur after the reporting date, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosures. The Company has evaluated subsequent events through April 23, 2021, the date the financial statements were issued.

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

23. LOAN-BACKED AND STRUCTURED SECURITY IMPAIRMENTS

LBaSS

The following table presents the LBaSS held by the Company at December 31, 2020 for which it had recognized non-interest related OTTI subsequent to the adoption of SSAP 43R:

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
26545QAQ2	$12,388	$12,388	$-	$12,388	$23,953	03/31/2020
05990QAM5	2,984	2,984	-	2,984	2,414	03/31/2020
45254NKQ9	2,268	2,204	64	2,204	2,254	03/31/2020
43739EAB3	2,188	2,138	50	2,138	2,178	03/31/2020
05952DAB4	3,874	3,745	129	3,745	3,862	03/31/2020
75115VAA3	8,002	6,613	1,389	6,613	7,393	03/31/2020
92922FS25	4,401	4,213	188	4,213	4,019	03/31/2020
92927XAA2	9,313	9,265	48	9,265	8,180	03/31/2020
17307G6L7	3,078	2,946	132	2,946	2,854	03/31/2020
45668JAF3	4,729	4,676	53	4,676	4,137	03/31/2020
02660TDH3	2,306	2,249	57	2,249	2,175	03/31/2020
36297TAE2	674	668	6	668	670	03/31/2020
86361WAA9	6,445	6,291	154	6,291	6,188	03/31/2020
362257AC1	8,025	7,576	449	7,576	6,947	03/31/2020
92922FZK7	1,996	1,931	65	1,931	1,912	03/31/2020
25150WAA2	3,855	3,730	125	3,730	3,482	03/31/2020
74923CAE2	8,015	5,492	2,523	5,492	7,601	03/31/2020
32051GJ55	1,830	1,809	21	1,809	1,626	03/31/2020
007036LR5	2,636	2,600	36	2,600	2,407	03/31/2020
12669EF50	2,520	2,451	69	2,451	2,379	03/31/2020
86359BWR8	4,000	3,911	89	3,911	3,657	03/31/2020
41161PSJ3	30,366	29,074	1,292	29,074	29,524	03/31/2020
02150TAD2	822	797	25	797	802	03/31/2020
86358EZT6	4,726	4,631	95	4,631	4,618	03/31/2020
00441YAA0	5,143	5,030	113	5,030	5,128	03/31/2020
05946XSQ7	1,169	1,167	2	1,167	1,167	03/31/2020
362334AA2	7,564	7,412	152	7,412	7,126	03/31/2020
80556XAF4	17,815	17,507	308	17,507	17,345	03/31/2020
45254NPW1	2,859	2,792	67	2,792	2,840	03/31/2020
762010AC0	1,829	1,740	89	1,740	1,824	03/31/2020
74923XAA4	6,952	6,304	648	6,304	6,347	03/31/2020
68389FJZ8	18,153	17,655	498	17,655	17,571	03/31/2020
040104CT6	3,052	2,958	94	2,958	2,845	03/31/2020
22541QXQ0	120	-	120	-	-	03/31/2020
225458AQ1	486	484	2	484	482	03/31/2020
126680AB3	3,740	3,647	93	3,647	3,727	03/31/2020
89176EAC4	1,478	1,474	4	1,474	1,298	03/31/2020
23242GAD6	4,530	4,388	142	4,388	4,342	03/31/2020
64352VNZ0	3,129	3,012	117	3,012	2,854	03/31/2020
466286AA9	3,595	3,353	242	3,353	3,492	03/31/2020
75114GAA7	2,662	2,651	11	2,651	2,515	03/31/2020
12669FN25	2,827	2,770	57	2,770	2,702	03/31/2020
126670FC7	2,966	2,928	38	2,928	2,958	03/31/2020
03927NAE3	55	-	55	-	19	03/31/2020
12652CBE8	143	141	2	141	132	03/31/2020
69374JBU4	121	117	4	117	78	03/31/2020
69372XBS0	195	192	3	192	159	03/31/2020

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
69372XBQ4	$563	$556	$7	$556	$506	03/31/2020
69372XBT8	81	78	3	78	75	03/31/2020
69374XBQ2	705	698	7	698	602	03/31/2020
69374XBT6	93	90	3	90	83	03/31/2020
69375BBQ9	630	626	4	626	536	03/31/2020
69375BBT3	51	48	3	48	47	03/31/2020
693684BR2	963	945	18	945	804	03/31/2020
693684BU5	116	112	4	112	99	03/31/2020
525221GM3	5,663	5,547	116	5,547	5,613	03/31/2020
Quarterly Total	$230,889	$220,804	$10,085	$220,804	$230,548
3622MSAA0	$383	$369	$14	$369	$352	06/30/2020
126694LE6	2,456	2,425	31	2,425	2,322	06/30/2020
007036KG0	4,197	4,195	2	4,195	4,146	06/30/2020
76111XRR6	1,136	1,113	23	1,113	1,110	06/30/2020
126694DP0	5,219	5,149	70	5,149	5,034	06/30/2020
466247KK8	1,758	1,739	19	1,739	1,749	06/30/2020
05946XUE1	12,869	12,446	423	12,446	11,677	06/30/2020
41162DAF6	9,883	9,746	137	9,746	9,705	06/30/2020
16162WMD8	2,118	2,105	13	2,105	2,114	06/30/2020
74958TAK9	517	495	22	495	472	06/30/2020
45254TRP1	222	219	3	219	206	06/30/2020
Quarterly Total	$40,758	$40,001	$757	$40,001	$38,887
040104QN4	$18,921	$18,661	$260	$18,661	$18,846	09/30/2020
12544KAA1	10,202	9,953	249	9,953	9,366	09/30/2020
25151RAA2	2,767	2,743	24	2,743	2,548	09/30/2020
126694JS8	1,442	1,425	17	1,425	1,379	09/30/2020
05530VAA7	16,439	16,170	269	16,170	14,981	09/30/2020
855541AC2	5,913	5,602	311	5,602	5,695	09/30/2020
126694GF9	8,837	8,548	289	8,548	8,038	09/30/2020
863579B64	2,760	2,742	18	2,742	2,414	09/30/2020
878048AG2	252	236	16	236	244	09/30/2020
07387BFZ1	352	48	304	48	50	09/30/2020
69372XBR2	825	815	10	815	742	09/30/2020
69374XBS8	394	386	8	386	325	09/30/2020
69374XBR0	1,486	1,471	15	1,471	1,230	09/30/2020
69375BBS5	285	278	7	278	244	09/30/2020
69375BBR7	851	840	11	840	704	09/30/2020
693684BS0	1,483	1,472	11	1,472	1,202	09/30/2020
693684BT8	495	485	10	485	385	09/30/2020
Quarterly Total	$73,704	$71,875	$1,829	$71,875	$68,393
32051GPW9	$879	$879	$-	$879	$902	12/31/2020
59022HLP5	213	120	93	120	124	12/31/2020
46614KAB2	8,693	7,916	777	7,916	2,997	12/31/2020
16163LAA0	1,801	1,779	22	1,779	1,725	12/31/2020
92922FEC8	1,145	1,130	15	1,130	1,125	12/31/2020
86358EE69	3,562	3,562	-	3,562	3,897	12/31/2020
126694EK0	1,711	1,592	119	1,592	1,697	12/31/2020
12669EQ41	1,179	623	556	623	982	12/31/2020
94984NAA0	152	138	14	138	152	12/31/2020
50179MAH4	865	766	99	766	628	12/31/2020
69371VBH9	304	301	3	301	361	12/31/2020
693680BK5	102	100	2	100	157	12/31/2020
Quarterly Total	$20,606	$18,906	$1,700	$18,906	$14,747
		Year-end total	$14,371

Supplemental Information

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES

(in millions)	December 31, 2020
Investment income earned:
Government bonds	$13
Other bonds (unaffiliated)	867
Common stocks (unaffiliated)	1
Cash and short-term investments	5
Mortgage loans	143
Contract loans	10
Other invested assets	48
Derivative instruments	(13)
Gross investment income	$1,074

Mortgage loans - book value:
Commercial mortgages	$3,004
Residential mortgages	157
Mezzanine loans	51
Total mortgage loans	$3,212

Mortgage loans by standing - book value:
Good standing	$3,153
Good standing with restructured terms	59
Total mortgage loans	$3,212

Partnerships - statement value	$1,360

Bonds and stocks of parents, subsidiaries and affiliates - statement value:
Common stocks	$7

Bonds, short-term and cash equivalent bond investments by class and maturity:
Bonds, short-term and cash equivalent bond investments by maturity - statement value:
Due within one year or less	$1,126
Over 1 year through 5 years	4,487
Over 5 years through 10 years	5,003
Over 10 years through 20 years	2,704
Over 20 years	6,438
Total maturity	$19,758

Bonds, short-term and cash equivalent bond investments by class - statement value:
Class 1	$10,842
Class 2	7,281
Class 3	792
Class 4	529
Class 5	253
Class 6	61
Total by class	$19,758

Total bonds, short-term and cash equivalent bond investments publicly traded	$12,422
Total bonds, short-term and cash equivalent bond investments privately placed	7,336

Preferred stocks - statement value	$7
Common stocks - market value	26
Short-term investments - book value	5
Cash equivalents - book value	178
Options, caps and floors owned - statement value	57
Collar, swap and forward agreements open - statement value	(18)
Futures contracts open - current value	(1)
Cash on deposit	22

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES (Continued)

(in millions)	December 31, 2020
Life insurance in-force:
Ordinary	$75,020
Credit	27
Group	895

Amount of accidental death insurance in-force under ordinary policies	237

Life insurance policies with disability provisions in-force:
Ordinary	4,847
Group life	13

Supplementary contracts in-force:
Ordinary - not involving life contingencies:
Amount on deposit	48
Income payable	25

Ordinary - involving life contingencies:
Amount on deposit	25
Income payable	12

Group - not involving life contingencies:
Amount on deposit	5
Income payable	5

Annuities:
Ordinary:
Immediate - amount of income payable	$237
Deferred, fully paid - account balance	6,560
Deferred, not fully paid - account balance	8,743

Group:
Amount of income payable	124
Fully paid - account balance	1,150
Not fully paid - account balance	518

Accident and health insurance - premiums in-force:
Other	$2
Group	26
Credit	-

Deposit funds and dividend accumulations:
Deposit funds - account balance	$244
Dividend accumulations - account balance	18

Claim payments in 2020:
Group accident & health:
2020	$10,277
2019	7,898
2018	10,401
2017	76,903
2016	140,726
Prior	1,279,948

Other accident & health:
2020	(1,647)
2019	(3,420)
2018	(919)
2017	(1,084)
2016	817
Prior	35,033

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

DECEMBER 31, 2020

(in millions)

1. The Company’s total admitted assets as of December 31, 2020 are $30.3 billion.

The Company’s total admitted assets, excluding separate accounts, as of December 31, 2020 are $25.6 billion.

2. Following are the 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. Government, U.S. Government agency securities and those U.S. Government money market funds listed in the Appendix to the IAO Practices and Procedures Manual as exempt, (ii) property occupied by the Company, and (iii) policy loans:

	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
a.	Senior Direct Lending Program LLC	Bonds	$235	0.90%
b.	AIG Global Real Estate Investment Corp	OIA	177	0.70
c.	Bristol-Myers Squibb Company	Bonds	153	0.60
d.	Comcast Corporation	Bonds	138	0.50
e.	KPMG LLP	Bonds	129	0.50
f.	Carlyle Group	OIA	117	0.50
g.	Raytheon Technologies Corp	Bonds	116	0.50
h.	Duke Energy Corporation	Bonds	115	0.40
i.	General Electric Company	Bonds	111	0.40
j.	Marathon Petroleum Corporation	Bonds	104	0.40

3. The Company’s total admitted assets held in bonds and preferred stocks, by NAIC rating, are:

Bonds and Short-Term Investments			Preferred Stocks
NAIC Rating	Amount	Percentage of Total Admitted Assets	NAIC Rating	Amount	Percentage of Total Admitted Assets
NAIC - 1	$10,842	42.40%	P/RP - 1	$2	-%
NAIC - 2	7,281	28.50	P/RP - 2	5	-
NAIC - 3	792	3.10	P/RP - 3	-	-
NAIC - 4	528	2.10	P/RP - 4	-	-
NAIC - 5	253	1.00	P/RP - 5	-	-
NAIC - 6	61	0.20	P/RP - 6	-	-

4. Assets held in foreign investments:

		Amount	Percentage of Total Admitted Assets
a.	Total admitted assets held in foreign investments	$3,807	14.90%
b.	Foreign currency denominated investments	1,009	3.90
c.	Insurance liabilities denominated in that same foreign currency	-	-

5. Aggregate foreign investment exposure categorized by NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1	$3,295	12.90%
b.	Countries rated NAIC - 2	423	1.70
c.	Countries rated NAIC - 3 or below	90	0.40

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)

DECEMBER 31, 2020

(in millions)

6. Two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1
	Country 1: United Kingdom	$958	3.70%
	Country 2: Cayman Islands	486	1.90
b.	Countries rated NAIC - 2
	Country 1: Peru	78	0.30
	Country 2: Panama	78	0.30
c.	Countries rated NAIC - 3 or below
	Country 1: Turkey	22	0.10
	Country 2: Dominican Republic	9	-

7. Aggregate unhedged foreign currency exposure:

	Amount	Percentage of Total Admitted Assets
Aggregate unhedged foreign currency exposure	$1,009	3.90%

8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1	$1,009	3.90%
b.	Countries rated NAIC - 2	-	-
c.	Countries rated NAIC - 3 or below	-	-

9. Two largest unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1
	Country 1: United Kingdom	$532	2.10%
	Country 2: Ireland	128	0.50
b.	Countries rated NAIC - 2
	Country 1:	-	-
	Country 2:	-	-
c.	Countries rated NAIC - 3 or below
	Country 1:	-	-
	Country 2:	-	-

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)

DECEMBER 31, 2020

(in millions)

10. Ten largest non-sovereign (i.e. non-governmental) foreign issues:

		NAIC Rating	Amount	Percentage of Total Admitted Assets
a.	Royal Dutch Shell plc	Bonds	$82	0.30%
b.	Challenger	OTHER OIA	79	0.30
c.	TOTAL S.A.	Bonds	77	0.30
d.	5555189 Century-Fixed	COMMERCIAL MORTGAGE LOAN	62	0.20
e.	5555207 Bailey 2	COMMERCIAL MORTGAGE LOAN	61	0.20
f.	5555143 Project Chapter	COMMERCIAL MORTGAGE LOAN	61	0.20
g.	HSBC Holdings plc	Bonds	53	0.20
h.	Swan Funding Series 2011-1A	ABS	50	0.20
i.	5555164 MiFlats20490405	COMMERCIAL MORTGAGE LOAN	47	0.20
j.	Vodafone Group Plc	Bonds	47	0.20

11. Assets held in Canadian investments and un-hedged Canadian currency are less than 2.5 percent of the Company’s total admitted assets.

12. Assets held in investments with contractual sales restrictions are less than 2.5 percent of the Company’s total admitted assets.

13. The Company’s admitted assets held in the ten largest equity interests (including investments in the shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities and excluding money market and bond mutual funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt or Class 1) are:

		Amount	Percentage of Total Admitted Assets
a.	AIG Global Real Estate Investment Corp	$177	0.70%
b.	Carlyle Group	117	0.50
c.	AIG Home Loan	89	0.30
d.	Flats at Atlas	83	0.30
e.	Challenger	79	0.30
f.	Massachusetts Mutual Life Insurance Company	43	0.20
g.	Luxor Capital Group LP	42	0.20
h.	The Hanley	40	0.20
i.	Ridgemont Equity Partners	37	0.10
j.	DARSANA CAPITAL GP LLC	37	0.10

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)

DECEMBER 31, 2020

(in millions)

14. Assets held in nonaffiliated, privately placed equities:

		Amount	Percentage of Total Admitted Assets
Aggregate statement value of investment held in nonaffiliated, privately placed equities:		$517	2.00%

Largest three investments held in nonaffiliated, privately placed equities:
a.	AIG Home Loan 4 LLC	$89	0.30
b.	Flats at Atlas	83	0.30
c.	Challenger	79	0.30

Ten largest fund managers:

Fund Manager		Total Invested	Diversified	Non- diversified
a.	AIG Global Real Estate Investment Corp	$177	$-	$177
b.	Carlyle Group	117	117	-
c.	AIG Home Loan	89	-	89
d.	Flats at Atlas	83	83	-
e.	Challenger	79	79	-
f.	MASS MUTUAL LIFE INS CO	43	43	-
g.	Luxor Capital Group LP	42	42	-
h.	The Hanley	40	40	-
i.	Ridgemont Equity Partners	37	37	-
j.	DARSANA CAPITAL GP LLC	37	37	-

15. Assets held in general partnership interests are less than 2.5 percent of the Company’s total admitted assets.

16. Mortgage loans reported in Schedule B, include the following ten largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

		Amount	Percentage of Total Admitted Assets
a.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002615, HI	$85	0.30%
b.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002683, NY	70	0.30
c.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002341, NY	63	0.20
d.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002157, NY	62	0.20
e.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555189, NLD	62	0.20
f.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002541, IN	62	0.20
g.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555207, GBR	61	0.20
h.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555143, GBR	61	0.20
i.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002508, CA	52	0.20
j.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002742, DC	49	0.20

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)

DECEMBER 31, 2020

(in millions)

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

		Amount	Percentage of Total Admitted Assets
a.	Construction loans	$145	0.60%
b.	Mortgage loans over 90 days past due	-	-
c.	Mortgage loans in the process of foreclosure	-	-
d.	Mortgage loans foreclosed	-	-
e.	Restructured mortgage loans	59	0.20

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

	Residential		Commercial		Agricultural
Loan-to-Value	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a. above 95%	$-	-%	$52	0.20%	$-	-%
b. 91% to 95%	3	-	-	-	-	-
c. 81% to 90%	11	-	42	0.20	-	-
d. 71% to 80%	38	0.20	137	0.50	-	-
e. below 70%	104	0.40	2,788	10.90	-	-

18. Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A are less than 2.5 percent of the Company’s total admitted assets.

19. Assets held in mezzanine real estate loans are less than 2.5 percent of the Company’s total admitted assets.

20. The Company’s total admitted assets subject to the following types of agreements as of the following dates:

Unaudited At End of Each Quarter
		At Year-End		1st Quarter	2nd Quarter	3rd Quarter
		Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a.	Securities lending (do not include assets held as collateral for such transactions)	$222	0.90%	$230	$242	$202
b.	Repurchase agreements	84	0.30	100	92	91
c.	Reverse repurchase agreements	-	-	-	-	-
d.	Dollar repurchase agreements	-	-	-	-	-
e.	Dollar reverse repurchase agreements	-	-	-	-	-

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)

DECEMBER 31, 2020

(in millions)

21. The Company’s potential exposure to warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written
		Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a.	Hedging	$-	-%	$-	-%
b.	Income generation	-	-	-	-
c.	Other	-	-	-	-

22. The Company’s potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps, and forwards as of the following dates:

Unaudited At End of Each Quarter
		At Year-End		1st Quarter	2nd Quarter	3rd Quarter
		Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a.	Hedging	$47	0.20%	$30	$32	$37
b.	Income generation	-	-	-	-	-
c.	Replications	-	-	-	-	-
d.	Other	-	-	-	-	-

23. The Company’s potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for futures contracts as of the following dates:

Unaudited At End of Each Quarter
		At Year-End		1st Quarter	2nd Quarter	3rd Quarter
		Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a.	Hedging	$32	0.10%	$25	$28	$31
b.	Income generation	-	-	-	-	-
c.	Replications	-	-	-	-	-
d.	Other	-	-	-	-	-

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL SUMMARY INVESTMENT SCHEDULE

DECEMBER 31, 2020

(in millions)	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement

Investment Categories	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total Amount	Percentage
Bonds:
U.S. governments	$346	1.4%	$346	$-	$346	1.4%
All other governments	475	1.9	475	-	475	1.9
U.S. states, territories and possessions, etc. guaranteed	110	0.4	110	-	110	0.4
U.S. political subdivisions of states, territories, and possessions, guaranteed	43	0.2	43	-	43	0.2
U.S. special revenue and special assessment obligations, etc. non-guaranteed	1,324	5.3	1,324	-	1,324	5.3
Industrial and miscellaneous	16,904	67.4	16,904	-	16,904	67.4
Hybrid securities	98	0.4	98	-	98	0.4
Parent, subsidiaries and affiliates	-	-	-	-	-	-
SVO identified funds	-	-	-	-	-	-
Unaffiliated Bank loans	453	1.8	453	-	453	1.8
Total long-term bonds	19,753	78.8	19,753	-	19,753	78.8
Preferred stocks:
Industrial and miscellaneous (Unaffiliated)	7	-	7	-	7	-
Parent, subsidiaries and affiliates	-	-	-	-	-	-
Total preferred stocks	7	-	7	-	7	-
Common stocks:
Industrial and miscellaneous Publicly traded (Unaffiliated)	-	-	-	-	-	-
Industrial and miscellaneous Other (Unaffiliated)	19	0.1	19	-	19	0.1
Parent, subsidiaries and affiliates Publicly traded	-	-	-	-	-	-
Parent, subsidiaries and affiliates Other	7	-	7	-	7	-
Total common stocks	26	0.1	26	-	26	0.1
Mortgage loans:
Farm mortgages	-	-	-	-	-	-
Residential mortgages	157	0.6	157	-	157	0.6
Commercial mortgages	3,004	12.0	3,004	-	3,004	12.0
Mezzanine real estate loans	51	0.2	51	-	51	0.2
Total valuation allowance	(37)	(0.1)	(37)	-	(37)	(0.1)
Total mortgage loans	3,175	12.7	3,175	-	3,175	12.7
Real estate:
Properties occupied by company	-	-	-	-	-	-
Properties held for production of income	-	-	-	-	-	-
Properties held for sale	-	-	-	-	-	-
Total real estate	-	-	-	-	-	-
Cash, cash equivalents and short-term investments:
Cash	22	0.1	22	137	159	0.6
Cash equivalents	178	0.7	178	160	338	1.4
Short-term investments	5	-	5	-	5	-
Total cash, cash equivalents and short-term investments	205	0.8	205	297	502	2.0
Contract loans	159	0.6	159	-	159	0.6

Derivatives	39	0.2	39	-	39	0.2

Other invested assets	1,363	5.4	1,360	-	1,360	5.4

Receivables for securities	26	0.1	26	-	26	0.1

Securities Lending	297	1.2	297	XXX	XXX	XXX

Other invested assets	30	0.1	30	-	30	0.1

Total invested assets	$25,080	100.0%	$25,077	$297	$25,077	100.0%

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES

DECEMBER 31, 2020

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Yes [ ] No [ X ]

If yes, indicate the number of reinsurance contracts to which such provisions apply:        __________

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes [ ] No [ ] N/A [ X ]

2.

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Yes [ ] No [ X ]

If yes, indicate the number of reinsurance contracts to which such provisions apply:        __________

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

Yes [ ] No [ ] N/A [ X ]

3.

Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:

(a)	Provisions that permit the reporting of losses to be made less frequently than quarterly;

(b)	Provisions that permit settlements to be made less frequently than quarterly;

(c)	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or

(d)	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes [ ] No [ X ]

4.

Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of contract:	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?
Assumption reinsurance – new for the reporting period	Yes [ ] No [ X ]		N/A
Non-proportional reinsurance, which does not result in significant surplus relief	Yes [ ] No [ X ]		N/A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES

DECEMBER 31, 2020

5.

Has the Company ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

(a)   Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes [ ] No [ X ] N/A [ ]

(b)   Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes [ ] No [ X ] N/A [ ]

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences from the accounting policy footnote to the audited statutory-basis financial statements to explain why the contract(s) is treated differently for GAAP and SAP below:

American Home Assurance Company

An AIG Company

NAIC Code: 19380

Statutory Basis Financial Statements

As of December 31, 2020 and 2019

and for the years ended December 31, 2020, 2019 and 2018

AMERICAN HOME ASSURANCE COMPANY

Statutory Basis Financial Statements

As of December 31, 2020 and 2019 and for the years ended December 31, 2020, 2019 and 2018

Report of Independent Auditors

To the Board of Directors of American Home Assurance Company:

We have audited the accompanying statutory financial statements of American Home Assurance Company (the “Company”), which comprise the statutory statements of admitted assets and of liabilities, capital and surplus as of December 31, 2020 and 2019, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2020.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1B to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Notes 1B and 1D and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 1B.

Emphasis of Matter

As discussed in Notes 1, 6 and 7 to the financial statements, the Company has entered into significant transactions with certain affiliated entities. Our opinion is not modified with respect to this matter.

/s/ PricewaterhouseCoopers LLP

New York, NY

April 23, 2021

American Home Assurance Company

Statutory Basis Financial Statement

(Dollars in Millions)

Statements of Admitted Assets

	December 31, 2020	December 31, 2019
Cash and invested assets:
Bonds, primarily at amortized cost (fair value: 2020 - $14,633; 2019 - $14,014)	$13,717	$13,277
Common stocks, at carrying value (cost: 2020 - $210; 2019 - $235)	250	245
Preferred stocks, at carrying value (cost: 2020 - $0; 2019 - $17)	-	17
Other invested assets (cost: 2020 - $2,200; 2019 - $2,406)	2,571	2,663
Mortgage loans	2,043	2,539
Short-term investments, at amortized cost (approximates fair value)	124	44
Cash and cash equivalents	441	441
Receivable for securities sold	21	112
Total cash and invested assets	$19,167	$19,338

Investment income due and accrued	$137	$146
Agents’ balances or uncollected premiums:
Premiums in course of collection	1,162	1,278
Premiums and installments booked but deferred and not yet due	140	144
Accrued retrospective premiums	435	490
High deductible policy receivables	40	43
Reinsurance recoverable on paid losses	612	400
Funds held by or deposited with reinsurers	261	215
Net deferred tax assets	621	724
Receivables from parent, subsidiaries and affiliates	94	9
Other assets	198	223
Allowance for uncollectible accounts	(39)	(45)
Total admitted assets	$22,828	$22,965

See Notes to Statutory Basis Financial Statements

  5        STATEMENTS OF ADMITTED ASSETS – As of December 31, 2020 and 2019

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions, Except Share Information)

Statements of Liabilities, Capital and Surplus

	December 31, 2020	December 31, 2019
Liabilities
Reserves for losses and loss adjustment expenses	$8,979	$9,732
Unearned premium reserves	2,731	3,104
Commissions, premium taxes, and other expenses payable	119	135
Reinsurance payable on paid loss and loss adjustment expenses	816	541
Current federal and foreign taxes payable to parent	15	2
Funds held by company under reinsurance treaties	1,809	1,945
Provision for reinsurance	25	16
Ceded reinsurance premiums payable, net of ceding commissions	487	400
Collateral deposit liability	277	276
Payable for securities purchased	246	194
Payable to parent, subsidiaries and affiliates	196	142
Derivative instruments	22	9
Other liabilities	410	474
Total liabilities	$16,132	$16,970

Capital and Surplus
Common capital stock, $20 par value, 1,758,158 shares authorized, 1,556,054 shares issued and outstanding	$31	$31
Capital in excess of par value	6,730	6,485
Unassigned surplus (deficit)	(870)	(1,381)
Special surplus funds from reinsurance	805	860
Total capital and surplus	$6,696	$5,995
Total liabilities, capital and surplus	$22,828	$22,965

See Notes to Statutory Basis Financial Statements

  6        STATEMENTS OF LIABILITIES, CAPITAL and SURPLUS - As of December 31, 2020 and 2019

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Statements of Operations and Changes in Capital and Surplus

	For the Years Ended December 31,

	2020	2019	2018
Statements of Operations
Underwriting income:
Premiums earned	$4,832	$5,369	$5,009

Underwriting deductions:
Losses incurred	3,255	2,920	3,945
Loss adjustment expenses	366	814	315
Other underwriting expenses	1,547	1,904	1,858

Total underwriting deductions	5,168	5,638	6,118

Net underwriting loss	(336)	(269)	(1,109)

Investment gain:
Net investment income earned	664	825	1,027
Net realized capital gain (loss) (net of capital gains tax expense: 2020 - $22; 2019 - $42; 2018 - $69)	91	127	(111)

Net investment gain	755	952	916

Net loss from agents’ or premium balances charged-off	(2)	(1)	(3)
Other expense	(113)	(96)	(136)

Net Income (loss) after capital gains taxes and before federal income taxes	304	586	(332)
Federal and foreign income tax benefit	(13)	(35)	(54)
Net Income (Loss)	$317	$621	$(278)

Change in Capital and Surplus
Capital and surplus, as of December 31, previous year	$5,995	$5,923	$6,238
Adjustment to beginning surplus (Note 2)	(9)	21	71

Capital and surplus, as of January 1,	5,986	5,944	6,309
Cumulative effect of changes in accounting principles	-	(39)	-
Other changes in capital and surplus:
Net Income (loss)	317	621	(278)
Change in net unrealized capital gain (loss) (net of capital gain (loss) tax expense (benefit): 2020 - $(15); 2019 - ($1); 2018 - ($50)	178	21	(137)
Change in net deferred income tax	(77)	(143)	31
Change in nonadmitted assets	11	115	(91)
Change in provision for reinsurance	(9)	13	(10)
Capital contribution (Return of Capital)	245	(504)	150
Change in par value of common stock	-	2	-
Foreign exchange translation	(116)	(12)	(20)
Change in assumed mortgage guaranty contingency reserve	(21)	(26)	(31)
Change in ceded mortgage guaranty contingency reserve	184	-	-
Other surplus adjustments	(2)	3	-
Total changes in capital and surplus	710	51	(386)
Capital and Surplus, as of December 31,	$6,696	$5,995	$5,923

See Notes to Statutory Basis Financial Statements

  7        STATEMENTS OF OPERATIONS and CHANGES IN CAPITAL AND SURPLUS - for the years ending December 31, 2020, 2019 and 2018

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Statements of Cash Flows

	For the Years Ended December 31,
	2020	2019	2018
Cash from Operations:
Premiums collected, net of reinsurance	$4,809	$5,118	$5,292
Net investment income	583	677	839
Miscellaneous income (expense)	(6)	9	4

Sub-total	5,386	5,804	6,135

Benefit and loss related payments	3,848	4,296	4,832
Commission and other expense paid	2,141	2,510	2,599
Federal and foreign income taxes recovered	(14)	(8)	(1)

Net cash (used in) provided from operations	(589)	(994)	(1,295)

Cash from Investments:
Proceeds from investments sold, matured, or repaid
Bonds	3,708	4,296	3,990
Stocks	51	140	339
Mortgage loans	485	293	111
Other investments	1,338	1,374	1,790

Total proceeds from investments sold, matured, or repaid	5,582	6,103	6,230

Cost of investments acquired:
Bonds	4,434	3,637	3,766
Stocks	46	12	56
Mortgage loans	45	164	748
Other investments	782	914	870

Total cost of investments acquired	5,307	4,727	5,440

Net cash provided from (used in) investing activities	275	1,376	790

Cash from Financing and Miscellaneous Sources:
Capital contributions	245	(15)	-
Borrowed fund repaid	-	-	(65)
Intercompany receipts	211	11	599
Net deposit activity on deposit-type contracts and other insurance	(2)	(1)	(27)
Collateral deposit liability (payments) receipts	1	(93)	(24)
Other (payments) receipt	(61)	(75)	60
Net cash (used in) provided from financing and miscellaneous activities	394	(173)	543

Net change in cash, cash equivalents, and short-term investments	80	209	38
Cash, cash equivalents, and short-term investments

Beginning of year	485	276	238

End of year	$565	$485	$276

Refer to Note 11D for description of non-cash items.

See Notes to Statutory Basis Financial Statements

  8        STATEMENTS OF CASH FLOW – for the years ended December 31, 2020, 2019 and 2018

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

1.	Organization and Summary of Significant Statutory Basis Accounting Policies

A.	Basis of Organization and Presentation

Organization

American Home Assurance Company (“the Company” or “American Home”) is a direct wholly-owned subsidiary of AIG Property Casualty U.S., Inc. (“AIG PC US”), a Delaware corporation, which is in turn owned by AIG Property Casualty Inc. (“AIG PC”), a Delaware corporation. The Company’s ultimate parent is American International Group, Inc. (the “Ultimate Parent” or “AIG”). AIG conducts its property and casualty operations through multiple line companies writing substantially all commercial (casualty, property, specialty and financial liability) and consumer (accident & health and personal lines) insurance both domestically and abroad.

The Company is party to an inter-company pooling agreement (the “Combined Pooling Agreement”), among the twelve companies listed below, collectively named the Combined Pool.

The member companies of the Combined Pool, their National Association of Insurance Commissioners (“NAIC”) company codes, inter-company pooling participation percentages under the Combined Pooling Agreement and states of domicile are as follows:

Company	NAIC Company	Pool Participation Percentage	State of Domicile
National Union *	19445	35%	Pennsylvania
American Home	19380	35%	New York
Lexington	19437	30%	Delaware
APCC	19402	0%	Illinois
C&I	19410	0%	New York
ISOP	19429	0%	Illinois
New Hampshire	23841	0%	Illinois
Specialty	26883	0%	Illinois
Assurance	40258	0%	Illinois
Granite	23809	0%	Illinois
Illinois National	23817	0%	Illinois
AIU	19399	0%	New York

* Lead Company of the Combined Pool

The Company accepts commercial business primarily through a network of independent retail and wholesale brokers and through independent agency networks. In addition, the Company accepts consumer business primarily through agents and brokers, as well as through direct marketing and partner organizations. There were no Managing Agents or Third Party Administrators who placed direct written premium with the Company in an amount exceeding more than 5.0 percent of surplus of the Company for the years ending December 31, 2020, 2019, and 2018.

  9        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The Company is diversified in terms of classes of its business, distribution network and geographic locations. The Company has direct written premium concentrations of 5.0 percent or more in the following locations:

State / Location	2020	2019	2018
California	$84	$90	$103
Florida	59	62	68
United Arab Emirates	50	61	66
New York	39	32	36
Texas*	14	24	26
Bermuda**	1	57	16
Thailand**	7	27	8

* Texas was below 5% in 2020 and 2019.

**Bermuda and Thailand were below 5% in 2020 and 2018.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services (“NY SAP”). Certain balances relating to prior periods have been reclassified to conform to the current year’s presentation.

Additionally, the financial statements include the Company’s U.S. operations, its Dubai, Caribbean, Jamaica and Argentina branch operations and its participation in the American International Overseas Association (the “Association”).

The Company’s financial information as of and for the years ended December 31, 2020, 2019 and 2018 have been presented in accordance with the terms of the Combined Pooling Agreement.

B.	Permitted and Prescribed Practices

NY SAP recognizes only statutory accounting practices prescribed or permitted by the New York State Department of Financial Services (“NY DFS”) for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Code. The NAIC Statutory Accounting Principles included within the Accounting Practices and Procedures Manual (“NAIC SAP”) have been adopted as a component of prescribed practices by the NY DFS. The Superintendent of the NY DFS (the “Superintendent”) has the right to permit other specific practices that differ from prescribed practices.

NY SAP has prescribed the practice of discounting workers’ compensation known case loss reserves on a non-tabular basis. This practice is not prescribed under NAIC SAP.

For the affiliated loss portfolio transfer (“LPT”) agreements entered into during 2018, the Company received permitted practices to present the consideration paid in relation to statutory reserves ceded to Fortitude Reinsurance Company Limited (“Fortitude Re”) and Eaglestone Reinsurance Company (“Eaglestone”) within paid losses rather than as premium written and earned. The classification change has no effect on net income or surplus. Refer to Note 5 for further details.

Accounting practices prescribed by the Insurance Department of the Commonwealth of Pennsylvania (“PA SAP”) provide for the availability of certain offsets in the calculation of the Provision for reinsurance, which offsets are not prescribed under NAIC SAP. The Company applied PA SAP with concurrence from the NY DFS to reflect the transfer of collection risk on certain of the Company’s asbestos related reinsurance recoverable balances, to an authorized third party reinsurer, as another form of collateral acceptable to the Commissioner with respect to the reinsurance recoverable balance from the original reinsurers.

The Company applied a permitted practice to account for the retroactive aggregate excess of loss reinsurance arrangement entered into with National Indemnity Company (“NICO”), a subsidiary of Berkshire Hathaway, Inc., (the “ADC”) as prospective reinsurance. However, any gain associated with the ADC has been reported in a segregated surplus account and does not form part of the Company’s Unassigned surplus, subject to the applicable dividend restrictions; such amounts must be restricted in surplus until such time as payments received by NICO exceed premiums paid for the retrocession. For more information, see Note 7.

  10        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The use of the aforementioned permitted and prescribed practices has not affected the Company’s ability to comply with the NY DFS’s risk based capital (“RBC”) and surplus requirements for the 2020, 2019 or 2018 reporting periods.

A reconciliation of the net income (loss) and capital and surplus between NAIC SAP and practices prescribed or permitted by NY SAP is shown below:

December 31,	SSAP #	FS Ref	2020	2019	2018

Net Income (loss), NY SAP			$317	$621	$(278)
State prescribed or permitted practices - addition (charge):
Change in non-tabular discounting	65	(a)	17	(60)	13
Adverse Development Cover	62R	(a)	-	-	-
Present the consideration received/paid in relation to the loss reserves within paid losses	62R	(b)	-	-	-

Net Income (loss) , NAIC SAP			$334	$561	$(265)

Statutory surplus, NY SAP			$6,696	$5,995	$5,923
State prescribed or permitted practices - addition (charge):
Non-tabular discounting	65	(a)	(116)	(133)	(73)
Credits for collection risk on certain asbestos reinsurance recoveries	62R	(c)	(43)	(54)	(61)
Adverse Development Cover	62R	(d)	(799)	(854)	(920)
Present the consideration received/paid in relation to the loss reserves within paid losses	62R	(b)	-	-	-

Statutory surplus, NAIC SAP			$5,738	$4,954	$4,869

(a)

Impacts Reserves for losses and loss adjustment expenses within the Statements of Liabilities, Capital and Surplus and Losses incurred within the Statements of Operations and Changes in Capital and Surplus.

(b)	Impacts Losses incurred and Premiums earned within the Statements of Operations and Changes in Capital and Surplus.
(c)

Impacts Provision for reinsurance within the Statements of Liabilities, Capital and Surplus and the change in Provision for reinsurance within the Statements of Operations and Changes in Capital and Surplus.

(d)

Impacts Special surplus funds from reinsurance within the Statements of Liabilities, Capital and Surplus. Although the application of prospective reinsurance treatment to the ADC results in no overall changes to surplus, the permitted practice applied results in any gain being restricted and reported in segregated surplus and does not form part of the Company’s Unassigned surplus.

C.	Use of Estimates in the Preparation of the Financial Statements

The preparation of statutory financial statements in accordance with NY SAP requires the application of accounting policies that often involve a significant degree of judgment. The Company’s accounting policies that are most dependent on the application of estimates and assumptions are considered critical accounting estimates and are related to the determination of:

•	Reserves for losses and loss adjustment expenses (“LAE”) including estimates and recoverability of the related reinsurance assets;
•	Legal contingencies;
•	Other than temporary impairment (“OTTI”) losses on investments;
•

Fair value of certain financial assets, impacting those investments measured at fair value in the Statements of Admitted Assets and Liabilities, Capital and Surplus, as well as unrealized gains (losses) included in Capital and Surplus; and

•

Income tax assets and liabilities, including the recoverability and admissibility of net deferred tax assets and the predictability of future tax operating profitability of the character necessary to realize the net deferred tax asset.

These accounting estimates require the use of assumptions, including some that are highly uncertain at the time of estimation. It is reasonably possible that actual experience may materially differ from the assumptions used and therefore the Company’s statutory financial condition, results of operations and cash flows could be materially affected.

  11        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

D.	Accounting Policy Differences

NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“US GAAP”). NAIC SAP varies from US GAAP in certain significant respects, including:

Transactions	NAIC SAP Treatment	US GAAP Treatment
Policy Acquisition Costs Principally brokerage commissions and premium taxes arising from the issuance of insurance contracts.	Costs are immediately expensed and are included in Other Underwriting Expenses, except for reinsurance ceding commissions received in excess of the cost to acquire business which are recognized as a deferred liability and amortized over the period of the reinsurance agreement.	Costs directly related to the successful acquisition of new or renewal insurance contracts are deferred and amortized over the term of the related insurance coverage.
Unearned Premiums, Unpaid Losses and Loss Expense Liabilities	Presented net of reinsurance recoverable.	Presented gross of reinsurance with corresponding reinsurance recoverable assets for ceded unearned premiums and reinsurance recoverable on unpaid losses.
Retroactive reinsurance contracts	Gains and losses are recognized in earnings immediately and surplus is segregated to the extent pretax gains are recognized. Certain retroactive affiliate or related party reinsurance contracts are accounted for as prospective reinsurance if there is no gain in surplus as a result of the transaction.	Gains are deferred and amortized over the settlement period of the ceded claim recoveries. Losses are immediately recognized in the Statements of Operations.
Investments in Bonds held as: 1) available for sale 2) fair value option	Investment grade securities (rated by NAIC as class 1 or 2) are carried at amortized cost. Non-investment grade securities (NAIC rated 3 to 6) are carried at the lower of amortized cost or fair value.

All available for sale investments are carried at fair value with changes in fair value, net of applicable taxes, reported in accumulated other comprehensive income within shareholder’s equity.

Fair value option investments are carried at fair value with changes in fair value, net of applicable projected income taxes, reported in Net Investment Income.

Investments in Common Stocks	Carried at fair value with unrealized gains and losses reported, net of applicable taxes, in the Statements of Changes in Capital and Surplus.	All equity securities that do not follow the equity method of accounting, are measured at fair value with changes in fair value recognized in earnings.
Investments in Limited Partnerships, Hedge Funds and Private Equity Interests	Carried at the underlying US GAAP equity with results from the investment’s operations recorded, net of applicable taxes, as unrealized gains (losses) directly in the Statements of Changes in Capital and Surplus.

If aggregate interests allow the holding entity to exercise more than significant influence (typically more than 3%), the investment is recorded as an equity method investment wherein the Company’s pro rata share of income or loss for the period, is recorded as net investment income and adjusted against the carrying value of the asset. Similar equity method investments in investment company entities (eg: hedge funds) is adjusted for the Company’s pro rata share of income or loss for the period which is based on the Net Asset Value (“NAV”) with changes in value recorded to Net Investment Income.

Where the aggregate interests do not allow the entity to exercise significant influence (typically less than 3%), the investment is recorded at as equity investment fair valued through net investment income. Similar equity investment in investment companies (eg: hedge funds) are recorded at NAV with changes in value recorded to Net Investment Income.

  12        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Transactions	NAIC SAP Treatment	US GAAP Treatment
Investments in Subsidiary, Controlled and Affiliated Entities (SCAs)

Subsidiaries are not consolidated.

The equity investment in SCAs are accounted for under the equity method and recorded as Common stock investments. Dividends are recorded within Net Investment Income.

Consolidation is required when there is a determination that the affiliated entity is a variable interest entity (“VIE”) and the reporting entity has a variable interest and the power to direct the activities of the VIE. The VIE assessment would consider various factors including limited partnership (LP) status and inherent rights of equity investors.

Investments in SCAs that are voting interest entities (VOE) with majority voting rights are generally consolidated.

Investments in SCAs where the holding entity exercises significant influence (generally ownership of>3% voting interests for LPs and similar entities and between 20 percent and 50 percent for other entities) are recorded at equity value. The change in equity is included within operating income.

Statement of Cash Flows	Statutory Statements of Cash Flows must be presented using the direct method. Changes in cash, cash equivalents, and short-term investments and certain sources of cash are excluded from operational cash flows.	The Statements of Cash Flows can be presented using the direct or indirect methods, however are typically presented using the indirect method. Presentation is limited to changes in cash and cash equivalents (short-term investments are excluded).
Deferred Federal Income Taxes

Deferred income taxes are established for the temporary differences between tax and book assets and liabilities, subject to limitations on admissibility of tax assets.

Changes in deferred income taxes are recorded within capital and surplus and have no impact on the Statements of Operations.

The provision for deferred income taxes is recorded as a component of income tax expense, as a component of the Statements of Operations, except for changes associated with items that are included within other comprehensive income where such items are recorded net of applicable income taxes.

Statutory Adjustments

(applied to certain assets including goodwill, furniture and equipment, deferred taxes in excess of limitations, prepaid expenses, overdue receivable balances and unsecured reinsurance amounts)

	Certain asset balances designated as nonadmitted, such as some intangible assets and certain investments in affiliated entities are excluded from the Statements of Admitted Assets and are reflected as deductions from capital and surplus.	All assets and liabilities are included in the financial statements. Provisions for uncollectible receivables are established as valuation allowances and are recognized as expense within the Statements of Operations.

The effects on the financial statements of the variances between NAIC SAP and US GAAP, although not reasonably determinable, are presumed to be material.

E.	Significant Statutory Accounting Policies

Premiums

Premiums for insurance and reinsurance contracts are recorded as gross premiums written as of the effective date of the policy. Premiums are earned primarily on a pro-rata basis over the term of the related insurance coverage. Premiums collected prior to the effective date of the policy are recorded as advance premiums, reported as a liability and not considered income until due. Extended reporting endorsements are reflected as premiums written and are earned on a pro-rata basis over the stated term of the endorsement unless the term of the endorsement is indefinite in which case premiums are fully earned at inception of the endorsement along with the recognition of associated loss and LAE.

  13        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Unearned premium reserves are established on an individual policy basis, reflecting the terms and conditions of the coverage being provided. Unearned premium reserves represent the portion of premiums written relating to the unexpired terms of coverage as of the date of the financial statements. For policies with coverage periods equal to or greater than thirteen months and generally not subject to cancellation or modification by the Company, premiums are earned using a prescribed percentage of completion method. Additional unearned premium reserves for policies exceeding thirteen months are established as greater of three prescribed tests.

Reinsurance premiums are typically earned over the same period as the underlying policies, or risks, covered by the contracts. As a result, the earnings pattern of a reinsurance contract generally written for a 12-month term may extend up to 24 months, reflecting the inception dates of the underlying attaching policies throughout the 12-month period of the reinsurance contract. Reinsurance premiums ceded are recognized as a reduction in revenues over the period reinsurance coverage is provided.

Insurance premiums billed and outstanding for 90 days or more are nonadmitted and charged against Unassigned surplus.

Premiums for retrospectively rated contracts are initially recorded based on the expected loss experience and are earned on a pro-rata basis over the term of the related insurance coverage. Additional or returned premium is recorded if the estimated loss experience differs from the initial estimate and is immediately recognized in earned premium. The Company records accrued retrospectively rated premiums as written premiums. Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date.

Gross written premiums net of ceded written premiums (“Net written premiums”) that were subject to retrospective rating features as of December 31, 2020, 2019 and 2018 were as follows:

Years ended December 31,	2020	2019	2018
Net written premiums subject to retrospectively rated contracts	$67	$91	$93
Percentage of total net written premiums	1.5%	1.7%	1.9%

As of December 31, 2020 and 2019, the admitted portion of accrued premiums related to the Company’s retrospectively rated contracts were $435 and $490, respectively, which will be billed in future periods based primarily on the payment of the underlying expected losses and LAE. Unsecured amounts associated with these accrued retrospective premiums were $36 and $41 as of December 31, 2020 and 2019, respectively. Ten percent of the amount of accrued retrospective premiums receivable not offset by retrospective return premiums or other liabilities to the same party, other than loss and LAE reserves, or collateral (collectively referred to as the unsecured amount) have been nonadmitted in the amount of $6 and $6 as of December 31, 2020 and 2019, respectively.

High Deductible

The Company establishes loss reserves for high deductible policies net of the insured’s contractual deductible (such deductibles are referred to as “reserve credits”). The Company establishes a nonadmitted asset for ten percent of paid losses recoverable in excess of collateral held on an individual insured basis, or for one hundred percent of paid losses recoverable where no collateral is held and amounts are outstanding for more than ninety days. Additionally, the Company establishes an allowance for doubtful accounts for such paid losses recoverable in excess of collateral and after nonadmitted assets. Similarly, the Company does not recognize reserve credit offsets to its estimate of loss reserves where such credits are deemed uncollectible, as the Company ultimately bears credit risk on the underlying policies’ insurance obligations.

The following table shows the counterparty exposure on unpaid claims and billed recoverable on paid claims for high deductibles by line of business as of December 31, 2020 and 2019:

December 31, 2020	Gross Loss Reserves	Reserve Credits on Unpaid Claims	Recoverable on Paid Claims	Total
Allied Lines	$485	$485	$7	$492
General Liabilities	550	550	6	556
Workers Compensation	3,353	3,353	32	3,385
Total	$4,388	$4,388	$45	$4,433

  14        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

As of December 31, 2020, both on-balance sheet and off-balance sheet collateral pledged to the Company related to deductible and paid recoverables was $150 and $3,094, respectively. Unsecured high deductible amounts related to unpaid claims and for paid recoverables for 2020 were $1,188, or 27% of the total high deductible. Additionally, as of December 31, 2020, the Company had recoverables on paid claims greater than 90 days overdue of $15, of which $4 have been nonadmitted.

December 31, 2019	Gross Loss Reserves	Reserve Credits on Unpaid Claims	Recoverable on Paid Claims	Total
Allied Lines	$423	$423	$7	$430
General Liabilities	481	481	6	487
Workers Compensation	3,352	3,352	35	3,387
Total	$4,256	$4,256	$48	$4,304

As of December 31, 2019, both on-balance sheet and off-balance sheet collateral pledged to the Company related to deductible and paid recoverables was $150 and $3,013, respectively. Unsecured high deductible amounts related to unpaid claims and for paid recoverables for 2019 were $1,142, or 27% of the total high deductible. Additionally, as of December 31, 2019, the Company had recoverables on paid claims greater than 90 days overdue of $23, of which $6 have been nonadmitted.

The following table shows the deductible amounts for the highest ten unsecured high deductible policies as of December 31, 2020 and 2019:

Counterparty*	Unsecured High Deductible Amounts

December 31,	2020	2019
Counterparty 1	$155	$142
Counterparty 2	100	89
Counterparty 3	53	86
Counterparty 4	50	74
Counterparty 5	50	69
Counterparty 6	47	54
Counterparty 7	40	51
Counterparty 8	39	35
Counterparty 9	34	22
Counterparty 10	25	21

*Actual counterparty is not named and may vary year over year. Additionally, a group of entities under common control is regarded as a single counterparty.

Deposit Accounting

Direct insurance transactions where management determines there is insufficient insurance risk transfer are recorded as deposits unless the policy was issued (i) in respect of the insured’s requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (ii) in respect of an excess insurer’s requirement for an underlying primary insurance policy in lieu of self-insurance, or (iii) in compliance with filed forms, rates and/or rating plans.

Assumed and ceded reinsurance contracts which do not transfer a sufficient amount of insurance risk are recorded as deposits with the net consideration paid or received recognized as a deposit asset or liability, respectively. Deposit assets are admitted if (i) the assuming company is licensed, accredited or qualified by the PA DOI, or (ii) the collateral (i.e., funds withheld, letters of credit or trusts) provided by the reinsurer meets all the requirements of the NY SAP, as applicable. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and expected future payments with a corresponding credit or charge to Other income (expense) in the Statements of Operations.

Deposit assets are recorded to Other assets within the Statements of Admitted Assets, refer to Note 11A. Deposit liabilities are recorded to Other liabilities within the Statements of Liabilities, Capital and Surplus, refer to Note 11B.

  15        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Premium Deficiency

The Company periodically reviews its expected ultimate losses with respect to its unearned premium reserves. A premium deficiency loss and related liability is established if the unearned premium reserves and related future investment income are collectively not sufficient to cover the expected ultimate loss projection. For purposes of premium deficiency tests, contracts are grouped in a manner consistent with how policies are marketed, serviced, and measured for the profitability of such contracts. As of December 31, 2020 and 2019, the Company did not incur any premium deficiency losses.

Retroactive Reinsurance

Reinsurance transactions involving the transfer of loss and LAE reserves associated with loss events that occurred prior to the effective date of the transfer are recorded as retroactive reinsurance and reported separately from Reserves for losses and loss adjustment expenses in the Statements of Liabilities, Capital and Surplus. Initial pre-tax gains or losses are recorded in Retroactive reinsurance gain within the Statements of Operations and Changes in Capital and Surplus with surplus gains recorded as Special surplus funds from reinsurance which is a component of Capital and Surplus that is restricted from dividend payment. Amounts recorded in Special surplus funds from reinsurance are considered to be earned surplus (i.e., transferred to Unassigned surplus) only when, and to the extent that, cash recoveries from the assuming entity exceed the consideration paid by the ceding entity. Special surplus funds from retroactive reinsurance are maintained separately for each respective retroactive reinsurance agreement; Special surplus funds from retroactive reinsurance account write-in entry on the balance sheet is adjusted, upward or downward, to reflect any subsequent increase or reduction in reserves ceded. The reduction in the special surplus funds is limited to the lesser of amounts recovered by the Company in excess of consideration paid or the surplus gain in relation to such agreement.

To the extent that the transfer of loss and LAE reserves associated with loss events that occurred prior to the effective date of the transfer is between affiliated entities and neither entity records a gain or loss in surplus, the transaction qualifies as an exception in the NAIC SAP accounting guidance and is accounted for as prospective reinsurance.

Insurance Related Acquisition Costs

Commissions, premium taxes, and certain underwriting costs are expensed as incurred and are included in Other underwriting expenses. The Company records an unearned ceding commission accrual equal to the excess of the ceding commissions received from reinsurers compared to the anticipated acquisition cost of the business ceded. This amount is amortized as an increase to income over the effective period of the reinsurance agreement in proportion to the amount of insurance coverage provided.

Provisions for Allowances and Unauthorized or Overdue Reinsurance

The recoverability of certain assets, including insurance receivables with counterparties, is reviewed periodically by management. A minimum reserve, as required under the NAIC Annual Statement Instructions for Property and Casualty Companies for Schedule F–Provision for Overdue Reinsurance for uncollectible reinsurance is recorded with an additional reserve required if an entity’s experience indicates that a higher amount should be provided. The minimum reserve is recorded as a liability and the change between years is recorded as a gain or loss directly to Unassigned fund (surplus) in the Statement of Liabilities, Capital and Surplus. Any reserve over the minimum amount is recorded on the statement of operations by reversing the accounts previously utilized to establish the reinsurance recoverable. Various factors are taken into consideration when assessing the recoverability of these asset balances including: the age of the related amounts due and the nature of the unpaid balance; disputed balances, historical recovery rates and any significant decline in the credit standing of the counterparty. PA SAP is applied in the determination of the Company’s Provision for reinsurance with concurrence from the NY DFS.

Reserves for Losses and Loss Adjustment Expenses

Reserves for case incurred but not reported (“IBNR”) and LAE losses are determined on the basis of actuarial specialists’ evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are reviewed and updated based on available information, and any resulting adjustments are recorded in the current period. Accordingly, newly established reserves for losses and LAE, or subsequent changes, are charged to income as incurred. In the event of loss recoveries through reinsurance agreements, loss and LAE reserves are reported net of reinsurance amounts recoverable for unpaid losses and LAE. Losses and LAE ceded through reinsurance are netted against losses and LAE incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsurance policy based upon the terms of the underlying contract. See Note 5 for further discussion of policies and methodologies for estimating the liabilities and losses.

Workers’ compensation reserves are discounted in accordance with NY DFS statutes; see Note 5 for further details.

  16        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Salvage and subrogation recoverables are estimated using past experience adjusted for current trends, and any other factors that would modify past experience. Estimated salvage and subrogation recoveries (net of associated expenses) are deducted from the liability for unpaid claims or losses.

Structured Settlements

In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity by the Company, generally from life insurers, to fund future claim obligations. In the event the life insurers providing the annuity do not meet their obligations, the Company would, in certain cases, become liable for the payments of benefits. As of December 31, 2020 there were no incurred losses, there has been no default by any of the participating life insurers and the Company has not reduced its loss reserves for any annuities purchased where it is both the owner and the payee. Management believes that based on the financial strength of the life insurers involved (mostly affiliates) the likelihood of the Company becoming liable, or incurring an incremental loss, is remote.

The estimated loss reserves eliminated by such structured settlement annuities and the unrecorded loss contingencies as of December 31, 2020 and 2019 were $1,264 and $1,303, respectively.

As of December 31, 2020, the Company had annuities with aggregate statement values in excess of one percent of its policyholders’ surplus with life insurer affiliates as follows:

Life Insurance Company	State of Domicile	Licensed in New York	Statement Value
American General Life Insurance Company of Texas	Texas	No	$ 152
American General Life Insurance Company of Delaware	Delaware	No	248
The United State Life Insurance Company in the City of New York	New York	Yes	812

Fair Value of Financial Instruments

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three ‘levels’ based upon the observability of inputs available in the marketplace as discussed below:

•

Level 1: Fair value measurements that are based upon quoted prices (unadjusted) in active markets that we have the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The quoted price for such instruments is not subject to adjustment.

•

Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

•

Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, we must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

  17        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The Company’s policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value (See Note 4 for the balance and activity of financial instruments). The valuation methods and assumptions used in estimating the fair values of financial instruments are as follows:

•

The fair values of bonds, mortgage loans, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arm’s length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchanges, brokers or custodians or the NAIC Capital Markets and Investment Analysis Office (“NAIC IAO”).

•

The fair value of derivatives is determined using quoted prices in active markets and other market evidence whenever possible, including market-based updates, broker or dealer quotations or alternative pricing sources.

•	The carrying value of all other financial instruments approximates fair value due to the short term nature.

Cash Equivalents and Short Term Investments

Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both; (a) readily convertible to known amounts of cash; and (b) so near their maturity that they present insignificant risk of changes in value because of changes in interest rates. Highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase are classified as short-term investments. Short-term investments are carried at amortized cost which approximates fair value.

Bonds and Loan Backed and Structured Securities

Bonds include any securities representing a creditor relationship, whereby there is a fixed schedule for one or more future payments such as US government agency securities, municipal securities, corporate and convertible bonds, and fixed income instruments. Loan-backed and structured securities (“LBaSS”) include residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), and asset-backed securities (“ABS”), pass-through securities, lease-backed securities, equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer.

Bonds and LBaSS with an NAIC IAO designation of “1” or “2” (considered to be investment grade) are carried at amortized cost. Bonds and LBaSS with an NAIC designation of “3”, “4”, “5”, “5GI”, “6” or “6*” (considered to be non-investment grade) are carried at the lower of amortized cost or fair value. LBaSS fair values are primarily determined using independent pricing services and broker quotes. Bonds and LBaSS that have not been filed with the NAIC IAO, and have not received a designation in over a year, are assigned a 5GI or 6* designation depending on if the obligor is current on contracted principal and interest. Bond and LBaSS securities are assigned a 5GI designation when the following conditions are met: a) the documentation required for a full credit analysis did not exist, b) the issuer/obligor has made all contractual interest and principal payments, and c) an expectation of repayment of interest and principal exists. Amortization of premium or discount on bonds and LBaSS is calculated using the effective yield method.

Additionally, mortgage-backed securities (“MBS”) and ABS prepayment assumptions are obtained from an outside vendor or internal estimates. The retrospective adjustment method is used to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

Mortgage Loans

Mortgage loans on real estate are carried at unpaid principal balances, net of unamortized premiums, discounts and impairments. Pre-payments of principal are recorded as a reduction in the mortgage loan balance. If a mortgage loan provides for a prepayment penalty or acceleration fee in the event the loan is liquidated prior to its scheduled termination date, such fees are reported as investment income when received. Interest income includes interest collected, the change in interest income due and accrued, the change in unearned interest income as well as amortization of premiums, discounts, and deferred fees and recorded as earned in investment income in the statement of operations.

Impaired loans are identified by management as loans in which it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. The Company accrues income on impaired loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Non-performing loan interest income that is delinquent more than 90 days is generally recognized on a cash basis.

  18        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Mortgage loans are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan’s effective interest rate, ii) the loan’s observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property occupancy, profile of the borrower and of the major property tenants, and economic trends in the market where the property is located. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Internal credit risk ratings are assigned based on the consideration of risk factors including past due status, debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and condition of the property.

Preferred Stocks

Perpetual preferred stocks with an NAIC rating of “P1” or “P2”, having characteristics of equity securities are carried at fair value. Redeemable preferred stocks with an NAIC rating of “RP1” or “RP2”, which have characteristics of debt securities, are carried at book value. All preferred stocks with an NAIC rating of “3” through “6” are carried at the lower of book or fair value.

Unaffiliated Common Stock Securities

Unaffiliated common stock investments are carried at fair value with changes in fair value recorded as unrealized gains (losses) in Unassigned surplus, or as realized losses in the event a decline in value is determined to be other than temporary. For FHLB capital stock, which is only redeemable at par, the fair value shall be presumed to be par, unless considered other-than-temporarily impaired.

Investments in subsidiaries and affiliated companies

Investments in non-publicly traded affiliates are recorded based on the underlying equity of the respective entity’s financial statements as presented on a basis consistent with the nature of the affiliates’ operations (including any nonadmitted amounts). The Company’s share of undistributed earnings and losses of affiliates is recorded as unrealized gains (losses) in Unassigned surplus.

Investments in joint ventures, partnerships and limited liability companies

Other invested assets include joint ventures and partnerships and are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains (losses). Additionally, other invested assets include investments in collateralized loans that are recorded at the lower of amortized cost and the fair value of the underlying collateral. Changes in carrying value resulting from adjustments where the fair value is less than amortized cost are recorded as unrealized gains (losses) in Unassigned surplus, while changes resulting from amortization are recorded as Net investment income.

Derivatives

Derivative financial instruments are accounted for at fair value using quoted prices in active markets and other market evidence whenever possible, including market-based inputs to valuation models, broker or dealer quotations or alternative pricing sources, reduced by the amount of collateral held or posted by the Company with respect to the derivative position. Changes in carrying value are recorded as unrealized gains (losses) in Unassigned surplus.

Net investment income and gain/loss

Investment income is recorded as earned and includes interest, dividends and earnings from subsidiaries, loans and joint ventures. Realized gains or losses on the disposition or impairment of investments are determined on the basis of specific identification.

Investment income due and accrued is assessed for collectability. The Company records a valuation allowance on investment income receivable when it is probable that an amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts receivable over 90 days past due, or 180 days past due for mortgage loans, that do not have a valuation allowance are nonadmitted by the Company.

  19        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Evaluating Investments for Other-Than-Temporary Impairment

If a bond is determined to have an OTTI in value the cost basis is written down to fair value as its new cost basis, with the corresponding charge to Net realized capital gains (losses) as a realized loss.

For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the original contractual terms.

For loan-backed and structured securities, an OTTI shall be considered to have occurred if the fair value of a security is below its amortized cost and management intends to sell or does not have the ability and intent to retain the security until recovery of the amortized cost (i.e., intent based impairment). When assessing the intent to sell a security, management evaluates relevant facts and circumstances including, but not limited to, decisions to rebalance the investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

In general, a security is considered a candidate for OTTI evaluation if it meets any of the following criteria:

•	The Company may not realize a full recovery on their investment based on lack of ability or intent to hold a security to recovery;
•	Fundamental credit risk of the issuer exists; and/or
•	Other qualitative/quantitative factors exist indicating an OTTI has occurred.

When a credit-related OTTI is present, the amount of OTTI recognized as a realized capital loss is equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected regardless of management’s ability or intent to hold the security.

Common and preferred stock investments whose fair value is less than their carrying value or is at a significant discount to acquisition value are considered to be potentially impaired. For securities with unrealized losses, an analysis is performed. Factors include:

•	If management intends to sell a security that is in an unrealized loss position then an OTTI loss is considered to have occurred;
•

If the investments are trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time based on facts and circumstances of the investment; or

•

If a discrete credit event occurs resulting in: (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under bankruptcy law or any similar laws intended for court supervised reorganization of insolvent enterprises; or, (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

•	If there are other factors precluding a full recovery of the investment.

Limited partnership investments whose fair value is less than its book value with a significant unrealized loss are considered candidates for OTTI. OTTI factors that are periodically considered include:

•	If an order of liquidation or other fundamental credit issues with the partnership exists;
•	If there is a significant reduction in scheduled cash flow activities between the Company and the partnership or fund during the year;
•	If there is an intent to sell, or the Company may be required to sell, the investment prior to the recovery of cost of the investment; or
•	If other qualitative/quantitative factors indicating an OTTI exist based on facts and circumstances of the investment.

Equities in Pools & Associations

The Company accounts for its participation in the business pooled via the Association (see Note 6) and its deposit in the Association by recording the Company’s share of:

•	direct and assumed premium as gross premium,
•	underwriting and net investment income results in the Statements of Operations and Changes in Capital and Surplus,
•	insurance and reinsurance balances in the Statements of Admitted Assets,
•

all other non-insurance assets and liabilities held by the Association, all of which are on its members’ behalf, as Equities in Underwriting Pools and Associations in the Statements of Admitted Assets, and

•	cashflows in the Statements of Cash Flows.

  20        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Foreign Currency Translation

Foreign currency denominated assets and liabilities are translated into U.S. dollars using rates of exchange prevailing at the period end date. Revenues, expenses, gains, losses and surplus adjustments, of non-U.S. operations are translated into U.S. dollars based on weighted average exchange rate for the period. All gains or losses due to translation adjustments are recorded as unrealized gains (losses) within Unassigned surplus in the Statements of Liabilities, Capital and Surplus. All realized gains and losses due to exchange differences between settlement date and transaction date resulting from foreign currency transactions, not in support of foreign insurance operations, are included in Net realized capital gains (losses) in the Statements of Operations and Changes in Capital and Surplus.

Retirement Plans, Deferred Compensation, Postemployment Benefits and Compensated Absences and Other Postretirement Benefit Plans

The Company’s employees participate in various AIG-sponsored defined benefit pension and postretirement plans. AIG, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans. AIG charges the Company and its insurance company affiliates pursuant to intercompany expense sharing agreements; the expenses are then shared by the pool participants in accordance with the pooling agreement.

The Company incurred employee related costs related to defined benefit and defined contribution plans during 2020, 2019 and 2018 of $5, $7 and $5, respectively.

Income Taxes

The Company files a consolidated U.S. federal income tax return with AIG. AIG has more than 300 subsidiaries which form part of this tax return. A complete listing of the participating subsidiaries is included in Note 8.

The Company is allocated U.S. federal income taxes based upon a tax sharing agreement (the “Tax Sharing Agreement”) with AIG, effective January 1, 2018, and approved by the Company’s Board of Directors. This agreement provides that the Company shall incur tax results that would have been paid or received by such company if it had filed a separate federal income tax return, with limited exceptions.

Additionally, while the agreement described above governs the current and deferred income tax recorded in the income tax provision, the amount of cash that will be paid or received for U.S. federal income taxes may at times be different. The terms of this agreement are based on principles consistent with the allocation of income tax expense or benefit on a separate company basis, except that:

•

The sections of the Internal Revenue Code relating to the Base Erosion Anti-abuse Tax (“BEAT”) are applied, but only if the AIG consolidated group is subject to BEAT in the Consolidated Tax Liability, and;

•

The impact of Deferred Intercompany Transactions (as defined in Treas. Reg. §1.1502-13(b)(1), if the “intercompany items” from such transaction, as defined in Treas. Reg. §1.1502-13(b)(2), have not been taken into account pursuant to the “matching rule” of Treas. Reg. §1.1502-13(c)), are excluded from current taxation, provided however, that the Company records the appropriate deferred tax asset and/or deferred tax liability related to the gain or loss and includes such gain or loss in its separate return tax liability in the subsequent tax year when the deferred tax liability or deferred tax asset becomes current.

The Company has an enforceable right to recoup federal income taxes in the event of future net losses that it may incur or to recoup its net losses carried forward as an offset to future net income subject to federal income taxes.

Under the Tax Sharing Agreement, income tax liabilities related to uncertain tax positions and tax authority audit adjustments (“TAAAs”) shall remain with the Company for which the income tax liabilities relate. Furthermore, if and when such income tax liabilities are realized or determined to no longer be necessary, the responsibility for any additional income tax liabilities, benefits or rights to any refunds due, remains with the Company.

In accordance with Circular Letter 1979-33 issued by the NY DFS, AIG shall establish and maintain an escrow account for amounts where the Company’s separate return liability exceeds the AIG consolidated tax liability. As of December 31, 2020, the Company’s separate return liability did not exceed the AIG consolidated tax liability and therefore no amounts were maintained in escrow.

  21        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Deferred Taxes

The Company evaluates the recoverability of deferred tax assets and establishes a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized (“adjusted gross deferred tax asset”). The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires management to weigh all positive and negative evidence to reach a conclusion that it is more likely than not that all or some portion of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it would be to support a conclusion that a valuation allowance is not needed.

The Company’s framework for assessing the recoverability of deferred tax assets requires it to consider all available evidence, including:

•	the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;
•	the sustainability of recent operating profitability of our subsidiaries;
•	the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;
•	the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences; and
•	prudent and feasible actions and tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax asset.

The adjusted gross deferred tax asset is then assessed for statutory admissibility. The reversing amount eligible for loss carryback or the amount expected to be realized in three years is admissible, subject to the defined surplus limitation. The remaining adjusted gross deferred tax asset can be admitted to the extent of offsetting deferred tax liabilities.

2.	Accounting Adjustments to Statutory Basis Financial Statements

A.	Change in Accounting Principles

2020 Changes

In 2020, there were no significant changes or modifications in the Statements of Statutory Accounting Principles (“SSAP”).

2019 Changes

In 2019, the Company revised its accounting policy of investments in hedge funds accounted for as equity method investments. These investments were no longer accounted for using a one month lag. The cumulative impact on the Company’s surplus as of December 31, 2018 was a decrease of $39 and was reflected as a Cumulative effect of changes in accounting principles within surplus.

In 2019, there were no significant changes or modifications in the SSAP.

2018 Changes

In 2018, there were no significant changes or modifications in the SSAP.

  22        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

B.	Adjustments to Surplus

During 2020, 2019 and 2018 the Company identified corrections that resulted in after-tax statutory adjustments to beginning capital and surplus of $(9), $21 and $72, respectively. In accordance with SSAP No. 3, Accounting Changes and Corrections of Errors (“SSAP 3”), the corrections of errors have been reported in the 2020, 2019 and 2018 statutory financial statements as adjustments to Unassigned surplus. The impact of the 2020 corrections would have decreased the 2019 and 2018 pre-tax income by $2 and $0, respectively. Management has concluded that the effects of these errors on the previously issued financial statements were immaterial based on a quantitative and qualitative analysis. The impact to surplus, assets and liabilities as of January 1, 2020, 2019 and 2018 is presented in the following tables:

2020 Adjustments	Policyholders’ Surplus	Total Admitted Assets	Total Liabilities
Balance at December 31, 2019	$5,995	$22,965	$16,970
Adjustments to beginning Capital and Surplus:
Asset corrections	-	-	-
Liability corrections	-	-	-
Income tax corrections	(9)	(9)	-
Total adjustments to beginning Capital and Surplus	(9)	(9)	-
Balance at January 1, 2020 as adjusted	$5,986	$22,956	$16,970

An explanation for each of the adjustments for prior period corrections is described below:

Income tax corrections – The decrease in the tax assets is primarily the result of a) corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities and b) the tax effect of the corresponding change in asset realization and liability corrections.

2019 Adjustments	Policyholders’ Surplus	Total Admitted Assets	Total Liabilities
Balance at December 31, 2018	$5,923	$24,667	$18,744
Adjustments to beginning Capital and Surplus:
Asset corrections	-	-	-
Liability corrections	9	-	(9)
Income tax corrections	12	12	-
Total adjustments to beginning Capital and Surplus	21	12	(9)
Balance at January 1, 2019 as adjusted	$5,944	$24,679	$18,735

An explanation for each of the adjustments for prior period corrections is described below:

Liability corrections – The decrease in total liabilities is primarily the result of a) Premium overstatement and b) foreign exchange translation correction on Japan Yen business.

Income tax corrections – The increase in the tax assets is primarily the result of a) corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities and b) the tax effect of the corresponding change in asset realization and liability corrections.

2018 Adjustments	Policyholders’ Surplus	Total Admitted Assets	Total Liabilities
Balance at December 31, 2017	$6,238	$25,638	$19,400
Adjustments to beginning Capital and Surplus:
Asset corrections	56	56	-
Liability corrections	6	-	(6)
Income tax corrections	10	10	-
Total adjustments to beginning Capital and Surplus	72	66	(6)
Balance at January 1, 2018 as adjusted	$6,310	$25,704	$19,394

  23        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 And 2019 And for years ended December 31, 2020, 2019 And 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

An explanation for each of the adjustments for prior period corrections is described below:

Asset corrections – The increase in net admitted assets is primarily the result of a) an understatement in the carrying value of an investment impacting 2017 financials; b) deposit accounting not recorded within contract terms.

Liability corrections – The decrease in total liabilities is primarily the result of a) a net decrease in unearned premium reserves on multi-year direct policies; partially offset by b) an increase due to an over-cession of premiums and losses on a specific program.

Income tax corrections – The increase in the tax assets is primarily the result of a) corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities and b) the tax effect of the corresponding change in asset realization and liability corrections.

3.	Investments

A.	Bond Investments

The reconciliations from carrying value to fair value of the Company’s bond investments as of December 31, 2020 and 2019 are outlined in the tables below:

December 31, 2020	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. governments	$175	$8	$(1)	$182
All other governments	120	3	(2)	121
States, territories and possessions	248	52	-	300
Political subdivisions of states, territories and possessions	208	10	-	218
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political subdivisions	2,503	152	(4)	2,651
Industrial and miscellaneous	10,463	732	(34)	11,161
Total	$13,717	$957	$(41)	$14,633

December 31, 2019	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. governments	$267	$3	$-	$270
All other governments	116	2	(2)	116
States, territories and possessions	361	34	-	395
Political subdivisions of states, territories and possessions	298	9	-	307
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political subdivisions	2,492	97	(2)	2,586
Industrial and miscellaneous	9,743	614	(17)	10,340
Total	$13,277	$759	$(21)	$14,014

  24        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The carrying values and fair values of bonds at December 31, 2020, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

December 31, 2020	Carrying Value	Fair Value
Due in one year or less	$533	$537
Due after one year through five years	2,287	2,397
Due after five years through ten years	1,659	1,758
Due after ten years	1,407	1,597
Structured securities	7,954	8,469
Total	$13,840	$14,758

B.	Mortgage Loan Investments

The minimum and maximum lending rates for mortgage loans during 2020 were:

Category	Minimum Lending Rate %	Maximum Lending Rate %
Office	2.3%	3.5%
Hotel/Motel	12.0%	12.0%
Residential	2.9%	4.5%

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 80 percent. The Company’s mortgage loan portfolio is current as to payments of principal and interest, for both periods presented. There were no significant amounts of nonperforming mortgages (defined as those loans where payment of contractual principal or interest is more than 90 days past due) during any of the periods presented. The Company did not have any advanced amounts for taxes or assessments. The following table details an analysis of mortgage loans as of December 31, 2020 and 2019:

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
2020
Recorded Investment
Current	$-	$-	$194	$-	$1,824	$-	$2,018
30 - 59 days past due	-	-	-	-	-	-	-
60 - 89 days past due	-	-	1	-	-	-	1
90 - 179 days past due	-	-	-	-	24	-	24
Greater than 180 days past due	-	-	1	-	-	-	1
Total	$-	$-	$196	$-	$1,848	$-	$2,044
2019
Recorded Investment
Current	$-	$-	$398	$-	$2,066	$73	$2,537
30 - 59 days past due	-	-	-	-	-	-	-
60 - 89 days past due	-	-	1	-	-	-	1
90 - 179 days past due	-	-	1	-	-	-	1
Greater than 180 days past due	-	-	-	-	-	-	-
Total	$-	$-	$400	$-	$2,066	$73	$2,539

C.	Loan-Backed and Structured Securities

The Company did not record any non-credit OTTI losses during 2020, 2019 and 2018 for LBaSS.

As of December 31, 2020, 2019 and 2018, the Company held LBaSS for which it recognized $31, $13 and $43, respectively, of credit-related OTTI based on the present value of projected cash flows being less than the amortized cost of the securities.

  25        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The following table shows the aggregate unrealized losses and related fair value relating to those securities for which an OTTI has not been recognized as of the reporting date and the length of time that the securities have been in a continuous unrealized loss position:

Years Ended December 31,	2020	2019
Aggregate unrealized losses:
Less than 12 Months	$28	$9
12 Months or longer	$13	$10
Aggregate related fair value of securities with unrealized losses:
Less than 12 Months	$1,158	$1,013
12 Months or longer	$449	$511

D.	Unrealized losses

The fair value of the Company’s bonds and stocks that had gross unrealized losses (where fair value is less than amortized cost) as of December 31, 2020 and 2019 are set forth in the tables below:

December 31, 2020	Less than 12 Months		12 Months or Longer		Total
Description of Securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. governments	$8	$(1)	$-	$-	$8	$(1)
All other governments	17	(11)	4	(5)	21	(16)
States, territories and possessions	17	-	-	-	17	-
Political subdivisions of states, territories and possessions	-	-	-	-	-	-
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political subdivisions	339	(4)	1	-	340	(4)
Industrial and miscellaneous	1,376	(45)	477	(29)	1,853	(74)
Total bonds	$1,757	$(61)	$482	$(34)	$2,239	$(95)
Non-affiliated	10	(1)	-	-	10	(1)
Total common stocks	$10	$(1)	$-	$-	$10	$(1)
Total bonds and stocks	$1,767	$(62)	$482	$(34)	$2,249	$(96)

December 31, 2019	Less than 12 Months		12 Months or Longer		Total
Description of Securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. governments	$22	$-	$-	$-	$22	$-
All other governments	13	(7)	7	(6)	20	(13)
States, territories and possessions	-	-	-	-	-	-
Political subdivisions of states, territories and possessions	4	-	-	-	4	-
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political subdivisions	126	(1)	149	(1)	275	(2)
Industrial and miscellaneous	1,289	(25)	444	(17)	1,733	(42)
Total bonds	$1,454	$(33)	$600	$(24)	$2,054	$(57)
Non-affiliated	26	-	-	-	26	-
Total common stocks	$26	$-	$-	$-	$26	$-
Total bonds and stocks	$1,480	$(33)	$600	$(24)	$2,080	$(57)

  26        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

E.	Realized Gains Losses

Proceeds from sales and associated gross realized gains (losses) for the years ended December 31, 2020, 2019 and 2018 were as follows:

Years ended December 31	2020		2019		2018
	Bonds	Equity Securities	Bonds	Equity Securities	Bonds	Equity Securities
Proceeds from sales	$1,222	$34	$2,020	$108	$1,924	$339
Gross realized gains	89	-	88	8	14	21
Gross realized losses	(30)	-	(17)	-	(27)	-

F.	Derivative Financial Instruments

The Company holds currency as well as interest rate derivative financial instruments in the form of currency swaps, interest rate swaps, and currency forwards and futures to manage risk from currency exchange rate fluctuations, and the impact of such fluctuations to surplus and cash flows on investments or loss reserves. While not accounted for under hedge accounting, the currency derivatives are economic hedges of the Company’s exposure to fluctuations in the value of receipts on certain investments held by the Company denominated in foreign currencies (primarily GBP and EUR), or of the Company’s exposure to fluctuations in recorded amounts of loss reserves denominated in foreign currencies (primarily JPY). Additionally, interest rate derivatives were entered into to manage risk from fluctuating interest rates in the market, and the impact of such fluctuations to surplus and cash flows on investments or loss reserves. The interest rate derivatives are cash flow hedges of the company’s exposure to fluctuations in LIBOR/EURIBOR rates on investments in collateralized loan obligations.

Market Risk

The Company is exposed under these types of contracts to fluctuations in value of the swaps and forwards and variability of cash flows due to changes in interest rates and exchange rates.

Credit Risk

The current credit exposure of the Company’s derivative contracts is limited to the fair value of such contracts. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral.

Cash Requirements

The Company is subject to collateral requirements on its currency and interest rate derivative contracts. Additionally, the Company is required to make currency exchanges on fixed dates and fixed amounts or fixed exchange rates, or make a payment in the amount of foreign currency physically received on certain foreign denominated investments. For interest rate swaps, the Company is required to make payments based on a floating rate (LIBOR/EURIBOR) on a fixed payment date.

The Company has determined that the currency and interest rate derivatives do not qualify for hedge accounting under the criteria set forth in SSAP No. 86, Accounting for Derivative Instruments and Hedging Transactions (“SSAP 86”). As a result, the Company’s currency and interest rate contracts are accounted for at fair value and the changes in fair value are recorded as unrealized gains (losses) within the Statements of Operations and Changes in Capital and Surplus until the contract expires, paid down or is redeemed early. In the event a contract is fully redeemed before its expiration, the related unrealized amounts will be recognized in Net realized capital gains (losses). Furthermore, if the contract has periodic payments or fully matures, any related unrealized amounts are recognized in Net investment income earned.

The Company did not apply hedge accounting to any of its derivatives for any period in these financial statements. The following tables summarize the outstanding notional amounts, the fair values and the realized and unrealized gains or losses of the derivative financial instruments held by the Company for the years ended December 31, 2020 and 2019.

  27        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

	December 31, 2020		Year ended December 31, 2020

Derivative Financial Instrument	Outstanding Notional Amount	Fair Value	Realized capital gains/ (losses)	Unrealized capital gains / (losses)
Swaps	$2,185	$(39)	$2	$(29)
Forwards	956	17	-	17
Total	$3,141	$(22)	$2	$(12)

	December 31, 2019		Year ended December 31, 2019

Derivative Financial Instrument	Outstanding Notional Amount	Fair Value	Realized Capital gains/(losses)	Unrealized capital gains / losses
Swaps	$2,075	$(9)	$-	$(13)
Forwards	54	-	-	-
Total	$2,129	$(9)	$-	$(13)

G.	Other Invested Assets

During 2020, 2019 and 2018, the Company recorded OTTI losses on investments in joint ventures and partnerships of $56, $48, and $91, respectively.

H.	Investment Income

The Company did not have any accrued investment income receivables over 90 days past due as of December 31, 2020 and 2019. Investment expenses of $29, $30 and $36 were included in Net investment income earned for the years ended December 31, 2020, 2019 and 2018, respectively.

I.	Restricted Assets

The Company had securities deposited with regulatory authorities, as required by law, with a carrying value of $1,948 and $1,604 as of December 31, 2020 and 2019, respectively.

4.	Fair Value of Financial Instruments

The following tables present information about financial instruments carried at fair value on a recurring basis and indicate the level of the fair value measurement as of December 31, 2020 and 2019:

December 31, 2020	Level 1	Level 2	Level 3	Total
Bonds	$-	$283	$46	$329
Common stocks	10	-	-	10
Mutual funds	-	-	1	1
Derivative assets	-	50	-	50
Derivative liabilities	-	(72)	-	(72)
Total	$10	$261	$47	$318

December 31, 2019	Level 1	Level 2	Level 3	Total
Bonds	$-	$227	$139	$366
Common stocks	14	-	37	51
Mutual funds	-	-	2	2
Derivative assets	-	29	-	29
Derivative liabilities	-	(37)	-	(37)
Total	$14	$219	$178	$411

  28        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

A.	Fair Value Measurements in Level 3 of the Fair Value Hierarchy

The following tables show the balance and activity of financial instruments classified as level 3 in the fair value hierarchy for the years ended December 31, 2020 and 2019.

	Beginning Balance at January 1, 2020	Transfers into Level 3	Transfers out of Level 3	Total Gains (Losses) included in Net Income	Total Gains (Losses) Included in Surplus	Purchases, Sales, Issuances, Settlements, Net	Balance at December 31, 2020
Bonds	$139	$116	$(117)	$(4)	$-	$(88)	$46
Common stocks	37	28	-	(2)	(3)	(60)	-
Mutual funds	2	-	-	-	-	-	2
Total	$178	$144	$(117)	$(6)	$(3)	$(148)	$48

	Beginning Balance at January 1, 2019	Transfers into Level 3	Transfers out of Level 3	Total Gains (Losses) included in Net Income	Total Gains (Losses) included in Surplus	Purchases, Sales, Issuances, Settlements, Net	Balance at December 31, 2019
Bonds	$96	$203	$(67)	$(3)	$10	$(100)	$139
Common stocks	25	-	-	(2)	-	14	37
Mutual funds	-	1	-	-	1	-	2
Total	$121	$204	$(67)	$(5)	$11	$(86)	$178

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data or when the asset is no longer carried at fair value. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant inputs becoming observable or when a long-term interest rate significant to a valuation becomes short-term and this observable. Transfers out of Level 3 can also occur due to favorable credit migration resulting in a higher NAIC designation. Securities are generally transferred into Level 3 due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The Company’s policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value.

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available to us, such as data from independent third-party valuation service providers and from internal valuation models. Because input information from third-parties with respect to certain Level 3 instruments may not be reasonably available to the Company, balances shown below may not equal total amounts reported for such Level 3 assets.

	Fair Value at December 31, 2020	Valuation Technique	Unobservable Input	Range (Weighted Average)
Assets:
Bonds	$5	Discounted cash flow	Yield	4.14%-5.72% (4.73%)

  29        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

B.	Fair Value of all Financial Instruments

The table below details the fair value of all financial instruments except for those accounted for under the equity method as of December 31, 2020 and 2019:

December 31, 2020	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carry Value)
Bonds	$14,633	$13,717	$-	$11,016	$3,617	$-
Cash equivalents and short term investments	155	155	23	60	73	-
Common stocks	17	17	10	7	-	-
Derivative assets	50	50	-	50	-	-
Derivative liabilities	(72)	(72)	-	(72)	-	-
Mortgage loans	2,141	2,043	-	-	2,141	-
Mutual funds	1	1	-	-	1	-
Total	$16,925	$15,911	$33	$11,061	$5,832	$-

December 31, 2019	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carry Value)
Bonds	$14,014	$13,277	$2	$10,277	$3,735	$-
Cash equivalents and short term investments	342	342	280	61	-	-
Common stocks	61	61	14	9	37	-
Derivative assets	29	29	-	29	-	-
Derivative liabilities	(37)	(37)	-	(37)	-	-
Mortgage loans	2,615	2,539	-	-	2,615	-
Mutual funds	2	2	-	-	2	-
Preferred stocks	71	17	-	71	-	-
Total	$17,097	$16,230	$296	$10,410	$6,389	$-

5.	Reserves for Losses and Loss Adjustment Expenses

A roll forward of the Company’s net reserves for losses and LAE as of December 31, 2020, 2019 and 2018, is set forth in the table below:

December 31,	2020	2019	2018
Reserves for losses and LAE, end of prior year	$9,732	$10,935	$12,115
Incurred losses and LAE related to:
Current accident year	3,599	3,772	4,000
Prior accident year	22	(39)	260
Total incurred losses and LAE	$3,621	$3,733	$4,260
Paid losses and LAE related to:
Current accident year	(1,307)	(1,214)	(1,182)
Prior accident year	(3,067)	(3,722)	(4,258)
Total paid losses and LAE	(4,374)	(4,936)	(5,440)
Reserves for losses and LAE, end of current year	$8,979	$9,732	$10,935

During 2020, after applying the impact of the ADC, the Company reported net unfavorable incurred loss and LAE of approximately $22. This was due to the changes in discount of $8 as a result of interest rate fluctuations. This results in an unfavorable prior year development (“PYD”) of $30.

•

Unfavorable development in U.S. Financial Lines, notably D&O, Employment Practices Liability (“EPLI”), Mergers and Acquisitions, Cyber and Non-Medical Professional Errors & Omissions business where the Company reacted to increasing frequency and severity in recent accident years;

•	Unfavorable development in Personal Lines where the Company reacted to adverse development in Homeowners and Umbrella.

  30        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

During 2019, after applying the impact of the ADC, the Company reported net favorable incurred loss and LAE of approximately $39. This was due to the changes in discount of $37 as a result of interest rate fluctuations. This results in a favorable prior year development (“PYD”) of $2.

The favorable prior year development is generally a result of the following:

•	Favorable development on 2017 Hurricanes and 2017 California Wildfires subrogation recoverables in Commercial Property and Personal Lines;
•

Favorable development on Workers Compensation, both guaranteed cost business and large deductible and Defense Base Act business (covering government contractors serving at military bases overseas) where we reacted to favorable loss trends in recent accident years.

During 2018, after applying the impact of the ADC, the Company reported net unfavorable prior year development on loss and LAE reserves of approximately $260, which includes a decrease in loss reserve discount on prior accident years of $24. Under the ADC, 80 percent of the reserve risk on substantially all of our commercial long-tail exposures for accident years 2015 and prior is ceded to NICO. Excluding the impact of the ADC, the Company recognized unfavorable prior year loss reserve development of $491.

The 2018 unfavorable prior year development is generally a result of the following:

•

Unfavorable prior year development in excess casualty, driven by the combination of construction defect and construction wrap claims from accident years 2015 and prior where we reacted to significant increases in severity and longer claim reporting patterns, as well as higher than expected loss severity in accident years 2016 and 2017, which led to an increase in estimates for these accident years;

•

Unfavorable prior year development in financial lines, primarily from directors & officers (D&O) and employment practices liability (EPLI) policies covering corporate and national insureds as well as private and not-for-profit insureds. This development was predominantly in accident years 2014-2017 and resulted largely from increases in severity as the frequency of class action lawsuits increased in those years; and

•	Unfavorable prior year development in personal lines reflecting an increase in estimates in respect of the California Wildfires and Hurricane Irma.

The Company’s reserves for losses and LAE have been reduced for anticipated salvage and subrogation of $234, $310 and $249 for the years ended December 31, 2020, 2019 and 2018, respectively. The Company paid $5, $13 and $9 in the reporting period to settle 137, 148 and 204 claims related to extra contractual obligations or bad faith claims stemming from lawsuits for the years ended December 31, 2020, 2019 and 2018, respectively.

A. Asbestos/Environmental Reserves

The Company has indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1986 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company’s future operating results or financial position.

  31        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The Company has exposure to asbestos and/or environmental losses and LAE costs arising from pre-1986 general liability, product liability, commercial multi-peril and excess liability insurance or reinsurance policies as noted below:

	Asbestos Losses			Environmental Losses
December 31,	2020	2019	2018	2020	2019	2018
Direct
Loss and LAE reserves, beginning of year	$734	$727	$797	$307	$285	$215
Incurred losses and LAE	(61)	54	(17)	(1)	51	97
Calendar year paid losses and LAE	(55)	(47)	(53)	(20)	(29)	(27)
Loss and LAE Reserves, end of year	$618	$734	$727	$286	$307	$285

Assumed reinsurance
Loss and LAE reserves, beginning of year	$305	$316	$258	$18	$17	$19
Incurred losses and LAE	1	4	76	1	2	(1)
Calendar year paid losses and LAE	(14)	(15)	(18)	(1)	(1)	(1)
Loss and LAE Reserves, end of year	$292	$305	$316	$18	$18	$17

Net of reinsurance
Loss and LAE reserves, beginning of year	$1	$1	$1	$-	$-	$-
Incurred losses and LAE	-	-	-	-	-	-
Calendar year paid losses and LAE	-	-	-	-	-	-
Loss and LAE Reserves, end of year	$1	$1	$1	$-	$-	$-

The Company estimates the full impact of the asbestos and environmental exposure by establishing case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management’s judgment after reviewing all the available loss, exposure, and other information.

Included in the above table are loss and LAE - IBNR and bulk reserves arising from pre-1986 general liability, product liability, commercial multi-peril and excess liability insurance or reinsurance policies as noted below:

Asbestos	Loss Reserves		LAE Reserves
December 31,	2020	2019	2020	2019
Direct basis:	$233	$364	$26	$40
Assumed reinsurance basis:	106	116	12	13
Net of ceded reinsurance basis:	-	-	-	-

Environmental	Loss Reserves		LAE Reserves
December 31,	2020	2019	2020	2019
Direct basis:	$119	$133	$51	$57
Assumed reinsurance basis:	5	6	2	2
Net of ceded reinsurance basis:	-	-	-	-

B.	Loss Portfolio Transfer

On February 12, 2018, the Company and certain AIG affiliated insurers (collectively, the “Reinsureds” (as cedants), each of which is a member of the Combined Pool) commuted certain loss portfolio reinsurance agreements with Eaglestone (as reinsurer). The commuted reinsurance agreements with Eaglestone related to environmental impairment liability and related exposures, pre-1986 environmental, public entity, occupational accident exposures, miscellaneous run-off general liability and workers’ compensation exposures, and selected physicians and surgeons professional liability policies. The commutation settlement was equal to the statutory balances as of the January 1, 2017 effective date.

On the same date, the Reinsureds (as cedants), Eaglestone (as original reinsurer), and Fortitude Re (as replacement reinsurer), and registered Class 4 and Class E reinsurer in Bermuda, entered into a novation agreement whereby obligations of excess workers’ compensation business previously ceded by the Reinsureds to Eaglestone were transferred to Fortitude Re. The novation consideration was equal to the total statutory reserves ceded to Eaglestone as of the January 1, 2017 effective date.

  32        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Further, and also on the same date, a book of assumed reinsurance business of the Reinsureds, which was previously embedded in one of the LPTs that was commuted, was ceded back to Eaglestone as a separate LPT (“Re-ceded Portfolio”) on a fund transferred basis with settlement equal to the statutory balances as of the January 1, 2017 effective date, resulting in no gain in surplus to the Reinsureds.

Finally, the Reinsureds (as cedants) ceded substantially all commuted business as detailed above through various LPT reinsurance agreements to Fortitude Re (as replacement reinsurer). Additionally, at the same time, the Reinsureds also ceded to Fortitude Re additional business related to certain excess workers’ compensation (accident years 2011 and 2012), certain pollution legal liability, buffer trucking, some healthcare primary and excess product coverages businesses. The consideration for the above reinsurance agreements is equal to the statutory book value of the ceded liabilities as of the January 1, 2017 effective date, resulting in no gain in surplus to the Reinsureds. The consideration was settled on a funds withheld basis. Interest on the funds withheld is determined by the total return of a certain earmarked portfolio of assets owned by the Reinsureds.

The recording of these transactions by the Reinsureds in the first quarter of 2018 required the reversal of interest expense on funds held due to Eaglestone on the commuted portfolios and the recognition of interest expense due to Fortitude Re on the commuted portfolios and the new cessions, in order to record the effect of the transaction as of the stated effective date of January 1, 2017.

A reconciliation of change in reserves and corresponding consideration (paid) received for the above transactions between Eaglestone, Fortitude Re and the Reinsureds for the effective date of January 1, 2017 are shown below:

Company	Novation	Commutation	LPTs (Previously commuted business and 2016 Exit Portfolio)	Re-ceded Portfolio	Total
Reserves
Eaglestone Reinsurance Company	$(1,577)	$(2,895)	$-	$41	$(4,431)
Fortitude Reinsurance Company	1,577	-	4,013	-	5,590
Combined Pool Companies:
National Union Fire Ins. Co. of Pittsburgh, Pa.	-	1,013	(1,405)	(14)	(406)
American Home Assurance Company	-	1,013	(1,405)	(14)	(406)
Lexington Insurance Company	-	869	(1,203)	(13)	(347)
Total Combined Pool	-	2,895	(4,013)	(41)	(1,159)

Consideration (Paid) Received as Funds Held, Cash and Securities
Eaglestone Reinsurance Company	(1,734)	(2,895)	-	41	(4,588)
Fortitude Reinsurance Company	1,734	-	4,013	-	5,747
Combined Pool Companies:
National Union Fire Ins. Co. of Pittsburgh, Pa.	-	1,013	(1,405)	(14)	(406)
American Home Assurance Company	-	1,013	(1,405)	(14)	(406)
Lexington Insurance Company	-	869	(1,203)	(13)	(347)
Total Combined Pool	-	2,895	(4,013)	(41)	(1,159)

  33        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The below table presents the reserves as of December 31, 2017 that were transferred during 2018 between Eaglestone, Fortitude Re and the Reinsureds for the above transactions:

Company	Novation	Commutation	LPTs (Previously commuted business and 2016 Exit Portfolio)	Re-ceded Portfolio	Total Change in Reserves
Eaglestone Reinsurance Company	$(1,477)	$(2,567)	$-	$32	$(4,012)
Fortitude Reinsurance Company	1,477	-	3,442	-	4,919
Combined Pool Companies:
National Union Fire Ins. Co. of Pittsburgh, Pa.	-	898	(1,205)	(11)	(318)
American Home Assurance Company	-	898	(1,205)	(11)	(318)
Lexington Insurance Company	-	771	(1,032)	(10)	(271)
Total Combined Pool	-	2,567	(3,442)	(32)	(907)

C.	Discounting of Liabilities for Unpaid Losses or Unpaid Loss Adjustment Expenses

The Company discounts its workers’ compensation (both tabular and non-tabular) reserves.

The calculation of the Company’s tabular discount is based upon the mortality table used in the 2007 US Decennial Life Table, and applying a 5.0 percent and 3.5 percent interest rate as of December 31, 2020 and 2019, respectively. Only case basis reserves are subject to tabular discounting. The December 31, 2020 and 2019 liabilities include $631 and $570 of such discounted reserves, respectively.

Tabular Reserve Discount

The table below presents the amount of tabular discount applied to the Company’s reserves as of December 31, 2020, 2019 and 2018.

Lines of Business	2020	2019	2018
Workers’ Compensation
Case Reserves	$161	$124	$135

As of December 31, 2020, 2019 and 2018, the tabular case reserve discount is presented net of the ceded discount related to the ADC of $301, $203, and $184, respectively.

Non-Tabular Discount

The Company’s non-tabular workers’ compensation case reserves are discounted using the Company’s own payout pattern and a 5 percent interest rate, as prescribed by NY SAP. The table below presents the amount of non-tabular discount applied to the Company’s reserves as of December 31, 2020, 2019 and 2018.

Lines of Business	2020	2019	2018
Workers’ Compensation
Case Reserves	$116	$133	$73

As of December 31, 2020, 2019 and 2018, the non-tabular case reserve discount is presented net of the ceded discount related to the ADC of $19, $142, and $193, respectively.

  34        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

6.	Related Party Transactions

A.	American International Overseas Association

AIG formed the Association, a Bermuda exempted limited partnership, in 1976, as the pooling mechanism for AIG’s international general insurance operations. At the time of forming the Association, the member companies thereto entered into an Inter-Reinsurance Agreement (“IRA”) to govern the business pooled in the Association. Immediately prior to June 1, 2019, the participation percentages for the Association pool members companies are set forth in the table below:

Member Company	NAIC Co. Code	Participation Percent
Combined Pool Member companies, as follows:
National Union	19445	78%
New Hampshire	23841	12%
American Home	19380	10%

Effective June 1, 2019, the IRA was commuted. Notwithstanding the commutation, all of the business at issue continues to be pooled in accordance with the Combined Pooling Agreement referenced in Note 6A.

Therefore, the commutation has no net impact to the member companies of the Combined Pool. However, the commutation, together with associated operational changes, has resulted in an increase in direct underwriting activity being reported by certain member companies of the Combined Pool.

B.	Significant Transactions

The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2020, 2019 and 2018 between the Company and affiliated companies in which the value exceeded one-half of one percent of the Company’s admitted assets as of December 31, 2020, 2019 and 2018:

			2020
			Assets Received by the Company		Assets Transferred by the Company
Date of Transaction	Explanation of Transaction	Name of Affiliate	Statement Value	Description	Statement Value	Description
03/25/20	Purchase of securities	National Union	$183	Securities	$183	Cash
06/09/20	Capital Contribution	AIG PC US	245	Cash	-	-
12/29/20	Purchase of securities	National Union	115	Securities	115	Cash
Various	Capital Contribution	AHAC DECO Sub LLC	-	-	302	Securities

			2019
			Assets Received by the Company		Assets Transferred by the Company
Date of Transaction	Explanation of Transaction	Name of Affiliate	Statement Value	Description	Statement Value	Description
01/30/19	Purchase of securities	National Union	$154	Securities	$154	-
02/13/19	Return of Capital	AIG PC US	-	-	486	Securities

			2018
			Assets Received by the Company		Assets Transferred by the Company
Date of Transaction	Explanation of Transaction	Name of Affiliate	Statement Value	Description	Statement Value	Description
12/31/18	Capital Contribution	AIG PC US	$150	Receivables	$-	-

  35        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Glatfelter Insurance Group Reinsurance Company (“GIG Re”) Novation

On January 1, 2020, GIG Re novated its Munich Re 2019 & prior in-force reinsurance business to National Union accounted for as retroactive reinsurance and reported separately from Reserves for losses and loss adjustment expenses in the Statements of Liabilities, Capital and Surplus. The novation consideration was equal to the total statutory reserves and resulted in no gain or loss on the transaction. Further, GIG RE commuted its National Union business back to National Union. As a result, total reserves transferred to the Combined Pool were $261 of Loss and LAE and $129 of unearned premium of which the Company’s proportionate share was $91 of Loss and LAE and $45 of unearned premium.

The novation was accounted for as retroactive reinsurance in accordance with SSAP 62R.

Lexington Insurance Company (“Lexington”) and American International Reinsurance Company, Ltd. (“AIRCO”) Commutation

During 2020, Lexington and AIRCO entered into a commutation agreement which partially commutes the Casualty Quota Share Reinsurance Contract (“QS Agreement”) which was in effect since January 1, 2010. As a result of the commutation, the companies settled the obligations and liabilities known and unknown of Lexington under the 2016-2019 accident years of the QS Agreement. Any obligations or liabilities of the companies under the 2010-2015 and 2020 Accident Years will continue to be settled under modified QS Agreement.

As a result of the commutation, Lexington transferred reserves back to AIRCO of $397 for Loss and LAE, of which the Company’s proportionate share after pooling was $139 for Loss and LAE.

The partial commutation of the original arrangement was accounted for in accordance with SSAP 62R as prospective reinsurance with the consideration paid reflected as paid losses within Loss and LAE line of the Income Statement.

AIG Europe SA (“AESA”) Commutation

Effective November 30, 2020, the 55% All Lines Assumed Quota Share Arrangement (“ALQS”) originally entered into in 2019 between the Combined Pool members and AESA was partially commuted, maintaining the accident year stop-loss arrangement in effect. As a result of the commutation, the Combined Pool members transferred reserves back to AESA of $1,010 for Loss and LAE, and $543 of unearned premium, of which the Company’s proportionate share was $354 for loss and LAE, and $190 of unearned premium.

The partial commutation of the original arrangement was accounted for in accordance with SSAP 62R as prospective reinsurance with the consideration paid reflected as paid losses within Loss and LAE line of the Income Statement.

AIRCO Retrocession

Effective December 31, 2020, the Company, with other members of the Pool, entered into a prospective reinsurance arrangement with AIRCO, whereby members of the Pool retroceded 100 percent of their future reinsurance obligations associated with certain underlying mortgage insurance policies stemming from a previously executed assumed quota-share arrangement. The arrangement is accounted for prospectively, on a funds withheld basis, in accordance with SSAP 62R. As part of the arrangement, a contra mortgage guaranty contingency reserve, in the amount of $525 was recorded by the Pool, of which the Company’s proportionate share was $184 as of December 31, 2020.

Share Repurchase

On January 23, 2019, NY DFS approved American Home’s plan to distribute an amount of up to approximately $504 to its immediate parent, an increase in the par value of its common stock from $17 per share to $20 per share and a decrease in the minimum number of directors from 13 to 7. The distribution via a share repurchase agreement with the per share repurchase price equal to the American Home’s statutory book value per share was calculated as of September 30, 2018.

On February 14, 2019, American Home repurchased 139,000 shares of its issued and outstanding common stock, resulting in a distribution to its immediate parent of $502 and a reduction in its common capital stock and gross paid in and contributed surplus of $2 and $500, respectively. On that same date, American Home filed an amendment to its charter with DFS to increase the par value of the American Home’s common stock from $17 to $20 per share. The increase to the par value resulted in an increase of $5 to the American Home’s common capital stock and a reduction to its gross paid in and contributed surplus of the same amount, post share repurchase.

  36        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 And 2019 And for years ended December 31, 2020, 2019 And 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

AIG Global Real Estate Investment Corp. (“AIGGRE”) Restructure

In 2018, the Company and several of its U.S. insurance company affiliates restructured their respective ownership interests in certain real estate equity investments previously originated by an affiliate, AIGGRE (including its investment management affiliates), by contributing such interests to three separate real estate investment funds managed by AIGGRE – AIGGRE U.S. Real Estate Fund I, LP (“U.S. Fund I”), AIGGRE U.S. Real Estate Fund II, LP (“U.S. Fund II” and, together with U.S. Fund I, the “U.S. Funds”), and AIGGRE Europe Real Estate Fund I S.C.SP (“Europe Fund I”). The U.S. Funds each closed on November 1, 2018.

In connection with the closing of U.S. Fund I, the Company made a capital commitment to the fund of up to $276 (representing an approximately 23% equity interest therein), and contributed the Company’s interests in certain real estate equity investments (with an aggregate fair value of approximately $209) and received a cash payment from the fund of approximately $24.

In connection with the closing of U.S. Fund II, the Company made a capital commitment to the fund of up to $621 (representing approximately 23% equity interest therein), and contributed to the fund the Company’s interests in certain real estate equity investments (with an aggregate fair value of approximately $702) and received a cash payment from the fund of approximately $224.

Further, Europe Fund I closed on November 2, 2018. In connection with the closing of Europe Fund I, the Company made a capital commitment to the fund of up to $52 (representing an approximately 8% equity interest therein), and contributed cash to the fund (approximately $34).

In 2019, the Company and several of its U.S. insurance company affiliates established AIGGRE US Real Estate Fund III LP (US Fund III), a real estate investment fund managed AIGGRE. At the closing of US Fund III, on January 2, 2019, the Company made a capital commitment to the fund of up to $146 (representing an approximately 9.73% equity interest therein). In connection with the closing of US Fund III, the Company contributed cash (approximately $23).

AIGGRE Europe Real Estate Fund II S.C.SP (“Europe II Fund”) closed on March 8, 2019. In connection with the closing of Europe II Fund, the Company made a capital commitment to the fund of $43 (representing an approximate 7% equity interest therein), and contributed cash to the fund (approximately $4).

In December 2020, the Company and several of its U.S. insurance company affiliates sold a portion of their equity interests in U.S. Fund III to third parties. The Company sold all of its equity interests in the fund representing approximately 9.73% of U.S. Fund III to the third parties for a purchase price of approximately $78. After the close of the sale to third parties, the Company had no remaining capital commitments to U.S. Fund III. At the close of the sale to the third parties, a portion of the purchase price was paid in cash and the remainder is being paid based on the loan agreements between the Company and the third parties.

At December 31, 2020, the Company’s unfunded capital commitment to U.S. Fund I, U.S. Fund II, Europe Fund I, and Europe Fund II, after certain additional capital was called, was approximately $87, $86, $16, and $34, respectively. As of December 31, 2020 the Company’s balance in U.S. Fund I, U.S. Fund II, Europe Fund I, and Europe Fund II was $31, $148, $22 and $13, respectively.

At December 31, 2019, the Company’s unfunded capital commitment to U.S. Fund I, U.S. Fund II, U.S. Fund III, Europe Fund I, and Europe Fund II, after certain additional capital was called, was approximately $91, $99, $97, $16, and $38, respectively. As of December 31, 2019 the Company’s balance in U.S. Fund I, U.S. Fund II, U.S. Fund III, Europe Fund I, and Europe Fund II was $41, $215, $53, $23 and $4, respectively.

The AIGGRE investments are presented as Other invested assets on the Statement of Admitted Assets.

  37        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

C.	Amounts Due to or from Related Parties

At December 31, 2020 and 2019, the Company reported the following receivables/payables balances from/to its Ultimate Parent, subsidiaries and affiliates (excluding reinsurance transactions). Intercompany agreements have defined settlement terms and related receivables are reported as nonadmitted if balances due remain outstanding more than ninety days past the due date as specified in the agreement.

As of December 31,	2020	2019

Balances with other member pool companies	$81	-
Balances with other affiliates	13	9

Receivable from parent, subsidiaries and affiliates	$94	$9

Balances with National Union	$188	$117
Balances with other member pool companies	-	17
Balances with other affiliates	8	8

Payable to parent, subsidiaries and affiliates	$196	$142

Current federal and foreign income taxes (payable) recoverable under the Tax Sharing Agreement at December 31, 2020 and 2019 were $(15) and $(2), respectively.

The Company did not change its methods of establishing terms regarding any transactions with its affiliates during the years ended December 31, 2020 or 2019.

D.	Guarantees or Contingencies for Related Parties

The Company has issued guarantees whereby it unconditionally and irrevocably guarantees all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies’ rating status issued by certain rating agencies, as disclosed in Note 10.

E.	Management, Service Contract and Cost Sharing Arrangements

As an affiliated company of AIG, the Company utilizes centralized services from AIG and its affiliates. The Company is allocated a charge for these services, based on the amount of incremental expense associated with operating the Company as a separate legal entity. The amount of expense allocated to the Company each period was determined based on an analysis of services provided to the Company.

The following table summarizes fees incurred related to affiliates that exceeded one-half of one percent of the Company’s admitted assets during 2020, 2019 and 2018:

Affiliates	2020	2019	2018

AIG Claims Inc.	$152	$172	$192
AIG PC Global Services, Inc.*	108	124	66
Total	$260	$296	$258

*AIG PC Global Services, Inc. is below one-half of one percent in 2020 and 2018.

F.	Borrowed Money

The Company (among other affiliates) is a borrower under a Loan Agreement, with AIG, as lender, pursuant to which the Company may borrow funds from AIG from time to time (the “Loan Facility”). The aggregate amount of all loans that may be outstanding under the Loan Facility at a given time is $500. As of December 31, 2020 and 2019, the Company had no outstanding liability pursuant to this Loan Facility.

  38        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 And 2019 And for years ended December 31, 2020, 2019 And 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Significant debt terms and covenants include the following:

•	The Company must preserve and maintain its legal existence while maintaining all rights, privileges and franchises necessary to the normal conduct of its business;
•

The Company must take, or cause to be taken, all other actions reasonably necessary or desirable to preserve and defend the rights of the Lender to payment hereunder, and to assure to the Lender the benefits hereof, and;

•

The Company must not merge with or into or consolidate with any other person, sell, transfer or dispose of all or substantially all of its assets or undergo any change in the control of its voting stock unless (a) such merger or consolidation is with or into a wholly-owned subsidiary of Lender, (b) such sale or transfer is to a wholly-owned subsidiary of the Lender or (c) The Company receives the prior written authorization from the Lender.

There have been no violations of the terms and covenants associated with the debt issuance.

Refer to Note 11 E regarding funds borrowed from FHLB.

7.	Reinsurance

In the ordinary course of business, the Company may use both treaty and facultative reinsurance to minimize its net loss exposure to a) any single catastrophic loss event; b) an accumulation of losses from a number of smaller events; or c) provide greater risk diversification. Based on the terms of the reinsurance contracts, a portion of expected IBNR losses will be recoverable in accordance with terms of the reinsurance protection purchased. This determination is necessarily based on the estimate of IBNR and accordingly, is subject to the same uncertainties as the estimate of IBNR. Ceded amounts related to paid and unpaid losses and loss expenses with respect to these reinsurance agreements are generally substantially collateralized. The Company remains liable to the extent that the reinsurers do not meet their obligation under the reinsurance contracts after any collateral is exhausted, and as such, the financial condition of the reinsurers is regularly evaluated and monitored for concentration of credit risk. In addition, the Company assumes reinsurance from other insurance companies.

The following table presents direct, assumed reinsurance and ceded reinsurance written and earned premiums for the years ended December 31, 2020, 2019 and 2018:

Years Ended December 31,	2020		2019		2018
	Written	Earned	Written	Earned	Written	Earned
Direct premiums	$396	$438	$508	$631	$482	$672
Reinsurance premiums assumed:
Affiliates	7,816	8,148	8,252	8,162	7,221	7,322
Non-affiliates	187	221	105	100	147	192
Gross premiums	8,399	8,807	8,865	8,893	7,850	8,186

Reinsurance premiums ceded:
Affiliates	1,562	1,702	1,482	1,490	1,063	1,268
Non-affiliates	2,440	2,272	2,181	2,034	1,803	1,909
Net premiums	$4,397	$4,833	$5,202	$5,369	$4,984	$5,009

  39        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

As of December 31, 2020 and 2019, and for the years then ended, the Company’s unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

	Unearned Premium Reserves	Paid Losses and LAE	Reserves for Losses and LAE
December 31, 2020:
Affiliates	$644	$56	$6,951
Non-affiliates	815	557	9,603
Total	$1,459	$613	$16,554

December 31, 2019:
Affiliates	$781	$63	$8,519
Non-affiliates	648	337	8,374
Total	$1,429	$400	$16,893

A.	Reinsurance Return Commission

The maximum amount of return commission which would have been due to reinsurers if all of the Company’s reinsurance had been cancelled as of December 31, 2020 and 2019 with the return of the unearned premium reserve is as follows:

	Assumed Reinsurance		Ceded Reinsurance		Net
	Premium Reserve	Commission Equity	Premium Reserve	Commission Equity	Premium Reserve	Commission Equity
December 31, 2020
Affiliates	$3,899	$869	$644	$130	$3,255	$739
All Other	89	20	815	165	(726)	(145)
Total	$3,988	$889	$1,459	$295	$2,529	$594

December 31, 2019
Affiliates	$4,172	$978	$781	$163	$3,391	$815
All Other	122	29	648	135	(526)	(106)

Total	$4,294	$1,007	$1,429	$298	$2,865	$709

B.	Unsecured Reinsurance Recoverable

The aggregate unsecured reinsurance balances (comprising recoverables for paid and unpaid losses and LAE and unearned premium reserves) in excess of three percent of policyholders’ surplus at December 31, 2020 and 2019 with respect to an individual reinsurer, and each of such reinsurer’s related group members having an unsecured aggregate reinsurance balance with the company, are as follows:

Reinsurer	2020	2019

Affiliates:
Combined Pool*	$6,721	$7,080
Eaglestone	577	605
Other affiliates	179	8
Total affiliates	$7,477	$7,693

Berkshire Hathaway Group	96	81
Swiss Reinsurance Group	538	467
Munich Reinsurance Group**	250	128
Hannover Re Group**	211	177
Total Non-affiliates	1,095	853

Total affiliates and non-affiliates	$8,572	$8,546

* Includes intercompany pooling impact of $437 related to Unearned Premium Reserve, $6,143 related to Reserves for Losses and LAE and $8 related to Paid losses and LAE as of and for the year ended December 31, 2020, and $634, $6,248, and $6, respectively, as of and for the year ended December 31, 2019.

**Munich Reinsurance Group and Hannover Re Group were below 3% in 2019.

  40        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 And 2019 And for years ended December 31, 2020, 2019 And 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

C.	Reinsurance Recoverable in Dispute

At December 31, 2020 and 2019, the aggregate of all disputed items did not exceed ten percent of capital and surplus and there were no amounts in dispute for any single reinsurer that exceeded five percent of capital and surplus. The total reinsurance recoverable balances in dispute are $35 and $37 as of December 31, 2020 and 2019, respectively.

D.	Retroactive Reinsurance

On January 20, 2017, the Combined Pool entered into an adverse development reinsurance agreement with NICO under which the Combined Pool ceded to NICO eighty percent of its reserve risk above an attachment point on substantially all of its U.S. Commercial long-tail exposures for accident years 2015 and prior. Under this agreement, the Combined Pool ceded to NICO eighty percent of net paid losses on subject business on or after January 1, 2016 in excess of $25,000 of net paid losses, up to an aggregate limit of $25,000. At NICO’s 80 percent share, NICO’s limit of liability under the contract is $20,000. The Combined Pool paid consideration of approximately $10,188 in February 2017, including interest at 4 percent per annum from January 1, 2016 through date of payment. American Home’s share of the consideration paid was $3,566. NICO placed the consideration received into a collateral trust account as security for NICO’s claim payment obligations, and Berkshire Hathaway Inc. has provided a parental guarantee to secure NICO’s obligations under the agreement.

American Home accounted for this transaction as prospective reinsurance, except that the surplus gain associated with the ADC has been reported in a segregated surplus account and does not form a part of the Company’s Unassigned funds.

The total surplus gain recognized by the Combined Pool as of December 31, 2020, 2019 and 2018 was $2,287, $2,176 and $1,984, respectively. American Home’s share of this gain as of December 31, 2020, 2019 and 2018 was $799, $854 and $920, respectively. The surplus gain is presented as segregated surplus and subject to the applicable dividend restrictions. This amount must be restricted in surplus until such time as the actual retroactive reinsurance recovered from NICO exceeds the consideration paid for the cession.

E.	Reinsurance Agreements Qualifying for Reinsurer Aggregation

In 2011, the Combined Pool companies entered into a loss portfolio transfer reinsurance agreement with Eaglestone, an affiliate, which provides coverage up to a limit of $5,000 for the Pool’s net asbestos exposures. Effective the same date, Eaglestone retroceded the majority of this exposure to NICO, an unaffiliated company. NICO provides coverage up to a limit of $3,500 for subject business covered under the agreement. NICO administers claims and pursues amounts recoverable from the Combined Pool companies’ reinsurers with respect to paid losses and loss adjustment expenses. To the extent that the prior reinsurers pay, the amounts are collected and retained by NICO. NICO maintains funds in trust for the benefit of Eaglestone under the contract; as of December 31, 2020 and 2019 the amount in trust was $3,743 and $4,326, respectively. The amount of the unexhausted limit under the NICO agreement as of December 31, 2020 and 2019 was $1,164 and $1,201, respectively. The Company has accounted for its cession to Eaglestone as prospective reinsurance.

8.	Income Taxes

U.S. TAX REFORM OVERVIEW

On December 22, 2017, the United States enacted Public Law 115-97, known as the Tax Cuts and Jobs Act (“the Tax Act”). The Tax Act reduced the statutory rate of U.S. federal corporate income tax to 21 percent and enacted numerous other changes impacting the Company.

The Tax Act includes provisions for Global Intangible Low-Taxed Income (“GILTI”), under which taxes on foreign income are imposed on the excess of a deemed return on tangible assets of foreign corporations and for Base Erosion and Anti-Abuse Tax (“BEAT”), under which taxes are imposed on certain base eroding payments to affiliated foreign companies. While the U.S. tax authorities issued formal guidance, including recently issued proposed and final regulations for BEAT and other provisions of the Tax Act, there are still certain aspects of the Tax Act that remain unclear and subject to substantial uncertainties. Additional guidance is expected in future periods. Such guidance may result in changes to the interpretations and assumptions we made and actions we may take, which may impact amounts recorded with respect to international provisions of the Tax Act, possibly materially. Consistent with accounting guidance, we treat BEAT as a period tax charge in the period the tax is incurred and have made an accounting policy election to treat GILTI taxes in a similar manner.

No provision for income tax related to GILTI or BEAT was recorded as of December 31, 2020.

  41        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars In Millions)

On March 27, 2020, the U.S. enacted the Coronavirus Aid, Relief, and Economic Security (CARES) Act to mitigate the economic impacts of the COVID-19 crisis. The tax provisions of the CARES Act have not had and are currently not expected to have a material impact on the Company’s U.S. federal tax liabilities.

The components of the Company’s net deferred tax assets/liabilities (“DTA”/“DTL”) as of December 31, 2020 and 2019 are as follows:

	12/31/2020					12/31/2019						Change
	Ordinary	Capital		Total		Ordinary		Capital		Total		Ordinary		Capital		Total

Gross DTA	$792		$249		$1,041		$892		$241		$1,133		$(100)		$8		$(92)
Statutory Valuation Allowance	15		17		32		13		53		66		2		(36)		(34)
Adjusted Gross DTA	777		232		1,009		879		188		1,067		(102)		44		(58)
Nonadmitted DTA	52		-		52		31		-		31		21		-		21
Subtotal Admitted DTA	725	-	232	-	957	-	848	-	188	-	1,036	-	(123)	-	44	-	(79)
DTL	104		232		336		123		188		311		(19)		44		25
Net Admitted DTA/(DTL)	$621		$-		$621		$725		$-		$725		$(104)		$-		$(104)

At December 31, 2020, the Company recorded gross deferred tax assets (“DTA”) of $1,041. A valuation allowance of $15 was established on deferred tax assets related to foreign tax credits and $17 on net capital deferred tax assets, as it is management’s belief that they will not be realized in the foreseeable future. Tax planning strategies had no impact on the determination of the net admitted DTA.

The following table shows the summary of the calculation for the net admitted DTA as of December 31, 2020 and 2019:

	12/31/2020			12/31/2019			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Adjusted gross DTAs realizable within 36 months or 15 percent of statutory surplus (the lesser of 1 and 2 below)	621	-	621	725	-	725	(104)	-	(104)
1. Adjusted gross DTAs realizable within 36 months	621	-	621	725	-	725	(104)	-	(104)
2. 15 percent of statutory surplus	NA	NA	912	NA	NA	790	NA	NA	122
Adjusted gross DTAs that can be offset against DTLs	104	232	336	123	188	311	(19)	44	25
Total DTA admitted as the result of application of SSAP 101	$725	232	957	$848	$188	$1,036	$(123)	$44	$(79)

	2020	2019
Ratio percentage used to determine recovery period and threshold limitation amount	489%	413%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in (2) above.	$6,073	$5,271

The following table shows the components of the current income tax expense (benefit) for the periods listed:

For the years ended December 31,	2020	2019	Change
Federal income tax	$(22)	$(42)	$20
Foreign income tax	8	7	1
Subtotal	(14)	(35)	21
Federal income tax on net capital gains	22	42	(20)
Federal and foreign income taxes incurred	$8	$7	$1

  42        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The following table shows the components of the DTA split between ordinary and capital DTA as of December 31, 2020 and 2019:

	2020	2019	Change
Ordinary
Discounting of unpaid losses	$120	$128	$(8)
Nonadmitted assets	13	15	(2)
Unearned premium reserve	156	147	9
Bad debt expense	8	9	(1)
Net operating loss carry forward	322	406	(84)
Foreign tax credit carry forward	81	80	1
Investments	46	26	20
Mortgage Contingency Reserve	-	34	(34)
Intangible Assets	11	13	(2)
Other temporary differences	35	34	1
Subtotal	792	892	(100)
Statutory valuation allowance adjustment	15	13	2
Nonadmitted	52	31	21
Admitted ordinary deferred tax assets	$725	$848	$(123)
Capital
Investments	$231	$228	$3
Unrealized capital losses	18	13	5
Subtotal	249	241	8
Statutory valuation allowance	17	53	(36)
Admitted capital deferred tax assets	232	188	44
Admitted deferred tax assets	$957	$1,036	$(79)

The following table shows the components of the DTL split between ordinary and capital DTL as of December 31, 2020 and 2019:

	2020	2019	Change
Ordinary
Investments	$69	$80	$(11)
Tax Act adjustment to discounting of unpaid losses	27	32	(5)
Compensation and benefits accrual	7	7	-
Other temporary differences	2	5	(3)
Subtotal	105	124	(19)
Capital
Investments	$153	$128	$25
Unrealized capital gains (losses)	79	59	20
Other temporary differences	1	1	-
Subtotal	233	188	45
Deferred tax liabilities	336	312	24
Net deferred tax assets/liabilities	$621	$724	$(103)

  43        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The change in net deferred tax assets is comprised of the following:

	2020	2019	Change
Adjusted gross deferred tax assets	$1,010	$1,067	$(57)
Total deferred tax liabilities	(337)	(312)	(25)
Net deferred tax assets/ (liabilities)	673	755	(82)
Tax effect of unrealized gains (losses)			(15)
Total change in net deferred tax			$(67)
Change in deferred tax - current year			(81)
Change in deferred tax - current year - other surplus items			5
Change in deferred tax - current year - total			(76)
Change in deferred tax – prior period correction			9
Total change in deferred tax - current year			$(67)

The following table shows the components of opening surplus adjustments on current and deferred taxes for the year ended December 31, 2020:

	Current	Deferred	Total
SSAP 3 impact:
SSAP 3 - general items	$3	$(8)	$(5)
SSAP 3 - statutory valuation allowance	-	17	17
Subtotal SSAP 3	3	9	12
SSAP 3 - unrealized gain/loss	-	-	-
SSAP 3 - adjusted tax assets and liabilities	3	9	12
SSAP 3 - nonadmitted impact	-	(21)	(21)
Total SSAP 3 impact	$3	$(12)	$(9)

The provision for federal and foreign income taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents a reconciliation of such differences in arriving at total taxes related to the Company for the years ended December 31, 2020, 2019 and 2018:

  44        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

	2020		2019		2018
Description	Amount	Tax Effect	Amount	Tax Effect	Amount	Tax Effect
Net Income (Loss) Before Federal Income Taxes and Capital Gains Taxes	$325	$68	$628	$132	$(263)	$(55)
Book to Tax Adjustments:
Tax Exempt Income, net of proration	(11)	(2)	(18)	(4)	(34)	(7)
Stock Options And Other Compensation	9	2	10	2	-	-
Change in Nonadmitted Assets	10	2	18	4	28	6
Statutory Valuation Allowance	-	(17)	-	19	-	40
Return to Provision	-	(1)	-	(2)	-	(1)
Change in contingency reserve	162	34	(26)	(5)	(31)	(7)
FTC carryforward expiration	-	3	-	-	-	-
Other	(20)	(3)	(14)	4	36	8
Total Book to Tax Adjustments	150	18	(30)	18	(1)	39
Total Income Tax	$475	$86	$598	$150	$(264)	$(16)
Federal and Foreign Income Taxes Incurred	-	(13)	-	(35)	-	(54)
Federal Income Tax on Net Capital Gains	-	22	-	42	-	69
Change in Net Deferred Income Taxes	-	77	-	143	-	(31)
Total Income Tax	$-	$86	$-	$150	$-	$(16)

Operating loss and tax credit carry-forwards
At December 31, 2020 the Company had net operating loss carry forwards expiring through the year 2038 of:	$1,532
At December 31, 2020 the Company had foreign tax credits expiring through the year 2030 of:	$81

There were no deposits reported as admitted assets under Section 6603 of the Internal Revenue Service (IRS) Code as of December 31, 2020. The Company does not believe that the liability related to any federal or foreign tax loss contingencies will significantly change within the next 12 months. A reasonable estimate of such change cannot be made at this time.

As of December 31, 2020, there was a $3 receivable related to tax return errors and omissions and a $17 liability related to uncertain tax positions.

The U.S is the only major tax jurisdiction of the Company. The statute of limitations for all tax years prior to 2000 has expired for the consolidated federal income tax return. The Company is currently under examination for the tax years 2007 through 2013 and open to examination through 2019.

  45        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The following table lists those companies that form part of the 2020 AIG consolidated federal income tax return:

Company	Company	Company	Company	Company
A.I. Credit Corp.	AGC Life Insurance Company	AGL Loan Investments Corporation	AGLIC Investments Bermuda Limited	AH SLP 1094 San Lucas, LLC
AH SubGP 1000 Woodwind Lakes, LLC	AH SubGP 1007 Highland Meadow, LLC	AH SubGP 1020 Collingham, LLC	AH SubGP 1045 Montgomery, LLC	AH SubGP 1098 Green Pines, LLC
AH SubGP 1158 Flat Iron, LLC	AH SubGP 1170 Palms at Vero Beach, LLC	AH SubGP 1212 Painted Desert, LLC	AH SubGP 1248 North Vista, LLC	AH SubGP 1263 West Virginia, LLC
AH SubGP 1384 Woodglen, LLC	AH SubGP 1433 Magnolia, LLC	AH SubGP 1450 Timber, LLC	AH SubGP 1470 Palmetto, LLC	AH SubGP 1480 Eastmont Senior, LLC
AH SubGP 1535 Hunter’s Run, LLC	AH SubGP 1548 Walnut, LLC	AH SubGP 1551 Spanish Creek, LLC	AH SubGP 1597 Broadmoor, LLC	AH SubGP 1600 Rainer, LLC
AH SubGP 1631 Broadway, LLC	AH SubGP 1694 Sonoma, LLC	AH SubGP 245 Garland, LLC	AH SubGP 479 Sunrise, LLC	AH SubGP 516 Merrilltown, LLC
AH SubGP 641 McKinney Apartments, LLC	AH SubGP 665 Salinas Bay, LLC	AH SubGP 693 Parkland Pointe, LLC	AH SubGP 716 Villas of Mission Bend, LLC	AH SubGP 759 Parker Commons, LLC
AH SubGP 785 Mayfield, LLC	AH SubGP 787 North Knoll, LLC	AH SubGP 835 Whispering, LLC	AH SubGP 842 Huebner, LLC	AH SubGP 911 Mainland, LLC
AH SubGP 929 Collinwood, LLC	AH SubGP 936 Emmaus, LLC	AH SubGP 997 Maxey, LLC	AH SubGP Crestview Duplexes, LLC	AH SubGP GAG Gandolf, LLC
AH SubGP MDL, LLC	AIG Aerospace Adjustment Services, Inc.	AIG Aerospace Insurance Services, Inc.	AIG Asset Management (U.S.), LLC	AIG Asset Management EU CLO, LLC
AIG Assurance Company	AIG BG Holdings LLC	AIG Capital Corporation	AIG Capital Services, Inc.	AIG Claims, Inc.
AIG Commercial Equipment Finance, Inc.	AIG Consumer Finance Group, Inc.	AIG Credit (Europe) Corporation	AIG Credit Corp.	AIG Direct Insurance Services, Inc.
AIG Employee Services, Inc.	AIG FCOE, Inc.	AIG Federal Savings Bank	AIG Financial Products Corp.	AIG Fund Services, Inc.
AIG G5, Inc.	AIG Global Asset Management Holdings Corp.	AIG Global Capital Markets Securities, LLC	AIG Global Real Estate Investment Corp.	AIG Insurance Management Services, Inc.
AIG International Inc.	AIG Kirkwood, Inc.	AIG Korean Real Estate Development YH	AIG Life Holdings, Inc.	AIG Life of Bermuda, Ltd.
AIG Markets, Inc.	AIG Matched Funding Corp.	AIG Mortgage Capital, LLC	AIG North America, Inc.	AIG Partnership Holdings Corp.
AIG PC Global Services Inc.	AIG Procurement Services, Inc.	AIG Property Casualty Company	AIG Property Casualty U.S., Inc.	AIG Property Casualty, Inc.
AIG Realty, Inc.	AIG Securities Lending Corp.	AIG Shared Services	AIG Shared Services Corporation	AIG Specialty Insurance Company
AIG Spring Ridge I, Inc.	AIG Technologies, Inc.	AIG Technologies, Inc. (U.K. branch)	AIG Travel, Inc.	AIG Warranty Services of Florida, Inc.
AIG Warranty Services, Inc.	AIG WarrantyGuard, Inc.	AIG.COM, Inc.	AIG-FP Capital Preservation Corp.	AIG-FP Matched Funding Corp.
AIG-FP Pinestead Holdings Corp.	AIGGRE Dakota Springs Investor LLC	AIGGRE DC Ballpark Investor, LLC	AIGGRE Europe Real Estate Fund I	AIGGRE Livermore Longfellow Investor LLC
AIGGRE Market Street II LLC	AIGGRE North Getty Investor LLC	AIGGRE U.S. Real Estate Fund I	AIGGRE U.S. Real Estate Fund II	AIGGRE U.S. Real Estate Fund II GP, LLC
AIGGRE U.S. Real Estate Fund III	AIGGRE VISTA, LLC	AIGT Inc. Hong Kong Branch	AIU Insurance Company	Akita, Inc.
Alabaster Capital LLC	AlphaCat Capital Inc.	AM Holdings LLC	American Athletic Club, Inc.	American General Annuity Service Corporation
American General Assignment	American General Assignment Corporation	American General Insurance Agency, Inc.	American General Life Ins. Co. Non-Insulated	American General Life Insurance Co. - Insulat

  46        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 And 2019 And for years ended December 31, 2020, 2019 And 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Company	Company	Company	Company	Company
American General Life Insurance Company	American General Life Services Company, LLC	American General Realty	American Home Assurance Company	American International Facilities Management
American International Group, Inc.	American International Realty Corporation	American International Reinsurance	Applewood Funding Corp.	Arthur J. Glatfelter Agency, Inc.
Barnegat Funding Corp.	Blackboard Customer Care Insurance Services	Blackboard Insurance Company	Blackboard Services, LLC	Blackboard Specialty Insurance Company
Blackboard U.S. Holdings, Inc.	CAP Investor 1, LLC	CAP Investor 10, LLC	CAP Investor 14, LLC	CAP Investor 2, LLC
CAP Investor 4, LLC	CAP Investor 5, LLC	CAP Investor 8, LLC	Charleston Bay SAHP Corp.	Commerce and Industry Insurance Company
Connective Mortgage Advisory Company	Crop Risk Services, Inc.	Crossings SAHP Corp.	Design Professionals Association	DIL/SAHP Corp.
DSA P&C Solutions, Inc.	Eaglestone Reinsurance Company	Eastgreen, Inc.	First Principles Capital Management, LLC	Forest SAHP Corp.
Fortitude Group Holdings, LLC	Fortitude Group Services, Inc.	Fortitude Life & Annuity Solutions, Inc.	Fortitude Re Investments, LLC	Fortitude Reinsurance Company, Ltd.
Foundry Insurance Agency, Inc.	GIG of Missouri, Inc.	GIG Reinsurance Company, Ltd.	Glatfelter Claims Management, Inc.	Glatfelter Properties, LLC
Glatfelter Underwriting Services, Inc.	Grand Savannah SAHP Corp.	Granite State Insurance Company	Health Direct, Inc.	Illinois National Insurance Co.
Integrated Manufacturing Companies, Inc.	Knickerbocker Corporation	LBMA Equipment Services, Inc.	Lexington Insurance Company	Lexington Specialty Insurance Agency, Inc.
Livetravel, Inc.	LSTREET I, LLC	LSTREET II, LLC	MG Reinsurance Limited	MIP Mezzanine, LLC
MIP PE Holdings, LLC	Morefar Marketing, Inc.	Mt. Mansfield Company, Inc.	National Union Fire Insurance	National Union Fire Insurance Company
New Hampshire Insurance Company	PCG 2019 Corporate Member Limited	Pearce & Pearce, Inc.	Pine Street Real Estate Holdings Corp.	Prairie SAHP Corp.
Raptor Funding Corp.	Rialto Melbourne Investor LLC	Risk Specialists Companies	SA Affordable Housing, LLC	SA Investment Group, Inc.
SA SubGP 1000 Woodwind Lakes, LLC	SAAHP GP Corp.	SAFG Retirement Services, Inc.	SAHP GA III - SC LLC	SAI Deferred Compensation Holdings, Inc.
Sandstone (2016) Ltd.	SCSP Corp.	Service Net Solutions of Florida, LLC	Service Net Warranty, LLC	SLP Housing GPDNAC, LLC
SNW Insurance Agency, LLC	Spruce Peak Realty, LLC	Stowe Mountain Holdings, Inc.	Stratford Insurance Company	SubGen NT, Inc.
SunAmerica Affordable Housing Partners, Inc.	SunAmerica Asset Management, LLC	SunAmerica Fund Assets 104, LLC	SunAmerica Fund Assets 110, LLC	SunAmerica Fund Assets 112, LLC
SunAmerica Fund Assets 119, LLC	SunAmerica Fund Assets 150, LLC	SunAmerica Fund Assets 163, LLC	SunAmerica Fund Assets, LLC	SunAmerica Life Reinsurance Company
SunAmerica Retirement Markets, Inc.	Susquehanna Agents Alliance, LLC	The Glatfelter Agency, Inc.	The Insurance Company of the	The United States Life Insurance
The United States Life Insurance Company	The Variable Annuity Life - Insulated	The Variable Annuity Life - Non-Insulated	The Variable Annuity Life Insurance Company	Travel Guard Group, Inc.
Tudor Insurance Company	U G Corporation	VALIC Financial Advisors, Inc.	VALIC Retirement Services Company	Validus America, Inc.
Validus Re Americas (New Jersey), Inc.	Validus Reaseguros, Inc.	Validus Services, Inc.	Validus Specialty Underwriting Services, Inc.	Validus Specialty, LLC
Volunteer Firemen’s Insurance Services, Inc.	Webatuck Corp.	Westco Claims Management Services, Inc.	Westco Insurance Managers, Inc.	Western World Insurance Company
Western World Insurance Group, Inc.

  47        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 And 2019 And for years ended December 31, 2020, 2019 And 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

9.	Capital and Surplus and Dividend Restrictions

A.	Dividend Restrictions

Under New York law, the Company may pay dividends only from Unassigned surplus determined on a statutory basis.

New York domiciled companies are restricted (on the basis of the lower of 10 percent of statutory earned surplus as defined in NY Insurance Law section 4105, adjusted for special surplus items, as of the last statement on file with the Superintendent, or 100 percent of adjusted net investment income for the preceding thirty-six month period ended as of the last statement on file with the Superintendent) as to the amount of ordinary dividends they may declare or pay in any twelve-month period without the prior approval of the NY DFS. The maximum dividend amount the Company can pay in 2021, as of December 31, 2020 is $0.

Other than the limitations above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to the stockholders.

The Company did not pay any dividends in 2020 and 2019.

B.	Capital & Surplus

Changes in balances of special surplus funds are due to adjustments in the amounts of reserves transferred under retroactive reinsurance agreements and when cash recoveries exceed the consideration paid.

The portion of Unassigned surplus at December 31, 2020 and 2019 represented or reduced by each item below is as follows:

Years Ended December 31,	2020	As Adjusted* 2019	2019
Unrealized gains and losses (net of taxes)	$312	$129	$130
Nonadmitted asset values	(112)	(123)	(102)
Provision for reinsurance	(25)	(16)	(16)
* As Adjusted includes SSAP 3 prior year adjustments

The Company exceeded minimum RBC requirements at both December 31, 2020 and 2019.

10.	Contingencies

A.	Legal Proceedings

In the normal course of business, AIG and its subsidiaries are, like others in the insurance and financial services industries in general, subject to regulatory and government investigations and actions, and litigation and other forms of dispute resolution in a large number of proceedings pending in various domestic and foreign jurisdictions. Certain of these matters involve potentially significant risk of loss due to potential for significant jury awards and settlements, punitive damages or other penalties. Many of these matters are also highly complex and seek recovery on behalf of a class or similarly large number of plaintiffs. It is therefore inherently difficult to predict the size or scope of potential future losses arising from these matters. In AIG’s insurance and reinsurance operations, litigation and arbitration concerning the scope of coverage under insurance and reinsurance contracts, and litigation and arbitration in which its subsidiaries defend or indemnify their insureds under insurance contracts, are generally considered in the establishment of loss reserves. Separate and apart from the foregoing matters involving insurance and reinsurance coverage, AIG, its subsidiaries and their respective officers and directors are subject to a variety of additional types of legal proceedings brought by holders of AIG securities, customers, employees and others, alleging, among other things, breach of contractual or fiduciary duties, bad faith and violations of federal and state statutes and regulations. With respect to these other categories of matters not arising out of claims for insurance or reinsurance coverage, the Company establishes reserves for loss contingencies when it is probable that a loss will be incurred and the amount of the loss can be reasonably estimated. In many instances, the Company is unable to determine whether a loss is probable or to reasonably estimate the amount of such a loss and, therefore, the potential future losses arising from legal proceedings may exceed the amount of liabilities that has been recorded in its financial statements covering these matters. While such potential future charges could be material, based on information currently known to management, management does not believe, other than may be discussed below, that any such charges are likely to have a material adverse effect on the Company’s financial position or results of operation.

  48        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 And 2019 And for years ended December 31, 2020, 2019 And 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Additionally, from time to time, various regulatory and governmental agencies review the transactions and practices of AIG and its subsidiaries in connection with industry-wide and other inquiries into, among other matters, the business practices of current and former operating insurance subsidiaries. The Company has cooperated, and will continue to cooperate, in producing documents and other information in response to such requests.

B.	Leases

Lease expenses are allocated to the Company based upon the percentage of space occupied with the final share of cost based upon its percentage participation in the Combined Pool.

C.	Other Commitments

As part of its hedge fund, private equity and real estate equity portfolio investments, as of December 31, 2020, the Company may be called upon for additional capital investments of up to $996.

At December 31, 2020 the Company had $304 of outstanding commitments related to various funding obligations associated with investments in commercial and residential mortgage loans.

D.	Guarantees

The Company had issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies’ rating status issued by certain rating agencies. The Company would be required to perform under the guarantee in the event that a guaranteed entity failed to make payments due under policies of insurance issued during the period of the guarantee. The Company has not been required to perform under any of the guarantees. The Company remains contingently liable for all policyholder obligations associated with insurance policies issued by the guaranteed entity during the period in which the guarantee was in force.

Each guaranteed entity has reported invested assets in excess of their direct (prior to reinsurance) policyholder liabilities. Additionally, the Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the Company’s place and stead. Furthermore, for any former affiliate that has been sold, the purchaser has provided the Company with hold harmless agreements relative to the guarantee of the divested affiliate. Accordingly, management believes that the likelihood of payment under any of the guarantees is remote.

  49        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The following schedule sets forth the effective and termination dates (agreements with guarantees in run off), of each guarantee, the amount of direct policyholder obligations guaranteed, the invested assets and policyholder surplus for each guaranteed entity as of December 31, 2020:

Guaranteed Company			Date Issued	Date Terminated	Policyholder Obligations @ 12/31/2020	Invested Assets @ 12/31/2020	Estimated Loss @ 12/31/2020	Policyholders’ Surplus 12/31/2020
21st Century Advantage Insurance Company (f/k/a AIG Advantage Insurance Company )			12/15/1997	8/31/2009	$-	$21	$-	$22
21st Century North America Insurance Company (f/k/a American International Insurance Company )			11/5/1997	8/31/2009	9	611	-	613
21st Century Pinnacle Insurance Company (f/k/a American International Insurance Company of New Jersey)			12/15/1997	8/31/2009	1	19	-	20
AIG Edison Life Insurance Company (f/k/a GE Edison Life Insurance Company)			8/29/2003	3/31/2011	7,248	92,029	-	2,507
American General Life and Accident Insurance Company	*		3/3/2003	9/30/2010	1,469	199,832	-	7,511
American General Life Insurance Company	*		3/3/2003	12/29/2006	7,588	199,832	-	7,511
American International Assurance Company (Australia) Limited	*	*	11/1/2002	10/31/2010	443	1,799	-	574
Chartis Europe, S.A. (f/k/a AIG Europe, S.A.)	*		9/15/1998	12/31/2012	4,968	7,005	-	2,074
AIG Seguros Mexico, S.A. de C.V. (f/k/a AIG Mexico Seguros Interamericana, S.A. de C.V.)	*		12/15/1997	3/31/2015	83	98	-	146
Chartis UK (f/k/a Landmark Insurance Company, Limited (UK))	*		3/2/1998	11/30/2007	148	5,816	-	2,439
Farmers Insurance Hawaii (f/k/a AIG Hawaii Insurance Company, Inc.)			11/5/1997	8/31/2009	-	25	-	26
Lloyd’s Syndicate (1414) Ascot (Ascot Underwriting Holdings Ltd.)			1/20/2005	10/31/2007	6	831	-	57
SunAmerica Annuity and Life Assurance Company (Anchor National Life Insurance Company)	*		1/4/1999	12/29/2006	718	199,832	-	7,511
SunAmerica Life Insurance Company	*		1/4/1999	12/29/2006	2,092	199,832	-	7,511
The United States Life Insurance Company in the City of New York	*		3/3/2003	4/30/2010	3,181	29,451	-	1,790
The Variable Annuity Life Insurance Company	*		3/3/2003	12/29/2006	4,357	90,247	-	2,906
Total					$32,311	$1,027,280	$-	$43,218

* Current affiliates

** AIA was formerly as subsidiary of AIG, Inc. In previous years AIA provided the direct policyholder obligations as of each year end. However, starting in 2014 AIA declined to provide financial information related to these guarantees. The financial information reflects amounts as of December 31, 2012, at which time the guaranteed entities had invested assets in excess of direct policyholder obligations and were in a positive surplus position. Such amounts continue to remain the Company’s best estimate given available financial information. The guaranteed policyholder obligations will decline as the policies expire.

  50        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

E.	Joint and Several Liabilities

AIUI and the Company are jointly and severally obligated to the policyholders of their Japan branches, in connection with transfers of the business of those Japan branches to Japan-domiciled affiliates in 2013 and 2014, respectively. Under the terms of the transfer agreement, the Japan affiliates have agreed to be responsible for 100% of the obligations associated with such policies, and management expects such companies to satisfy their obligation. The Company carries no reserves with respect to such liabilities. The Japanese affiliates carried $14 and $13 of loss reserves in respect of such policies as of December 31, 2020 and 2019, respectively. As of December 31, 2020, if the Japan affiliates were to fail to satisfy their obligations, the Company’s share of the aggregate exposure under the pooling agreement is $8.

Each Pool member is also jointly and severally obligated to the other Pool members, in proportion to their pool share, in the event any other Pool member fails.

11.	Other Significant Matters

A.	Other Assets

As of December 31, 2020 and 2019, other admitted assets as reported in the accompanying Statements of Admitted Assets were comprised of the following balances:

Other admitted assets	2020	2019
Deposit accounting assets	11	10
Equities in underwriting pools and associations	36	43
Guaranty funds receivable on deposit	2	9
Loss funds on deposit	68	74
Other assets	81	87
Total other admitted assets	$198	$223

B.	Other Liabilities

As of December 31, 2020 and 2019, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

Other liabilities	2020	2019
Assumed Mortgage Guaranty Contingency Reserve	$184	$162
Ceded Mortgage Guaranty Contingency Reserve	(184)	-
Escrow Deposit Liability	138	132
Other accrued liabilities	114	152
Retroactive reinsurance reserves - assumed	99	-
Retroactive reinsurance reserves - ceded	(26)	(27)
Deferred commission earnings	57	36
Escrow funds (NICO)	22	29
Accrued retrospective premiums	13	15
Servicing carrier liability	11	-
Remittances and items not allocated	4	-
Paid loss clearing contra liability (loss reserve offset for paid claims)	(22)	(25)
Total other liabilities	$410	$474

  51        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

C.	Other (Expense) Income

For the years ended December 31, 2020, 2019 and 2018, other (expense) income as reported in the accompanying Statements of Operations and Changes in Capital and Surplus were comprised of the following balances:

Other (expense) income	2020	2019	2018
Fee income on deposit programs	$-	$2	$1
Interest expense on reinsurance program	(79)	(111)	(148)
Other (expense) income	(34)	13	11
Total other (expense) income	$(113)	$(96)	$(136)

D.	Non-Cash items

For the years ended December 31, 2020, 2019 and 2018, the amounts reported in the Statements of Cash Flow are net of the following non-cash items:

Non-cash transactions	2020	2019	2018
Capital contribution from parent:
Return of Capital	-	(486)	-
Receivable	-	-	150
AESA Commutation:			-
Premiums collected	(81)	-	-
Benefit and loss related payments	20	-	-
Commissions	60	-	-
Funds Held:
Premiums collected	(22)	(36)	(62)
Benefit and loss related payments	87	195	(15)
Interest	(74)	(107)	(146)
Commission and other expense paid	19	52	23
Funds held	10	104	200
Securities received/transferred:
Securities received	809	875	1,244
Securities transferred	(1,230)	(1,267)	(1,662)

E.	Federal Home Loan Bank (“FHLB”) Agreements

The Company is a member of the FHLB of New York. Such membership requires ownership of stock in the FHLB. The Company owned an aggregate of $7 and $9 of stock in the FHLB at December 31, 2020 and 2019, respectively.

Through its membership, the Company has conducted business activity (borrowings) with the FHLB. The Company utilizes the FHLB facility to supplement liquidity or for other uses deemed appropriate by management. The outstanding borrowings are being used primarily for interest rate risk management purposes in connection with certain reinsurance arrangements, and the balances are expected to decline as underlying premiums are collected. The Company is required to pledge certain mortgage-backed securities, government and agency securities and other qualifying assets to secure advances obtained from the FHLB. The FHLB applies a haircut to collateral pledged to determine the amount of borrowing capacity it will provide to its member. As of December 31, 2020, the Company had an actual borrowing capacity of $988 based on qualified pledged collateral. At December 31, 2020, the Company had borrowings of $0 from the FHLB.

F.	Insurance-Linked Securities

As of December 31, 2020 and 2019, the Company was not a ceding insurer in catastrophe bond reinsurance transactions in force.

  52        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

G.	COVID-19 Premium Refunds, Rate Reductions, and Policyholder Dividends

The impact of COVID-19 is evolving and will ultimately depend upon the scope, severity and duration of the crisis as well as the actions taken by governments, legislative bodies or regulators and other third parties in response, all of which are highly uncertain at this time. Please refer to AIG’s Form 10-K for year-end 2020 for additional information regarding the impact of this event on AIG and its businesses.

During 2020, the Company reported voluntary premium refunds and rate reductions resulting from COVID-19 in the amount of $41 and $5, respectively. The Company accounts for premium refunds and rate reductions consistent with SSAP 53 and SSAP 66, and are recognized as a reduction to written or earned premium with the unearned premium reserve adjusted accordingly.

12.	Subsequent Events

Subsequent events have been considered through April 23, 2021 for these Financial Statements issued on April 23, 2021.

Type I – Recognized Subsequent Events:

None.

Type II – Nonrecognized Subsequent Events:

Effective January 1, 2021, the Combined Pooling Agreement was amended and restated among the twelve companies listed below. The new pool participation percentages of the pool members, as compared to those as of December 31, 2020, are as follows:

Company	NAIC Company Code	Pool Participation Percentage as of January 1, 2021	Pool Participation Percentage as of December 31, 2020	State of Domicile
National Union Fire Insurance Company of Pittsburgh, Pa. (National Union)*	19445	35%	35%	Pennsylvania
American Home Assurance Company (American Home)	19380	32%	35%	New York
Lexington Insurance Company (Lexington)	19437	30%	30%	Delaware
AIG Property Casualty Company (APCC)	19402	0%	0%	Illinois
Commerce and Industry Insurance Company (C&I)	19410	3%	0%	New York
The Insurance Company of the State of Pennsylvania (ISOP)	19429	0%	0%	Illinois
New Hampshire Insurance Company (New Hampshire)	23841	0%	0%	Illinois
AIG Specialty Insurance Company (Specialty)	26883	0%	0%	Illinois
AIG Assurance Company (Assurance)	40258	0%	0%	Illinois
Granite State Insurance Company (Granite)	23809	0%	0%	Illinois
Illinois National Insurance Co. (Illinois National)	23817	0%	0%	Illinois
AIU Insurance Company (AIU)	19399	0%	0%	New York

* Lead Company of the Combined Pool

  53        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.